EXHIBIT 10.2
CONTRIBUTION AGREEMENT
between
Each of the parties designated as a “Contributor” on Exhibit A-1

and
URBAN EDGE PROPERTIES LP,
as the Partnership

and

URBAN EDGE PROPERTIES,

as the Company

Dated as of April 7, 2017

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Exhibits
Exhibit A-1    Properties and Contributors
Exhibit A-2    Legal Descriptions of Real Properties
Exhibit A-3-1    Ground Lease Documents
Exhibit A-3-2    Third Floor Lease Documents
Exhibit A-4    Allocation of Contribution Value Among Properties
Exhibit A-5    Cash Percentage and OP Unit Percentage
Exhibit A-6    Allocation of Cash Consideration and OP Units Among Holders
Exhibit B    List of Personal Property
Exhibit C    List of Service Agreements

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Exhibit D-1    Form of New Jersey Deed
Exhibit D-2    Form of New York Deed
Exhibit D-3    Form of Missouri Deed
Exhibit E    Form of Bill of Sale
Exhibit F    Form of Assignment and Assumption of Leases
Exhibit G    Form of Assignment and Assumption of Contracts and Intangibles
Exhibit H    Form of Admission Amendment
Exhibit I    Existing Loans and Lenders
Exhibit J    Form of FIRPTA
Exhibit K    Form of Accredited Investor Questionnaire
Exhibit L    Form of Tax Protection Agreement
Exhibit M    Form of Ground Lease Assignment
Exhibit N-1    Form of Tenant Estoppel Certificate
Exhibit N-2    Form of Contributor Estoppel Certificate
Exhibit N-3    Form of Third Floor Lease Estoppel Certificate
Exhibit O    Form of Third Floor Lease Assignment
Exhibit P    Form of Bulk Sales Escrow Agreement
Exhibit Q    Forms of NY, NJ, and MO Title Affidavits of Title

Schedules

Schedule 2.8	List of Existing Loan Documents

Schedule 2.9	Sequence of Steps

Schedule 3.1(a)	Title Commitments

Schedule 3.1(b)	Surveys

Schedule 3.1(c)	Involuntary Liens and Involuntary Encumbrances

Schedule 5.2(k)	Requirements

Schedule 5.6(d)	Required Tenants

Schedule 6.1(e)	List of Leases and Supplements and Licenses

Schedule 6.1(f)	Leasing Commissions

Schedule 6.1(g)	List of Unspent and Unfunded Tenant Inducement Costs and Other Amounts

Schedule 6.1(k)	List of Existing Loan Principal Balance, Interest, Escrows and Reserves

Schedule 6.1(l)	Investment Representations

Schedule 6.4(a)(ii)	Preapproved Leases

Schedule 6.5(h)	Securities Representations

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CONTRIBUTION AGREEMENT
THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made as of April 7, 2017, by and among each of the parties identified as Contributors on Exhibit A-1 (collectively, the “Contributors”), Urban Edge Properties LP, a Delaware limited partnership (the “Partnership”), and Urban Edge Properties, a Maryland real estate investment trust (the “Company”).
RECITALS
WHEREAS, the Contributors are the owners of the Property or Properties (as defined below) corresponding to such Contributor on Exhibit A-1 hereto and, as applicable, are the owners of the Lease Interest or Lease Interests (as hereinafter defined);
WHEREAS, each Contributor wishes to contribute its own Property or Properties (as the case may be), to the Partnership at Closing (as defined below) in exchange for a combination of common units of limited partnership interests in the Partnership (“OP Units”) and/or cash, and the assumption of existing debt (on a Property-by-Property basis);
WHEREAS, upon Closing (as defined below), the Partnership shall accept contribution of each Contributor’s Property or Properties (as the case may be) subject to its existing debt (except as otherwise provided for herein) and, in exchange for the contribution of such Property or Properties, shall issue a combination of OP Units and/or cash to that contributing Contributor as provided herein; and
WHEREAS, each of the parties hereto has been advised by the other parties and acknowledges that the parties hereto would not be entering into this Agreement without the representations, warranties and covenants which are being made and agreed to herein by each party hereto and that each party is entering into this Agreement in reliance on such representations, warranties and other covenants.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance on all representations, warranties and covenants made by each of the parties hereto, the Contributors and the Partnership agree as follows:

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ARTICLE I

DEFINITIONS
Section 1.1    Defined Terms. The capitalized terms used herein will have the following meanings.
“A & R Building Contributor” shall mean A & R Westfield Broad Street, LLC, a New Jersey limited liability company.
“Access Agreement” shall mean that certain Confidentiality, Access and Exclusivity Agreement by and between the Contributors and the Partnership, dated as of December 22, 2016, as amended by that certain First Amendment to Confidentiality, Access and Exclusivity Agreement dated as of February 13, 2017, as further amended by that certain Second Amendment to Confidentiality, Access and Exclusivity Agreement dated as of March 7, 2017, and as the same may be further amended from time to time.
“Accredited Investor Questionnaire” shall mean a questionnaire in the form of Exhibit K.
“Acklinis-Ackrik Debt” shall mean the $2,975,000 due as of the date hereof by Ackrik Associates, L.P., as borrower, and Acklinis Associates, L.P., as lender, which is evidenced by book entry, and as shown on Exhibit I hereto.
“Acklinis-Ackrik Debt Cash Payment” shall mean $2,975,000, which represents an amount equal to the Acklinis-Ackrik Debt.
“Act” shall have the meaning assigned thereto in Section 2.3.
“Additional Woodbridge-Manchester Debt” shall mean the $1,780,000 amount due as of the date hereof by Manchester Contributor, as borrower, and Woodbridge Contributor, as lender, which is evidenced by book entry (and which is not included in the amount owed under the Woodbridge Notes), with such amount increased by any additional amounts loaned from Woodbridge Contributor to Manchester Contributor subsequent to the day hereof and prior to the Closing Date, as shown on Exhibit I hereto.
“Admission Amendment” shall have the meaning assigned thereto in Section 2.2.
“Agents” shall have the meaning assigned thereto in Section 4.2(a).
“Agreement” shall mean this Contribution Agreement, together with the exhibits and schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified.
“Allocated Amount” shall have the meaning assigned thereto in Section 2.4.
“Allocated Percentage” shall have the meaning assigned thereto in Section 2.4.

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“Assignment and Assumption of Contracts and Intangibles” shall have the meaning assigned thereto in Section 5.2(f).
“Assignment and Assumption of Leases” shall have the meaning assigned thereto in Section 5.2(e).
“Assumed Service Agreements” shall have the meaning assigned thereto in Section 6.4(b).”
“BCF Lease” shall have the meaning assigned thereto in the definition of “Third Floor Leases”.
“BCF Lease Memorandum” shall have the meaning assigned thereto in Section 6.4(c).
“Bulk Sales Unit” shall have the meaning assigned thereto in Section 11.23.
“Bulk Sales Escrow Agreement” shall have the meaning assigned thereto in Section 11.23.
“Bulk Transfer Notice” shall have the meaning assigned thereto in Section 11.23.
“Business Day” shall mean every day other than Saturdays, Sundays, all days observed by the federal or New York State government as legal holidays and all days on which commercial banks in New York State are required by law to be closed.
“Cash Consideration” shall mean, collectively, the Cash Payment, the Woodbridge-Manchester Debt Cash Payment and the Acklinis-Ackrik Debt Cash Payment.
“Casualty Renovation Cost” shall have the meaning assigned thereto in Section 8.2.
“Cash Payment” shall have the meaning assigned thereto in Section 2.1.
“Cash Percentage” shall mean, with respect to a Property, the percentage shown as the Cash Percentage with respect to such Property on Exhibit A-5, subject to adjustment as provided for in Section 2.1.
“Cherry Hill Property” shall mean the Property located at 2100 Route 38, Cherry Hill, New Jersey, as more particularly described on Exhibit A-2.
“Closing” shall have the meaning assigned thereto in Section 5.1(a).
“Closing Date” shall have the meaning assigned thereto in Section 5.1(b).
“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.
“Company” shall have the meaning assigned thereto in the Preamble to this Agreement.
“Consents” shall have the meaning assigned thereto in Section 2.8(b).

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“Consolidated Closing Statement” shall have the meaning assigned thereto in Section 5.2(o).
“Contribution Value” shall mean an amount equal to Three Hundred Twenty-Five Million and No/100 Dollars ($325,000,000.00); provided that the Contribution Value (and the Allocated Amount with respect to the applicable Property) shall be deemed reduced by the amount of any insurance proceeds or condemnation awards which (i) arise from a casualty or condemnation of any portion of a Property occurring on or prior to the Closing Date and (ii) are applied to reduce the current balance (as that term is used in the definition of “Loan Payoff/Assumption Amount”), as of the Closing Date under any loan secured by the applicable Property by that Property’s lender and not made available to the Partnership for restoration of such damage or loss.
“Contributors” shall have the meaning assigned thereto in the Preamble to this Agreement.
“Contributor Estoppel Certificate” shall have the meaning assigned thereto in Section 5.6(d).
“Contributor Indemnified Parties” shall have the meaning assigned thereto in Section 6.6(b).
“Contributor’s Survey Certification” shall have the meaning assigned thereto in Section 3.1.
“Cure” means, with respect to a Lien or an Encumbrance, to cause the Title Company to issue a title policy insuring the Partnership’s (or its permitted assignee’s or designee’s) title without exception for such Lien or Encumbrance, either by discharging such Lien or Encumbrance or on the basis of an indemnification, a bond or another arrangement satisfactory to the Title Company.
“Deeds” shall have the meaning assigned thereto in Section 5.2(c).
“Deposit” shall have the meaning assigned thereto in Section 2.5.
“Division Escrow” shall have the meaning assigned thereto in Section 11.23.
“Effective Date” means the date of execution and delivery of this Agreement by the parties hereto, which date shall be entered into the opening paragraph of this Agreement.
“Encumbrance” means (i) any covenant, condition, restriction, easement, right of way or other matter affecting title to a Property, and (ii) any encroachment, violation, easement, right of way or other matter affecting title to a Property as would be disclosed by an accurate and complete survey that meets the Minimum Standard Detail Requirements for ALTA/NSPS Land Title Surveys in effect as of the Effective Date; provided, however, that “Encumbrances” do not include Liens or Leases.

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“Environmental Laws” means any local, state or federal law, rule or regulation or common law duty pertaining to human health (as it relates to exposure to Hazardous Materials), natural resources or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Emergency Planning and Community-Right-to-Know Act (42 U.S.C. §11001 et seq.), the Endangered Species Act (16 U.S.C. § 1531 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.) (as it relates to human exposure to Hazardous Materials) and the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.), and those relating to lead based paint and the regulations promulgated pursuant to said laws.
“Environmental Reports” shall have the meaning assigned thereto in Section 6.1(m).
“Escrow Agent” shall have the meaning assigned thereto in Section 2.5.
“Executive Order 13224” shall have the meaning assigned thereto in Section 6.1(n).
“Existing Guarantor” shall have the meaning assigned thereto in Section 2.8(c).
“Existing Guaranty” shall have the meaning assigned thereto in Section 2.8(c).
“Existing Loans” shall have the meaning assigned thereto in Section 2.8(a).
“Existing Loan Documents” shall have the meaning assigned thereto in Section 2.8(a).
“Final Determination” means a determination as defined in Code Section 1313(a).
“Financial Information” shall have the meaning assigned thereto in Section 11.2(b).
“Force Majeure” shall mean causes beyond the reasonable control of the applicable party, including but not limited to: work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.
“Ground Lease” shall mean that certain ground lease dated May 9, 1958, as amended, restated, supplemented, assigned or otherwise modified by the documents set forth on Exhibit A-3-1, by and between the Ground Lease Contributor, as lessee, and Ground Lease Lessor, as lessor.
“Ground Lease Assignment” shall have the meaning set forth in Section 5.2(a).
“Ground Lease Contributor” shall mean Acklinis Yonkers Realty, L.L.C., a New York limited liability company, as lessee under the Ground Lease.

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“Ground Lease Property” shall mean the tenant’s leasehold interest in the Ground Lease.
“Ground Lease Lessor” shall mean UE Yonkers LLC, a Delaware limited liability company, as lessor under the Ground Lease.
“Hazardous Materials” means any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos or asbestos-containing materials, polychlorinated biphenyls, petroleum or petroleum products or byproducts, flammable explosives, radioactive materials, paint containing more than .05% lead by dry weight (“Lead Based Paint”), infectious substances, radon or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws. “Hazardous Materials” do not include small quantities of chemicals and other substances used as janitorial supplies or otherwise customarily used in constructing, maintaining and operating property similar to any of the Properties provided that all such chemicals and other substances are properly handled and stored in accordance with all applicable Environmental Laws, in all material respects.
“Holder” shall have the meaning assigned thereto in Section 2.2.
“Improvements” shall mean, with respect to each Property, the buildings, structures, fixtures, fences, support systems, surface parking lots, parking spaces and garages and other improvements affixed to or located on the Land with respect to such property (but excluding fixtures and other improvements, if any, owned by tenants, utility providers or other third parties).
“Independent Contract Consideration” shall have the meaning assigned thereto in Section 2.6.
“Individual Closing Statement” shall have the meaning assigned thereto in Section 5.2(o).
“Intangibles” shall mean, with respect to each Property, any and all of the applicable Contributor’s right, title and interest in and to (i) all Assumed Service Agreements, and (ii) all assignable existing warranties and guaranties (express or implied) issued to such Contributor in connection with the Improvements or the Personal Property, (iii) all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with such Property, (iv) all trademarks, service marks, trade names, trade dress, symbols, logos, slogans, designs, insignia, emblems, devices, domain names, distinctive designs of signs, or any other source identifying feature, or combinations thereof, which are used to identify such Property or which are used in connection with the operation of such Property, and (v) the right to the identifying name, if any, of such Property.
“Involuntary Encumbrance” means an Encumbrance that is not created by an affirmative act or omission of any Contributor.

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“Involuntary Lien” means a Lien that is not created by an affirmative act or omission of any Contributor.
“JAMS” shall have the meaning assigned thereto in Section 6.3(c).
“Land” shall mean, with respect to each Property, the applicable Contributor’s right, title and interest in and to the land described on Exhibit A-2, together with all rights and appurtenances pertaining to such Property, including any right, title and interest of any Contributor in and to streets, alleys, easements or rights-of-way adjacent or appurtenant thereto.
“Lease” shall mean a lease, sublease, license agreement or other occupancy agreement (other than a License) under which a Contributor is the landlord, sublandlord, licensor, or grantor and pursuant to which a party other than a Contributor has the right to use or occupy a portion of a Property on or after the Effective Date, together with all amendments, modifications, supplements, renewals, and extensions thereof, as well as any guarantees thereof.
“Lease Broker” shall have the meaning assigned thereto in Section 6.1(g).
“Lease Interests” shall mean the interests of the Ground Lease Contributor and the Third Floor Lease Contributor in the Ground Lease and the Third Floor Leases, as applicable.
“Leased Space” means the aggregate amount of gross rentable area that is occupied by tenants under Leases at all of the Properties, taken together.
“Lenders” shall have the meaning assigned thereto in Section 2.8(a).
“License” means any agreement in effect on or after the Effective Date, other than within a Lease, for the leasing or licensing of rooftop space or equipment for installation or for the use of telecommunications equipment or cable access or for any other space, equipment or facilities that are located on or within any Real Property.
“Lien” means any mortgage, deed of trust or other consensual lien, a mechanic’s or any materialman’s lien, a judgment lien, a lien for delinquent real property taxes or assessments, any other tax or statutory lien, or any other lien, in each case to the extent the same affects a Property and is prior or senior to, or otherwise encumbers the interest of such Property’s Contributor in such Property.
“Lincoln Contributor” shall mean A & R Westfield Lincoln Plaza, LLC, a New Jersey limited liability company.
“Liquidating Trust” means a trust established by a Contributor for the purpose of assuming the Contributor’s assets and liabilities in connection with the liquidation and winding down of that Contributor’s business.
“Loan Payoff/Assumption Amount” shall mean, with respect to a Property, an amount equal to the amount set forth as the “Current Balance” on Exhibit I corresponding to such Property. The Contributors and the Partnership acknowledge and agree that the Current Balances

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shall be updated for the purpose of this definition at and as of the Closing Date by the parties acting in good faith to reflect any changes in the current balance of any of the Existing Loans. The Contributors and the Partnership further acknowledge and agree that for the purposes hereof the Acklinis-Ackrik Debt corresponds to the Cherry Hill Property and that the Woodbridge-Manchester Debt corresponds to the Manchester Property.
“Manchester Contributor” shall mean A & R Manchester, LLC, a Missouri limited liability company.
“Manchester Property” shall mean the Property located at 14244-14266 Manchester Road, Baldwin/Manchester, Missouri, as more particularly described on Exhibit A-2.
“Net Consideration” shall mean, with respect to a Property, such Property’s Allocated Amount minus such Property’s Loan Payoff/Assumption Amount adjusted to the Current Balance (as that term is used in the definition of “Loan Payoff/Assumption Amount”) as of the Closing Date.
“New Guarantor” shall have the meaning assigned thereto in Section 2.8(c).
“New Guaranty” shall have the meaning assigned thereto in Section 2.8(c).
“NGKF” shall mean Newmark & Company Real Estate, Inc. d/b/a Newmark Grubb Knight Frank.
“OFAC” shall have the meaning assigned thereto in Section 6.1(n).
“OP Agreement” means that certain Limited Partnership Agreement of the Partnership dated as of January 14, 2015.
“OP Units” shall have the meaning assigned thereto in the Recitals.
“OP Unit Percentage” shall mean, with respect to a Property, the percentage shown as the OP Unit Percentage with respect to such Property on Exhibit A-5, subject to adjustment as provided for in Section 2.1.
“OP Unit Amount” shall mean, with respect to a Property, the Net Consideration for such Property multiplied by the OP Unit Percentage for such Property.
“Partnership” shall have the meaning assigned thereto in the Preamble to this Agreement.
“Partnership Indemnified Parties” shall have the meaning assigned thereto in Section 6.3(b).
“Partnership Indemnifying Party” shall have the meaning assigned thereto in Section 6.6(b).

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“Permitted Exceptions” shall have the meaning assigned thereto in Section 3.3.
“Personal Property” shall mean, with respect to each Property, any and all of its Contributor’s right, title and interest in and to all tangible personal property owned by that Contributor and located upon the Land or within the Improvements comprising such Property, including, without limitation, any and all appliances, furniture, art work, planters, canopies, carpeting, draperies and curtains, tools and supplies, inventories, equipment and other items of personal property owned by the Property’s Contributor, but only if used in connection with the operation of such Land and Improvements, which personal property includes, without limitation, the personal property listed on Exhibit B attached hereto.
“Pricing Value” shall mean an amount equal to Twenty Seven and 02/100 Dollars ($27.02), which represents the average closing price of one REIT Share as reported by the New York Stock Exchange on December 21, 2016.
“Property” means each of the following: (a) a property designated on Exhibit A-1 hereto, which property consists of the corresponding Land described on Exhibit A-2, the Improvements located on such Property, the Personal Property located on such Land or in such Improvements, and the Rents and Intangibles associated with such property; (b) the Lease Interests; (c) the Ground Lease Contributor’s Personal Property; and (d) Third Floor Lease Contributor’s Personal Property.
“Property Information” shall have the meaning assigned thereto in Section 4.1.
“Pursuit Costs” shall have the meaning assigned thereto in Section 7.2.
“Qualified Arbitrator” shall have the meaning assigned thereto in Section 6.3(c).
“Real Property” shall mean, with respect to each Property, other than the Ground Lease Property and the Third Floor Lease Property, the Improvements and the Land comprising such Property.
“Registration Request” shall have the meaning assigned thereto in Section 2.3.
“REIT Share” means a share of the common stock of the Company, which shares are currently traded on the New York Stock Exchange.
“Rent Application Procedure” shall have the meaning assigned thereto in Section 5.4(b)(v).
“Rents” shall mean, with respect to each Property, any and all of the right, title and interest of the Contributor that owns such Property in and to the Leases and all Licenses, if any, with respect to such Property, together with all rents and other sums due thereunder.
“Required Cure Items” shall have the meaning assigned thereto in Section 3.2.
“Required Tenants” shall have the meaning assigned thereto in Section 5.6(d).

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“Required Tenant’s Satisfactory Estoppel Certificates” shall have the meaning assigned thereto in Section 5.6(d).
“Response Letter” shall have the meaning assigned thereto in Section 11.23.
“RTF” shall have the meaning assigned thereto in Section 5.5(b).
“Rule 144” shall have the meaning assigned thereto in Section 2.3.
“Satisfactory Estoppel Certificate” shall have the meaning assigned thereto in Section 5.6(d).
“SDN List” shall have the meaning assigned thereto in Section 6.1(n).
“Selling Partner” shall have the meaning set forth in Section 11.20(d)(ii).
“Service Agreements” shall mean, with respect to each Property, all assignable contracts and agreements listed and described on Exhibit C attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property.
“SNDA” shall have the meaning assigned thereto in Section 6.4(c).
“Surveyor” shall mean, as to each Property, the surveyor identified on Schedule 3.1(b) as the preparer of such Property’s Survey.
“Surveys” shall have the meaning assigned thereto in Section 3.1.
“Survival Period” shall have the meaning assigned thereto in Section 6.3(a).
“Taxpayer Contributor” shall have the meaning assigned thereto in Section 11.20(a).
“Tax Protection Agreement” means that certain Tax Protection Agreement in substantially the form attached hereto as Exhibit L.
“Tenant Estoppel Certificate” shall have the meaning assigned thereto in Section 6.4(c).
“Tenant Estoppel Claims” shall have the meaning assigned thereto in Section 5.6(d).
“Tenant Inducement Costs” shall mean any out-of-pocket payments required under a Lease or License, in each case, as in effect on the date hereof, to be paid by the landlord or licensor thereunder to or for the benefit of the tenant or licensee thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs and allowances, lease buyout costs, and moving, design and refurbishment allowances, in respect of the current term of such Lease or License.
“Third Floor Leases” shall mean, collectively, (i) that certain sublease dated as of June 1, 2001, as amended, restated, supplemented, assigned or otherwise modified by the documents

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set forth on Exhibit A-3-2, by and between the Third Floor Lease Contributor, as lessee, and Third Floor Lessor, as lessor (the “BCF Lease”), and (ii) that certain sublease dated as of September 24, 2008 as amended, restated, supplemented, assigned or otherwise modified by the documents set forth on Exhibit A-3-2, by and between the Third Floor Lease Contributor, as lessor, and Third Floor Sublessee, as lessee.
“Third Floor Lease Assignment” shall have the meaning set forth in Section 5.2(b).
“Third Floor Lease Contributor” shall mean Acklinis Original Building, L.L.C., a New York limited liability company, as lessee or lessor, as applicable, pursuant to the Third Floor Leases.
“Third Floor Lease Property” shall mean the tenant’s interests in the Third Floor Leases.
“Third Floor Lessor” shall mean Burlington Coat Factory Realty of Yonkers, Inc..
“Third Floor Lease Estoppel Certificates” shall have the meaning assigned thereto in Section 6.4(c).
“Third Floor Sublessee” shall mean Bob’s Discount Furniture of NY, LLC, a Massachusetts limited liability company.
“Threshold Amount” shall have the meaning assigned thereto in Section 6.3(b).
“Title Commitments” shall have the meaning assigned thereto in Section 3.1.
“Title Company” shall have the meaning assigned thereto in Section 3.1.
“USA Patriot Act” shall have the meaning assigned thereto in Section 6.1(n).
“Violations” shall have the meaning assigned thereto in Section 3.4.
“Woodbridge Closing Date” shall have the meaning assigned thereto in Section 5.1(c).
“Woodbridge Contributor” shall mean A & R Woodbridge Shopping Center, L.L.C., a Delaware limited liability company and the contributor of the Woodbridge Property.
“Woodbridge-Manchester Debt” shall mean the debt due as of April 2, 2017, by Manchester Contributor to Woodbridge Contributor as shown on Exhibit I hereto, of which (i) $15,000,000 is principal under the Woodbridge Notes as of the date hereof, (ii) $616,291.59 is accrued and unpaid interest with respect to the Woodbridge Notes as of April 2, 2017 (which amount will increase between the date hereof and the Closing Date as interest with respect to the Woodbridge Notes continues to accrue), and (iii) $1,780,000 is principal with respect to the Additional Woodbridge-Manchester Debt as of the date hereof, as well as any Additional Woodbridge-Manchester Debt that is funded between the date hereof and the Closing.

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“Woodbridge-Manchester Debt Cash Payment” shall mean the sum of (i) the principal amount of the Additional Woodbridge-Manchester Debt on the Closing Date (as reflected in clause (iii) of the Woodbridge-Manchester Debt definition) and (ii) the accrued and unpaid interest that is owed with respect to the Woodbridge Notes on the Closing Date (as reflected in clause (ii) of the Woodbridge-Manchester Debt definition).
“Woodbridge-Manchester Notes Contribution” shall have the meaning assigned thereto in Section 2.1.
“Woodbridge Notes” shall mean, collectively, (i) that certain Term Loan Note dated as of July 31, 2015, in the original principal amount of $8,600,000, by Manchester Contributor, as borrower, in favor of the Woodbridge Contributor, as lender, and (ii) that certain Revolving Credit Note dated as of July 31, 2015, in the original principal amount of $6,400,000, by Manchester Contributor, as borrower, in favor of the Woodbridge Contributor.
“Woodbridge Notes Cash Consideration” shall mean the product of (i) $15,000,000 and the Cash Percentage with respect to the Woodbridge Property.
“Woodbridge Notes Consideration” shall have the meaning assigned thereto in Section 2.1.
“Woodbridge Notes OP Unit Amount” shall mean the product of $15,000,000 and the OP Unit Percentage for the Woodbridge Property.
“Woodbridge Property” shall have the meaning assigned thereto in Section 5.1(b).
“Yonkers Property” shall mean the Property located at 2500 Central Park Avenue, Yonkers, New York, as more particularly described on Exhibit A-2.

ARTICLE II
CONTRIBUTION
Section 2.1    Contribution of the Properties. Each Contributor agrees to contribute and convey all of its right, title and interest in the Property or Properties owned by such Contributor to the Partnership or its designee or nominee on the Closing Date, subject to the Permitted Exceptions and subject to the terms and conditions of this Agreement. In addition to contributing the Woodbridge Property as provided herein, the Woodbridge Contributor shall also contribute to the Partnership or its designee or nominee on the Closing Date all of its right, title and interest in the Woodbridge Notes (the “Woodbridge Notes Contribution”). In consideration of such contributions and conveyances, and in reliance on the representations and warranties of the Contributors contained in or made pursuant to the terms of this Agreement and subject to the terms and conditions set forth herein, at the Closing the Partnership, as to each Property, agrees to deliver the Allocated Amount of the Contribution Value of such Property to the Contributor (or Contributors) of that Property (or to its Liquidating Trust or its

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direct or indirect owners as set forth on Exhibit A-6) as more particularly set forth in Section 2.2 below, as a combination of the following: (i) an amount of cash equal to the Net Consideration for such Property multiplied by the Cash Percentage with respect to such Property (the “Cash Payment”); (ii) a number of OP Units equal to the OP Unit Amount with respect to such Property divided by the Pricing Value; and (iii) by either assuming or paying off (in connection with a refinancing of the Existing Loans (including, without limitation paying, for its own account, any and all prepayment charges or penalties, no matter how denominated in the corresponding loan documents), if any, for that Property; provided, that, in addition to the amount of consideration to be delivered to the Woodbridge Contributor pursuant to this sentence in consideration of the contribution and conveyance of the Woodbridge Property to the Partnership by the Woodbridge Contributor, the Partnership shall also deliver to the Woodbridge Contributor (or to its Liquidating Trust or its direct or indirect owners as set forth on Exhibit A-6) $15,000,000 in additional consideration in respect of the Woodbridge Notes Contribution (the “Woodbridge Notes Consideration”), with such Woodbridge Consideration to be comprised of (x) an amount of cash equal to the Woodbridge Notes Cash Consideration and (y) a number of OP Units equal to the Woodbridge Notes OP Unit Amount divided by the Pricing Value. No fractional OP Units shall be issued in connection with the Closing, and all fractional OP Units that any Contributor would otherwise be entitled to as a result of the Closing shall be rounded up to the nearest whole number of OP Units. Upon at least ten (10) Business Days’ prior written notice, in advance of Closing, from a Contributor to the Partnership, each Contributor shall have a one-time right to adjust the Cash Percentage and OP Unit Percentage with respect to one or more Properties so long as such adjustment does not result in the total Cash Consideration for all Properties increasing or decreasing by more than Twenty Million Dollars ($20,000,000), with such notice containing an updated Exhibit A-5 to this Agreement setting forth the Cash Percentage and OP Unit Percentage for each Property and an updated Exhibit A-6 to this Agreement setting forth the manner in which such Cash Percentage and OP Unit Percentage will be allocated among the Holders, as revised pursuant to such notice.
Section 2.2    Issuance and Conversion of OP Units; Proration of Initial Distribution. The issuance of the OP Units as set forth in Section 2.1 shall be evidenced by an admission agreement to the OP Agreement in the form attached hereto as Exhibit H (the “Admission Amendment”), one such Admission Amendment to be executed in connection with the Closing of all of the Properties other than the Property owned by the Woodbridge Contributor and by one for the Property owned by the Woodbridge Contributor. The OP Units and cash to be paid to a Contributor or the Liquidating Trust shall be directly distributed at Closing to the direct or indirect owners of that Contributor (including beneficiaries under any trust that is such an indirect owner, each, a “Holder” and collectively the “Holders”), in the amounts specified by each Contributor on Exhibit A-6 and in accordance with the Cash Percentages and OP Unit Percentages allocated to such Contributor’s Property or to the Liquidating Trust as set forth on Exhibit A-5 (as the same may be modified pursuant to Section 2.1 above), and, subject to the terms of the Tax Protection Agreement, the benefits and burdens of ownership of those OP Units will be no different in the hands of such distributee and any permitted transferee than they would

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have been in the hands of the distributing Contributor. Any time after one (1) year from the issuance of the OP Units at the Closing, the Holders of those OP Units may elect from time to time to require that the Partnership redeem all or a portion of that Holder’s OP Units (a “Redemption”) pursuant to the terms of the OP Agreement. Notwithstanding anything to the contrary in the OP Agreement, with respect to any distribution that the Partnership makes during the calendar quarter in which the Contributors are admitted as Holders of OP Units, the Holders of those OP Units shall only be entitled to a prorated share of any distribution made during the calendar quarter in which such Contributors were admitted as the owner of OP Units. Such distribution shall be prorated based on the number of days within the calendar quarter that the applicable Holders held their OP Units.
Section 2.3    Registration Rights. To the extent that, one (1) year after the date of the issuance of the OP Units pursuant to this Agreement, any or all of the REIT Shares which may be issued to the applicable Holders upon the presentation of the OP Units for redemption in accordance with the provisions of the OP Agreement are not eligible to be sold without volume restrictions under Rule 144 (or any successor provision) under the Securities Act of 1933, as amended and the rules and regulations in effect thereunder (the “Act”), then, at a Holder’s reasonable written request, along with a description of the reason for such ineligibility (the “Registration Request”), unless the Company receives the advice of a nationally recognized law firm of its selection that registration is not required, the Company shall enter into a customary and standard Registration Rights Agreement with such Holders that provides for, at the option of the Company, either (i) the registration under the Act of the issuance of the REIT Shares that may be issued to such Holders upon the presentation of the OP Units for redemption in accordance with the OP Agreement and this Agreement or (ii) the registration under the Act of the resale by such Holders of any such issued REIT Shares, such registrations to be effective promptly (but in no event more than ten (10) Business Days) after the later of (a) one (1) year after the issuance of the OP Units at the Closing, and (b) the date of receipt of a Registration Request. The Company’s obligations under this Section 2.3 shall survive the Closing. If the Company shall fail to effect such Registration Rights Agreement when and so required above, any impacted or ineligible Holder who submitted a Registration Request shall have a right to seek a court order compelling such performance at the sole discretion of the Holder.
Section 2.4    Payment and Allocation of the Contribution Value. The parties have agreed to allocate to each Property a percentage of the Contribution Value (referred to herein as such Property’s “Allocated Percentage”) indicated for such Property in Column 2 of Exhibit A-4. The portion of the Contribution Value corresponding to each Property’s Allocated Percentage is set forth in Column 3 of Exhibit A-4 and is referred to herein as such Property’s “Allocated Amount.” On a Property by Property basis, the Allocated Amount of the Properties, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at the Closing by issuance of OP Units and payment of the Cash Consideration for the Closing and, where applicable to a particular Property, the assumption or refinancing of Existing Loans for such Property pursuant to the terms hereof, all as required by the

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provisions of Section 2.1 above. The parties agree and acknowledge that the Personal Property is of negligible value, and therefore no portion of the Contribution Value shall be allocated to the Personal Property for the purposes of this Agreement.
Section 2.5    Deposit of Earnest Money. No later than one (1) Business Day following the Effective Date subject to extension for Force Majeure, the Partnership shall deposit with First American Title Insurance Company (the “Escrow Agent”), having its office at 666 Third Avenue, 5th Floor, New York, New York 10017, Attention: Stephen Farber, the sum of Sixteen Million Four Hundred Thousand and No/100 Dollars ($16,400,000.00) (the “Deposit”), in good funds, by federal wire transfer. The Escrow Agent shall hold the Deposit in an interest-bearing account in accordance with the terms and conditions of this Agreement, all interest thus earned becoming part of the Deposit, and the Deposit shall be distributed as part of the Cash Consideration that will be distributed in accordance with the terms of this Agreement. If the Partnership shall fail to timely deliver the Deposit as required by this Agreement, this Agreement shall automatically terminate and neither party shall have any further rights, obligations or liabilities hereunder except: (a) to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement; and (b) the Partnership shall pay the Contributors the aggregate sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00). If and when the Closing occurs the Deposit shall be applied to Cash Consideration payable on the Closing Date.
Section 2.6    Independent Contract Consideration. Contributor and the Partnership acknowledge and agree that in all events One Hundred and No/100 Dollars ($100.00) of the Deposit shall be paid to the Contributors if this Agreement is terminated for any reason (the “Independent Contract Consideration”). The Contributors and the Partnership acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for the Contributors’ execution and delivery of this Agreement.
Section 2.7    Escrow Agent.
(a)    Escrow Agent shall hold and disburse the Deposit in accordance with the terms of this Agreement. The Contributors and the Partnership agree that the duties of the Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit in accordance with this Agreement. The Escrow Agent shall not be liable for any damage, liability or loss arising out of its services pursuant to this Agreement, except for damage, liability or loss resulting from the willful misconduct or grossly negligent conduct of the Escrow Agent or any of its officers or employees. In the event of any dispute between the Contributors and the Partnership regarding the disbursement of the Deposit, or in the event the Escrow Agent shall receive conflicting demands or instructions with respect thereto, the Escrow Agent shall withhold disbursement of the Deposit until such dispute is resolved. Alternatively, the Escrow Agent shall be entitled to deposit the Deposit into a court of general jurisdiction in the State and City of New York, and to interplead the Contributors and the Partnership in connection therewith.

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(b)    The Deposit will not be property of the Escrow Agent. Escrow Agent will hold the Deposit solely in its role as a trustee. Escrow Agent shall not be responsible for any interest on any portion of the Deposit except as is actually earned, or for the loss of any interest resulting from the withdrawal of all or any portion the Deposit prior to the date interest is posted thereon. Escrow Agent may commingle funds received by it in escrow with escrow funds of others, but not with its own funds, and may, without limitation, deposit such funds in its custodial or escrow accounts with any reputable trust company, bank, savings bank, savings association, or other financial services entity. All checks, money orders or drafts will be processed for collection in the normal course of business. The Partnership and the Contributors will execute the appropriate Internal Revenue Service documentation for the giving of taxpayer identification information relating to the account in which the Deposit is held.
(c)    The Contributors and the Partnership shall each pay or reimburse Escrow Agent for one-half (1/2) of all expenses, disbursements and advances, including reasonable attorney’s fees, incurred or paid in connection with holding the Deposit in accordance with this Agreement, except for damages, liability or loss resulting from the willful misconduct or grossly negligent conduct of the Escrow Agent, its officers or employees.
(d)    Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Sections 2.5, 2.7, and 11.23.
Section 2.8    Existing Loans.
(a)    Certain of the Contributors are borrowers with respect to certain loans (collectively, the “Existing Loans”) made by the lenders (collectively, the “Lenders”) and in the original principal amounts set forth on Exhibit I. The Existing Loans are evidenced only by the documents listed on Schedule 2.8 (the “Existing Loan Documents”) and the other documents related to those Existing Loan Documents.
(b)    With respect to each Property at the Closing, the Partnership (or its designee or nominee) shall take title to such Property subject to the terms of the Existing Loan encumbering such Property and, at its option (but subject to the terms of the Tax Protection Agreement), either (A) assume such Existing Loan, (B) cause, entirely at the Partnership’s expense, such Existing Loan to be refinanced in connection with the Closing, or (C) repay such Existing Loans. The parties acknowledge and agree that the Partnership prefers to assume, not refinance, the Existing Loan encumbering the Yonkers Property, and will repay the Acklinis-Ackrik Debt (by making the Acklinis-Ackrik Debt Cash Payment) and certain of the Woodbridge Manchester Debt (by making the Woodbridge-Manchester Debt Cash Payment) at the Closing pursuant to Section 2.8(f). It shall be a condition of the Partnership’s obligations to close on the purchase of each Property that, to the extent that the Partnership assumes the Existing Loan with respect to any such Property at the Closing: (i) the outstanding balance of such Existing Loan at the Closing shall be in the amount as set forth in Exhibit I (taking into account payments and credits applied after the Effective Date as shall be set forth on an updated Exhibit I provided by the Contributors prior to Closing) and otherwise consistent with Exhibit I (in each case, subject to immaterial discrepancies due to unintended errors in the Contributors’ calculations); (ii) a consent agreement (and other documents and certificates required in connection with the

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assumption of the Existing Loans), in a form customarily required by the applicable Lender and reasonably satisfactory to the applicable Contributor and the Partnership, is obtained from such Lender by the parties prior to the Closing pursuant to which such Lender (a) consents to the transfer of the applicable Property to the Partnership or to a wholly owned affiliate of the Partnership (and the change in management thereof) subject to the applicable Existing Loan, (b) represents that the Contributor identified as the borrower under such Loan on Exhibit I hereto is not then in default of its monetary obligations under the existing Loan Documents and, to such Lender’s knowledge, is not then in default in the performance of any of its other material covenants, agreements or obligations under any Existing Loan Document, (c) certifies to the outstanding balance and reserves for the applicable Existing Loan, and (d) approves New Guarantor as a replacement “guarantor” (a “guarantor” including an “indemnitor”) for all purposes from and after the Closing under the Existing Guaranty for such Loan and, except as otherwise provided in Section 2.8(c) below, releases the existing Guarantor (and all other partners and members of the Contributor of the applicable Property) from liability for any such prospective liability (collectively, the “Consents”); and (iii) any and all conditions to the applicable Lenders’ consent to the foregoing as set forth in the Consents and the responsibility of the Contributors to perform pursuant to this Agreement shall have been satisfied. Each Contributor and the Partnership agree to render reasonable assistance to the other in obtaining the foregoing Consents and in connection with the refinancing of any of the Existing Loans, and to keep one another informed of progress with respect to the same and to satisfy all conditions as set forth therein. Notwithstanding anything contained to the contrary in this Section 2.8(b) or elsewhere in this Agreement, if the Consents or any other documents executed in connection with the assumption of any Existing Loan are not obtainable from the Lender within one hundred five (105) days after the date of this Agreement or contain provisions materially adverse to the borrower’s rights or obligations thereunder that are not included in the Existing Loan Documents provided to the Partnership prior to the Effective Date, then (y) the Partnership shall refinance such Existing Loan and (z) receipt of Consents as set forth in Section 5.6(i) and 5.7(e) shall not be a condition to Closing; provided that the Additional Woodbridge-Manchester Debt may be increased by up to $500,000 prior to Closing. The Contributors shall not cause or suffer the amount of the principal balance of the Woodbridge Notes or the Acklinis-Ackrik Debt outstanding as of the date hereof to be reduced or increased prior to Closing.
(c)    Subject to the terms of Section 2.8(b), the Partnership (or its designee or nominee taking title to the applicable Property) shall, with respect to the Existing Loans that the Partnership assumes rather than refinances, assume all obligations of the Contributors first arising from and after the Closing Date under the Existing Loan Documents, as such Existing Loan Documents shall have been modified pursuant to the Consents, subject to the non-recourse and liability limitations contained therein. The Partnership (referred to herein from time to time as the “New Guarantor”) shall, with respect to the Existing Loans that the Partnership assumes rather than refinances, at the Closing execute and deliver to each Lender a replacement guaranty customarily required by such Lender in connection with a mortgage assumption (each, a “New Guaranty”) consistent in scope with the guaranty given by the existing guarantor(s) under such Existing Loan (each, an “Existing Guarantor”) in connection with the closing of such Existing Loans (each, an “Existing Guaranty”) with respect to obligations and liabilities under the applicable Existing Loan Documents that first arise on or after the Closing. The New Guaranty

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shall include a release of the existing guarantor from obligations and liabilities under the Existing Loan Documents that first arise on or after the Closing and that are not attributable to acts or omissions of such Existing Guarantor or the applicable Contributor occurring prior to the Closing Date or be accompanied with such release(s) from the applicable Lender(s), but receipt of such a release shall not be a condition of the Closing. New Guarantor shall cooperate in good faith and timely provide such information as is reasonably required with respect to each New Guaranty. Subject to the provisions of Section 2.8(e) below, in no event shall the Partnership assume any liability under any document which is not listed on Schedule 2.8. If the Partnership assumes an Existing Loan and is unable to obtain a prospective release of an Existing Guarantor as described above, the Partnership, at Closing, must deliver an indemnity by the Partnership in favor of that guarantor with respect to any obligations or liability the guarantor has under the Existing Guaranty that are not attributable to acts or omissions of such Existing Guarantor or the applicable Contributor occurring prior to the Closing Date.
(d)    Anything elsewhere to the contrary notwithstanding, the Property transfers by the Contributors to the Partnership shall be on an “all or nothing” basis. The Partnership shall have no right and the Contributors shall have no obligation to convey any single Property or any portion of a Property from the transactions contemplated hereby if not all of the Properties are being conveyed.
(e)    The Partnership shall be responsible for all out-of-pocket costs or charges, including, without limitation, prepayment penalties, defeasance costs, swap termination charges and any attorneys’ fees or service charges, payable to the Lenders (and/or swap counterparties) in connection with the assumption, refinancing and/or repayment of the Existing Loans pursuant to the Existing Loan Documents and the Consents for the assumption or the attempted assumption of the Existing Loans, including, without limitation, any assumption fees payable under any of the Existing Loan Documents. The Partnership shall also be responsible for all costs or charges, including, without limitation, any attorneys’ fees or service charges or rating agency fees or expenses, payable to any of the new Lenders in connection with the refinancing or repayment or assumption or attempted assumption of the Existing Loans pursuant to the Existing Loan Documents.
(f)    The Partnership shall repay the Acklinis-Ackrik Debt (by making the Acklinis-Ackrik Debt Dash Payment) and certain of the Woodbridge Manchester Debt (by making the Woodbridge-Manchester Debt Cash Payment) with cash at the Closing.
Section 2.9    Sequence of Steps. The parties hereto agree that the steps in connection with the transaction provided for under this Agreement will be deemed to occur in the sequence set forth on Schedule 2.9; provided that the parties agree that the adherence to and provisions of the steps set forth on Schedule 2.9 shall not result in the duplication of any payments, charges or allocations otherwise set forth in this Agreement, and shall not result in any change to the Contribution Value.

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ARTICLE III

TITLE AND SURVEY
Section 3.1    Acceptance of Title as of the Effective Date. The parties acknowledge and agree that First American Title Insurance Company (the “Title Company”) has made available to the Partnership commitments for title insurance
(collectively, the “Title Commitments”) addressing the status of title to each Property as of a date prior to the Effective Date, including (to the extent available) copies of Liens and Encumbrances that are indicated as Property-specific exceptions to title in such title commitments. Each of the Title Commitments is set forth on Schedule 3.1(a). The parties acknowledge and agree that the Partnership has received for each Property a survey that meets the Minimum Standard Detail Requirements for ALTA/NSPS Land Title Surveys in effect as of the Effective Date. Each of the Surveys, including all revisions made prior to the Effective Date, is identified on Schedule 3.1(b) (such surveys are referred to herein as the “Surveys”). On or prior to Closing, each Contributor shall deliver a certification to the Partnership and the Title Company, in form and substance reasonably satisfactory to the Title Company confirming that it has made no material physical changes to its Property(ies) from that shown on the Surveys (each, a “Contributor’s Survey Certification”). The Partnership hereby acknowledges and agrees the Partnership has no right to object to any Liens or Encumbrances disclosed in the Title Commitments or the Surveys set forth on Schedule 3.1(a) and Schedule 3.1(b), respectively, each of which being deemed to be a Permitted Exception hereunder or to object to any Permitted Exception in Section 3.3, and that the Contributors shall not be obligated to Cure any such Liens or Encumbrances except as provided in Section 3.2 below; provided, however, that any Involuntary Liens or Involuntary Encumbrances listed in Schedule 3.1(c) shall not be Permitted Exceptions and the Contributors shall cure such Involuntary Liens or Involuntary Encumbrances prior to Closing.
Section 3.2    Liens and Encumbrances; Existing and Arising After the Effective Date. Each Contributor, with respect to its Property or Properties, agrees to
Cure, prior to or at the Closing with respect to such Property, (i) all Liens and Encumbrances voluntarily created by a Contributor after the Effective Date and any mechanic’s or construction liens relating to work done at a Property on behalf of a Contributor (other than those liens the clearance of which are the responsibility of a tenant or licensee under its Lease or License), and (ii) the Involuntary Liens and Involuntary Encumbrances, if any, listed on Schedule 3.1(c) (collectively, the “Required Cure Items”). If a Contributor or the Partnership first becomes aware of any Involuntary Liens and Involuntary Encumbrances after the Effective Date (other than those liens or encumbrances the clearance of which are the responsibility of a tenant or licensee under its Lease or License) the cost of which to Cure would exceed, in the aggregate, Five Hundred Thousand and 00/100 Dollars ($500,000) (in the case of an Involuntary Encumbrance, as such cost is reasonably determined by the Partnership), such Contributor or the Partnership, as applicable, shall promptly give written notice to the other of such Involuntary Lien or Involuntary Encumbrance (each, a “New Title Matter”). If, on or prior to the Closing, the Contributors do not Cure each of the New Title Matters which the Partnership objects to in writing within five (5) Business Days of the giving of the written notice referred to in the preceding sentence, the Partnership may, at its option and by delivery of written notice to the Contributors on or prior to Closing, either (A) terminate this Agreement whereupon the Deposit shall be promptly returned to the Partnership, and, except as otherwise expressly provided herein, neither party hereto shall have any further rights, obligations or liabilities hereunder or (B) proceed with the Closing (absent some other grounds for termination of this Agreement prior to Closing) with a credit against the Contribution Value in an amount necessary to cure such New Title Matter, provided that in no event shall the amount of such credit exceed five percent (5%) of the Contribution Value of the affected Property. For the avoidance of doubt, the Contributors are required to Cure all Required Cure Items at or prior to the Closing Date. If the Contributors do not Cure any Required Cure Items at or prior to the Closing Date, the Partnership may elect to either (i) proceed with Closing (absent some other grounds for termination of this Agreement prior to Closing) with a credit against the Contribution Value in an amount necessary to Cure such Required Cure Item as reasonably determined by the Partnership; or (ii) terminate this Agreement, by written notice to the Contributors, in which case such Contributor’s failure to Cure such Required Cure Item shall constitute a default of such Contributor hereunder and the Partnership shall be entitled to pursue and obtain its remedies pursuant to Section 7.2. Any New Title Matters to which Contributors do not object pursuant to this Section 3.2 and any other Lien or Encumbrance that a Contributor is not obligated to Cure pursuant to this Section 3.2 is a Permitted Exception.
Section 3.3    Conveyance of Title: Permitted Exceptions. At the Closing, (i) each Contributor other than Ground Lease Contributor and Third Floor Lease Contributor shall convey and transfer to the Partnership or its designees or nominees fee simple title to its Property subject only to the Permitted Exceptions, (ii) the Ground Lease Contributor shall assign its interest in the Ground Lease to the Partnership or its designee or nominee subject only to the Permitted Exceptions and (iii) the Third Floor Lease Contributor shall assign its interest in the Third Floor Leases to the Partnership

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or its designee or nominee subject only to the Permitted Exceptions. The term “Permitted Exceptions” means the following:
(a)    Any Liens and Encumbrances that are, become or are otherwise deemed to be Permitted Exceptions pursuant to Section 3.1, Section 3.2 or any other express provision of this Agreement;
(b)    the rights of the tenants under the Leases, as tenants only;
(c)    the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the Closing Date, subject to adjustment as herein provided;
(d)    local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to any Property;
(e)    the Liens created by the Existing Loan Documents to the extent the applicable Existing Loan is assumed by the Partnership at Closing;
(f)    the standard exclusions appearing in the “jacket” of the applicable Title Policies; and
(g)    unrecorded utility and other easements that appear on the Surveys if (i) in the Partnership’s reasonable judgment, they do not materially impair the current use of the applicable Property(ies), or (ii) they were not a Required Cure Item or not a New Title Matter to which the Partnership has objected in accordance with Section 3.2.
Section 3.4.    Violations. The Contributors shall have no obligation to cure or remove any violations of law, rules, regulations, ordinances, orders or requirements noted in or issued by any Federal, state, county, municipal or other department or governmental agency having jurisdiction against or affecting the Properties or any of them whenever noted or issued (collectively “Violations”) nor to cure or remove any noted or issued conditions which could give rise to any Violations, except that (i) the Contributors shall bear the costs with respect to the Partnership’s expected cost of post-closing curing or removing such Violations to the extent such costs, as to any Property, do not exceed $10,000.00 (by way of credit, at Closing, in favor of the Partnership), and (ii) the Contributors shall be responsible for any penalties or fines issued prior to the Effective Date in connection with any Violations. This Section 3.4 shall survive the Closing as to pre-Closing Violations issued or noticed before Closing.

ARTICLE IV

REVIEW OF PROPERTY
Section 4.1    Property Information. Prior to the Effective Date, the Contributors have delivered to or made available to the Partnership, to the extent required pursuant to the Access Agreement, certain information, documents, agreements and reports in each Contributor’s possession or direct control relating to the

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Properties including, without limitation, true and complete copies of the documents required to be delivered or made available pursuant to the Access Agreement (collectively, the “Property Information”). The parties acknowledge that the Partnership has had the opportunity to review and inspect the Property Information and all of the Properties prior to the date hereof. By executing this Agreement, the Partnership acknowledges that it has completed its inspections and studies of all of the Properties to the extent necessary to determine whether to proceed with the transactions contemplated hereby and it has no remaining contingencies to Closing nor rights to object to any due diligence matters except as expressly provided below in this Article IV and with respect to New Title Matters as provided in Article III.
Section 4.2    Continuing Right of Inspection. Notwithstanding Section 4.1 and the Partnership’s prior inspections, the Contributors shall continue to cooperate and provide the Partnership and its agents, employees, representatives, consultants and lenders with continuing access on the following terms:
(a)    Each Contributor shall allow the Partnership and its consultants, engineers, specialists, advisors, lenders, investors, agents and representatives (collectively, its “Agents”) access to its Property during normal business hours for the purposes provided herein. This right of access is subject to the same conditions as were applicable to the right of access under the Access Agreement. Each Contributor has made or caused to be made available (whether at a designated physical or on-line location), its property files, including, but not limited to, the Property Information, but only to the extent such information is contained within that Contributor’s property files or is otherwise in such Contributor’s possession or direct control. Each Contributor will have no obligation to update the information within its property file or to re-submit such file to the Partnership or any Agent of the Partnership unless requested, in writing, by the Partnership.
(b)    The Partnership and its Agents shall have the ongoing right to exercise such rights of access reasonably needed to conduct all title review, surveys, lease reviews, physical and structural inspections, audits, assessments and tests, including a Phase I environmental site assessment, of each Property as reasonably deemed necessary or appropriate by the Partnership or its Agents. This right of access is subject to the same conditions as were applicable to the right of access under the Access Agreement. The Partnership shall have the right to interview tenants, but only with that tenant’s landlord’s written consent, which consent may not be unreasonably withheld. The Partnership agrees that in exercising the right of access provided hereunder, the Partnership shall use and shall cause its Agents to use commercially reasonable efforts not to unreasonably interfere with the activities of any Contributor, tenants or other persons occupying space in or providing services at the Properties. There may be no invasive or destructive testing at any Property unless recommended by inspecting engineers and then not until the Partnership has obtained written consent from that Property’s Contributor, which consent will not be unreasonably withheld, conditioned or delayed. A Contributor may require a written plan of testing and may cause such a plan to be reviewed by its own consultant(s) before granting or denying its consent provided that consent is not unreasonably withheld,

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conditioned or delayed. All such invasive or destructive testing will be subject to the same conditions as were applicable thereto in the Access Agreement.
(c)    The Partnership and/or its Agents shall provide reasonable prior notice (which may be via telephone or electronic mail) to the applicable Contributor prior to conducting any inspections or tests or interviewing any tenant so that such Contributor has the opportunity to have a representative present during any such inspection or test. Such notice must be given to Gina Caminito on behalf of the Contributors. No such inspection or test may take place until such Contributor has responded to the request, but, if the Contributor does not respond within one Business Day after receiving the request, the Partnership and/or its Agents may proceed with such inspection or test and it shall be deemed that such Contributor has waived its right to have its representative accompany the Partnership or the Partnership’s Agent. The Contributors shall not refuse any access to the Property based on the time such access would be made if the entry onto the Property by the Partnership or its Agents would occur during normal business hours.
(d)    Prior to the entry of the Partnership or its Agents onto any Property, to the extent not already provided, the Partnership shall provide evidence of a policy of commercial general liability insurance in the amount of not less than $1,000,000 per occurrence and $2,000,000 general aggregate covering all activities of the Partnership and its Agents during the exercise of the right of access provided hereunder and naming the Contributor of that Property as an additional insured. If the Partnership or any Agent of the Partnership conducts invasive testing for any environmental condition at a Property or that could reasonably be expected to cause environmental damage, the Partnership or its Agent shall provide evidence of pollution liability coverage in the amount of not less than $1,000,000 per occurrence and $2,000,000 general aggregate for any and all environmental damage that is caused or could be caused by such testing. Before first entering any Property, to the extent not already furnished, the Partnership shall furnish the Contributors with evidence of the insurance required by this Section 4.2(d) in the amount of not less than $1,000,000 per occurrence and $2,000,000 general aggregate. If coverage for environmental damage is required pursuant hereto, evidence of such coverage must be furnished before the start of the invasive testing.
(e)    All due diligence shall be at the Partnership’s sole expense and shall be conducted in accordance with applicable laws, including, without limitation, laws relating to worker safety, Environmental Laws, and laws pertaining to the proper disposal of discarded materials. The Partnership shall promptly repair or restore any damage to or alteration of any Property caused by the Partnership or its Agents to the condition or conditions that existed prior to such damage or alteration. The Partnership shall indemnify, defend, and hold harmless each Contributor from and against any and all liability, loss, claims, costs and fees (including, without limitation, reasonable attorneys’ fees), demands, or damages arising out of the entry onto its Property by the Partnership or its Agents and any damage caused to the Property as a result thereof or arising therefrom. Notwithstanding the foregoing, the Partnership shall not be liable or responsible for the (i) mere discovery of a pre-existing condition at the Properties to the extent that such condition is not exacerbated by the acts of the Partnership or its Agents (by spreading hazardous materials or otherwise), (ii) disclosure of any condition of the Properties where such disclosure is required by law or (iii) to the extent that any of the foregoing arises due to the

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negligence or willful misconduct of any Contributor or its representatives or agents. If any disclosure is required by law, the Partnership must notify the Contributors and give the Contributors the opportunity to make such disclosure within a period of time that does not interfere with the Partnership’s ability to comply with applicable law requiring such disclosure. The indemnity contained in this Section 4.2(e) shall survive the termination of this Agreement but, for the avoidance of doubt, shall not be duplicative of the indemnities contained in the Access Agreement which survive termination of the Access Agreement as to events occurring prior to the Effective Date.
Section 4.3    Proprietary Information. The Partnership acknowledges that the Property Information is proprietary and confidential and the Property Information shall be subject to the terms and conditions set forth in Section 11.1 hereof. In the event of termination of this Agreement, the Partnership shall promptly return to the applicable Contributors all of the Property Information. The Partnership’s obligations under this Section 4.3 shall survive the termination of this Agreement.

ARTICLE V

CLOSING
Section 5.1    Time and Place.
(a)    Closing. The consummation of the transactions contemplated hereby with respect to the Properties and Lease Interests, as applicable (the “Closing”) shall occur through customary escrow arrangements with the Escrow Agent.
(b)    Time of Closing. The transfer of the Properties (other than the Property located in Woodbridge, New Jersey, the “Woodbridge Property”) and Lease Interests shall take place on the date that is the first Business Day on or after the date which is forty-five (45) days following the Effective Date, TIME BEING OF THE ESSENCE (subject to Section 11.18) with respect to the Partnership’s obligations to close title hereunder on or before such date, subject to the Partnership’s and the Contributors’ right to adjourn the Closing as either party reasonably determines is necessary: (i) in connection with the assumption of any of the Existing Loans pursuant to Section 2.8(b) upon written notice to the other at least three (3) Business Days prior to Closing, to adjourn the Closing (to another Business Day) for a period of up to twenty (20) days, which right to extend shall be exercisable a maximum of three (3) times in total for a maximum aggregate adjournment of sixty (60) days; and (ii) if the Partnership becomes obligated to refinance an Existing Loan pursuant to Section 2.8(b) upon written notice to the Contributors at least three (3) Business Days prior to Closing, to adjourn the Closing (to another Business Day) for an additional period of up to forty-five (45) days in order to refinance such Existing Loan, it being agreed that such forty-five (45) day extension option must be exercised within one (1) Business Day of the earlier of (y) a lender’s written denial of the Partnership’s request to assume an Existing Loan and (z) the expiration of the initial forty-five (45) day closing period as extended pursuant to clause (i) of this sentence (the actual date of the Closing, the “Closing Date”). At the Closing, the Contributors and the Partnership shall perform the obligations set forth in, respectively, Section 5.2 and Section 5.3 hereof, the performance of

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which obligations shall be concurrent conditions. Notwithstanding anything in this Section 5.1 to the contrary, the parties agree to pre-close the transactions as to all of the Properties, including the Woodbridge Property (i.e., sign documents and deposit them into escrow), on the Business Day immediately preceding the Closing Date. The Closing shall occur with all deliveries required hereunder being made to Escrow Agent in accordance with escrow instructions consistent with the terms and conditions of this Agreement given by or on behalf of the Contributors and the Partnership, respectively; whereby escrow arrangements mutually acceptable to the Contributors and the Partnership shall allow the Contributors, the Partnership and their respective attorneys to consummate the Closing without being physically present and to exchange closing documents through such escrow.
(c)    Woodbridge Closing. The transfer of the Woodbridge Property and the Woodbridge Notes by the Woodbridge Contributor shall take place on the date that is the first Business Day immediately following the Closing Date (the “Woodbridge Closing Date”). As to the transfer of the Woodbridge Property, the transfer and related transactions that take place on that day with respect to the Woodbridge Property are collectively the “Closing” with respect to the Woodbridge Property. The parties hereto shall perform the same obligations on that date with respect to the Woodbridge Property as they were required to perform with respect to the other Properties on and in preparation for the Closing Date. All references to the “Closing Date” in this Agreement (other than the references thereto in this Section 5.1) shall be deemed to include reference to the Woodbridge Closing Date, provided that the closing documents and closing consideration allocable to the Woodbridge Property hereunder shall not be released from escrow until the Woodbridge Closing Date. For the avoidance of doubt, it is a condition to Closing with respect to the Woodbridge Property that all of the conditions to Closing set forth in this Agreement with respect to the other Properties have been satisfied or waived in writing, and it is a condition to closing with respect to all Properties other than the Woodbridge Property that all of the conditions to Closing set forth in this Agreement with respect to the Woodbridge Property have been satisfied or waived in writing.
Section 5.2    Contributors’ Obligations at Closing. At the Closing, the Contributors shall:
(a)    deliver to the Partnership an Assignment and Assumption of Ground Lease in the form attached hereto as Exhibit M prepared and duly executed by the Ground Lease Contributor (the “Ground Lease Assignment”);
(b)    deliver to the Partnership an Assignment and Assumption of Lease in the form attached hereto as Exhibit O prepared and duly executed by the Third Floor Lease Contributor (the “Third Floor Lease Assignment”);
(c)    deliver to the Partnership a deed: (i) for each Property located in the State of New Jersey, in the form attached hereto as Exhibit D-1 prepared and duly executed by the Contributor that owns such Property; (ii) for the Property located in the State of New York (other than the Ground Lease Property), in the form attached hereto as Exhibit D-2 prepared and duly executed by the Contributor that owns such Property; and (iii) for the Property located in the State of Missouri, in the form attached hereto as Exhibit D-3 prepared and duly executed by the Contributor that owns such Property (each, a “Deed” and collectively, the “Deeds”);
(d)    for each Property, deliver to the Partnership a bill of sale in the form attached hereto as Exhibit E prepared and duly executed by the Contributor that owns such Property;
(e)    for each Property, assign to the Partnership, and the Partnership shall assume, the landlord/lessor/licensor interest in and to all Leases, Licenses and the Rents with respect to such Property by an assignment and assumption agreement in the form attached hereto as Exhibit F prepared and duly executed by the Contributor that owns such Property (each, an “Assignment and Assumption of Leases”):
(f)    for each Property, assign to the Partnership, and the Partnership shall assume, the applicable Contributor’s interest in the Assumed Service Agreements and the other Intangibles by an assignment and assumption agreement in the form attached hereto as Exhibit G prepared and duly executed by the Contributor that owns such Property (each, an “Assignment and Assumption of Contracts and Intangibles”):
(g)    deliver to the Partnership a counterpart of the Admission Amendment duly executed by each of the Contributors transferring a Property or Lease Interests in the Closing;
(h)    to the extent received by any Contributor but not previously delivered to the Partnership, originals of the Tenant Estoppel Certificates with respect to each Property;
(i)    deliver to the Partnership a certificate, dated as of the Closing Date and executed by each Contributor stating that the representations and warranties of the Contributors contained in Section 6.1 hereof are true and correct in all material respects as of the date of Closing;
(j)    deliver to the Lenders such documents reasonably required by the Lenders in connection with the Consents and in form and substance reasonably acceptable to the signing Contributor, duly executed by the Contributors, as applicable;
(k)    deliver to the Partnership such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of the Contributors; affidavits of title in the form attached as Exhibit Q; anything reasonably required for the recordation of Notices of Settlement prior to Closing pursuant to applicable New Jersey law; and such other documentation and actions required to satisfy the requirements of the Title Company to issue the Policies to the extent such documents and actions are described in Schedule 5.2(k) attached hereto and made a part hereof;
(l)    for each Taxpayer Contributor treated for income tax purposes as selling all or a portion of its Property or Lease Interests in the Closing, and each person deemed to sell an interest in a Taxpayer Contributor pursuant to Section 11.20, deliver to the Partnership an affidavit in the form attached hereto as Exhibit J duly executed by the applicable Taxpayer Contributor or member of a Taxpayer Contributor stating that such Taxpayer Contributor or member of a Taxpayer Contributor is not a “foreign person” for purposes of Code Section 1445 and the Treasury Regulations promulgated thereunder;
(m)    with respect to each Property, deliver copies of terminations or notices of termination sent to the provider under the Service Agreements not expressly assumed by the Partnership pursuant to the terms of this Agreement;
(n)    for each Property, deliver (which delivery may occur by leaving such items in the management office on such Property) to the Partnership (a) the original of all Leases and Licenses (or true and complete copies thereof, certified as to accuracy and completeness by such Property’s Contributor), (b) the original Assumed Service Agreements (or true and complete copies thereof, certified as to accuracy and completeness by such Property’s Contributor), and (c) the assignable warranties, guaranties, licenses, permits, approvals and authorizations that constitute Intangibles, to the extent available;
(o)    All keys to each Property in the possession or control of such Property’s Contributor (which will be available at such Property) and all access codes in the possession or control of such Property’s Contributor;
(p)    deliver (i) a closing statement prepared by the Escrow Agent, a draft of which the Contributors shall endeavor to review and provide any comments to no less than three (3) Business Days prior to the Closing, reasonably approved by the Contributors and the Partnership and executed by each Contributor setting forth, among other things, all prorations, credits, costs or other adjustments to be made at the Closing under this Agreement with respect to such Contributor’s Property (or each of such Contributor’s Properties) individually (an “Individual Closing Statement”), and (b) a closing statement (the “Consolidated Closing Statement”) prepared by the Escrow Agent and reasonably approved by the Contributors and the Partnership setting forth, among other things, the consolidated prorations, credits, costs or other adjustments reflected in each of the Individual Closing Statements and, in addition, all other payments to and from escrow in connection with the transfer of the Properties;
(q)    deliver a duly executed Tax Protection Agreement executed by (i) each Contributor transferring its Property or Lease Interests with respect to which a portion of the Net Consideration includes OP Units in the Closing, (ii) each Taxpayer Contributor, and (iii) each Selling Partner;
(r)    with respect to each Contributor transferring its Property or Lease Interests in the Closing and each Holder, deliver an Accredited Investor Questionnaire completed and duly executed by such Contributor and Holder;
(s)    if any Contributor transferring its Property or Lease Interests in the Closing is holding letters of credit as a security deposit or portion thereof, deliver the original letters of credit and such assignment documentation and re-issuance documentation required pursuant to Section 5.4(b)(i) or, if such re-issuance documentation is not then available, deliver the original letters of credit and its written undertaking to deliver the assignment and re-issuance documentation promptly following the Closing;
(t)    deliver such information and documentation as is reasonably necessary for the Partnership to prepare year-end reconciliations for the calculation of common area maintenance charges and any other additional rent for tenants under the applicable Leases in respect of calendar years 2016 and 2017;
(u)    deliver notices to tenants, in form prepared by the Partnership and duly executed by the applicable Property’s Contributor, advising of the transfer of such Property and directing that rent and other payments thereafter be sent and directed to the Partnership (or its designee, nominee or agent) at the address provided by the Partnership at Closing, unless otherwise directed by the Partnership;
(v)    deliver to the Partnership the original Woodbridge Notes; and
(w)    deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement, which additional documents may include transfer and recordation tax declarations and other tax certificates.
Section 5.3    Partnership’s Obligations at Closing. At the Closing, the Partnership shall:
(a)    pay to each Contributor the Allocated Amount with respect to the Property it is transferring (in addition to payment of the Woodbridge-Manchester Debt Cash Payment and the Acklinis-Ackrik Debt Cash Payment as provided in Section 2.8(f)), after application of the amount of the Deposit in accordance with this Agreement, and subject to the adjustments, credits and prorations provided for herein, by the Partnership’s assumption or refinancing of the Existing Loans on that Property plus issuance of the OP Units and payment of the Cash Consideration as set forth in Section 2.1 and Section 2.4 to each Holder pursuant to Exhibit A-6;
(b)    join the Contributors in execution of each applicable Assignment and Assumption of Leases and Assignment and Assumption of Contracts and Intangibles;
(c)    deliver to the Contributors a certificate, dated as of the Closing Date and executed by the Partnership stating that the representations and warranties of the Partnership contained in Section 6.5 hereof are true and correct in all material respects as of the date of Closing;
(d)    deliver to the Lenders such documents required by the Lenders in connection with the Consents, duly executed by the Partnership;
(e)    deliver to the Contributors such evidence as the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of the Partnership;
(f)    deliver to the Contributors a duly executed counterpart of the Consolidated Closing Statement and each Individual Closing Statement;
(g)    deliver to the Contributors a counterpart of the Admission Amendment for the Closing duly executed by the Partnership;
(h)    deliver a duly executed Tax Protection Agreement for the Closing; and
(i)    deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement with respect to the Closing.

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Section 5.4    Credits and Prorations.
(a)    The following shall be apportioned with respect to each of the Properties as of 12:01 a.m., on the day of the Closing, as if the Partnership were vested with title to each such Property during the entire day upon which the Closing occurs (and with the Partnership responsible for all operating and other expenses attributable thereto accruing from and after the Closing Date and the Contributors responsible for all operating and other expenses attributable thereto accruing prior to the Closing Date):
(i)    all Rents (including any amounts paid under Licenses, if any) as and when collected, subject to Section 5.4(b)(v);
(ii)    all taxes, assessments and other governmental charges (including personal property taxes on the Personal Property) levied against the applicable Property and any assessments paid or payable under any private covenant or declaration applicable to such Property;
(iii)    gas, electric and other utility charges for which the Contributor that owns the applicable Property is liable, if any, such charges to be apportioned at the Closing on the basis of the most recent meter reading occurring prior to the Closing (dated not more than fifteen (15) days prior to the Closing if available) or, if unmetered, on the basis of the most current bill for each such utility then available;
(iv)    all amounts prepaid or payable under the Assumed Service Agreements with respect to such Property; and
(v)    a credit to the Partnership for the amount of all unapplied refundable cash security deposits under the Leases and any Licenses with respect to such Property, not otherwise assigned to the Partnership at the Closing.
(b)    Notwithstanding anything contained in Section 5.4(a) hereof to the contrary:
(i)    with respect to each applicable Contributor and such Contributor’s Property, (A) if such Contributor is holding letters of credit as a security deposit or portion thereof, then such Contributor (at the Partnership’s expense, unless payable by the applicable tenant or licensee) shall (1) if same are assignable, have such letters of credit assigned and re-issued to show the Partnership as the beneficiary thereof, and shall deliver such re-issued letters of credit to the Partnership, or (2) if not assignable, cause to have such letters of credit to be re-issued in favor of the Partnership (and if any letter of credit shall not have been re-issued prior to the Closing, then such Contributor shall deliver the original letter of credit to the Partnership); and (B) the Partnership shall credit to the account of such Contributor (i.e. increase the payment thereto by the amount of) all refundable cash or other deposits posted with utility companies serving such Property, if any, or, at the Contributor’s option, the Contributor shall be entitled to receive and retain such refundable cash and deposits;

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(ii)    All taxes and assessments shall be prorated as of the Closing Date on an accrual basis so that if any taxes and assessments are paid in arrears the Partnership shall receive a credit against the Contribution Value for the taxes and assessments accrued as of the date of the Closing which, if actual taxes for the fiscal year in which the Closing occurs are unknown, shall be based upon the assessed valuation and tax rate figures for the last known fiscal year. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at the Closing and the actual assessment and tax rate are available within twelve (12) months after Closing, the parties shall make all necessary adjustments by appropriate payments between themselves following the Closing. If any tax appeal proceeding, whenever initiated, results in a credit or refund attributable to the period before Closing, that portion of the refund or of the sum equivalent to the credit, to the extent not payable to tenants pursuant to any Leases, will be promptly paid by the Partnership (net of any reasonable and customary third-party costs or expenses incurred by the Partnership and its affiliates attributable to the obtaining and receipt of such refund or credit) to the applicable Contributor, provided that if such refund (or credit) is subsequently disallowed or required to be returned to the applicable tax authority, the applicable Holders agree to promptly repay the amount paid, together with any interest, penalties or other additional amounts imposed on the Partnership or its affiliates.
(iii)    Charges referred to in Section 5.4(a) and 5.4(b)(ii) above which are payable by any tenant directly to a third party shall not be apportioned hereunder.
(iv)    The Personal Property is included in this transfer, without further charge to the Partnership.
(v)    With respect to each Contributor and such Contributor’s Property, unpaid and delinquent Rent shall not be prorated at Closing and shall be paid by the Partnership to the applicable Contributor if, as and when actually collected by the Partnership after the Closing. The Contributors and the Partnership agree that all Rent received by the Contributors or the Partnership from and after the Closing Date, shall be applied first in payment of Rent for the month in which the Closing Date occurs (with amounts being prorated between the Contributors and the Partnership based upon the number of days each owned the Property during the month in which the Closing Date occurs) and second, in payment of Rent for the month preceding the Closing Date, and third, to current Rent first coming due after the month in which the Closing Date shall occur, and fourth, in payment of Rent for the month that precedes the Closing Date by two months, and finally to current Rent (the “Rent Application Procedure”). The Partnership will make a good faith effort after the Closing to collect all Rents, including delinquent Rents, in the usual course of the Partnership’s operation of the Properties, but the Partnership will not be obligated to institute any lawsuit or other collection procedures to collect delinquent Rents. If it does initiate a lawsuit or other collection procedures, it will pursue the Contributor’s share of the Rents and as such rents are collected they shall be applied in accordance with the Rent Application Procedure. In the event that there shall be any Rents or other charges under any Lease which, although

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relating to a period prior to the Closing, do not become due and payable until after the Closing or are paid prior to the Closing but are subject to adjustment after the Closing, then any Rents or charges of such type received by the Partnership or its agents or any Contributor or its agents subsequent to the Closing shall, to the extent applicable to a period extending through the Closing, be prorated between the Contributors and the Partnership as of the Closing and the Contributors’ portion thereof shall be remitted promptly to the Contributors by the Partnership. If the Partnership settles or compromises a dispute about rent or rent-like items and all or any part of those items pertains to a time before the Closing, the amount received by the Partnership will be distributed between the Partnership and the applicable Contributor, in accordance with the Rent Application Procedure.
(c)    At or prior to the Closing, the Contributors shall pay tax adjustments and other amounts due to any tenants of their respective Properties for periods preceding the period in which the Closing Date occurs.
(d)    Interest on the Existing Loans which are assumed by the Partnership or its designee shall be prorated based upon a per diem rate of interest calculated by dividing the monthly interest amount with respect to the applicable Existing Loan set forth on Schedule 6.1(k) for the month in which the Closing occurs by the number of days in such month. Reserves, if any, under Existing Loans which are credited to the account of the Partnership or its designee and held by a Lender or lender’s servicer as of the Closing Date shall be reimbursed by the Partnership to the Contributors at Closing to the extent same are not delivered by such Lender to the applicable Contributors or applied by such Lender to the obligations of the applicable Contributor under the applicable Existing Loan Documents arising for obligations prior to the Closing Date, and same shall continue to be held by such Lender and shall be the property of the Partnership from and after the Closing. As to Existing Loans that are not assumed by the Partnership, the Partnership will be liable for all costs associated with paying off such loan as set forth in Section 2.8(e) except for interest thereon to the extent accrued prior to the Closing, such accrued interest to be paid by the applicable Contributor.
(e)    Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties’ reasonable estimates of such amount, and shall be the subject of a final proration sixty (60) days after the Closing, or as soon thereafter as the precise amounts can be ascertained. The Partnership shall promptly notify the Contributors when it becomes aware that any such estimated amount has been ascertained.
(f)    The Contributors shall indemnify the Partnership from and against any claim, loss or expense incurred by the Partnership as a result of any claim by any tenant for a reduction in rent payable under its Lease after the date of Closing (or request for reimbursement therefor) as a result of an overpayment by such tenant for real property taxes, operating expenses or utility charges for any period prior to the Closing which has not been paid or otherwise credited to the Partnership pursuant to this Agreement, but if such a claim is not made to the Contributors within sixty (60) days after the end of the calendar year in which the Closing

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occurs, the duty to indemnify as to that claim will be extinguished. The Partnership will pay the Contributors any amount received by the Partnership on account of an underpayment by a tenant for real property taxes, operating expenses or utility charges for any period before Closing to the extent that the Contributors provide the Partnership with reasonably detailed supporting documents evidencing such underpayment to the Partnership within sixty (60) days after the end of the calendar year in which the Closing occurs.
(g)    Except as otherwise expressly provided herein including, without limitation, the terms of Section 5.4(e), 5.4(f) and 5.4(h), all prorations hereunder shall be final absent manifest error.
(h)    On or before the date which is sixty (60) days following the Closing, the Contributors and the Partnership shall calculate all credits and prorations as set forth in this Section 5.4 with respect to the Closing which could not be determined as of the Closing Date, and if monies are due the Partnership or the Contributors as a result of such adjustments, the Contributors or the Partnership, as the case may be, shall immediately deliver to the other party such amounts by wire transfer in immediately available U.S. funds.
(i)    All reimbursements by the Partnership of cash on account of cash escrows that are transferred to the Partnership shall be made as cash reimbursements, and shall not be included as an adjustment to Net Consideration.
(j)    The provisions of this Section 5.4 shall survive the Closing.
Section 5.5    Transaction Taxes and Closing Costs.
(a)    The Contributors and the Partnership shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance.
(b)    The Contributors shall pay: (i) the fees of any counsel representing any of the Contributors in connection with the transaction contemplated by this Agreement; (ii) with respect to Properties located in the State of New Jersey, any Realty Transfer Fee pursuant to NJSA 46:15-7 and 7.1 (the “RTF”); (iii) with respect to Properties located in the States of New York or Missouri, all transfer taxes, recordation taxes, grantor’s taxes, intangible taxes, documentary stamp taxes or similar fees or taxes of every kind or nature which becomes payable by reason of the transfer of such Property or the steps taken pursuant to Schedule 2.9; (iv) all costs and expenses associated with removing Liens and/or Encumbrances (other than the Existing Loans) from title as required pursuant to the terms hereof, including, any recording charges, reconveyance charges and prepayment fees and penalties; (v) the commission due NGKF, if any, pursuant to a separate agreement between the Contributors and NGKF; and (vi) subject to Section 11.23, all bulk sales taxes. Notwithstanding the provisions of this paragraph, the Ground Lease Contributor and the Third Floor Lease Contributor will not be required, at the Closing, to pay any transfer fee for the benefit of the City of Yonkers in connection with assignment of the Ground Lease and the Third Floor Leases and the assignment will be presented for recording without payment of such transfer fee. If the recording authority does not accept the

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assignment document by reason of failure to pay such transfer fee or, after the Closing, any governmental authority demands payment of such a transfer fee and the Ground Lease Contributor or Third Floor Lease Contributor is unable to obtain an acknowledgement from the demanding authority that such transfer fee is not payable, the Ground Lease Contributor or Third Floor Lease Contributor or, as applicable, the Holders with respect to the Ground Lease Contributor or Third Floor Lease Contributor, will be responsible for the payment of the transfer fee (but shall have the right to contest payment of such transfer fee in any manner available prior to payment of such transfer fee).
(c)    The Contributors agree that the transfer of the Properties to the Partnership will not be treated or reported as qualifying for any special real estate transfer tax rate that applies with respect to transfers to partnerships controlled by a real estate investment trust.
(d)    The Partnership shall pay: (i) the fees of any counsel representing the Partnership in connection with the transaction contemplated by this Agreement; (ii) half of the escrow fee which may be charged by the Escrow Agent for holding the Deposit; (iii) all of its due diligence costs of any new or updated third party reports related to the Properties; (iv) all premiums and charges of the Title Company for the Partnership’s (or its assignee’s) title insurance policies (including its title searches, commitment, etc.); (v) with respect to Properties located in the State of New Jersey, all transfer taxes, recordation taxes, grantor’s taxes, intangible taxes, documentary stamp taxes or similar fees or taxes of every kind or nature which becomes payable by reason of the transfer of any Property other than the RTF but including any Realty Transfer Fee pursuant to NJSA 46:15-7.2 (i.e. the New Jersey “Mansion Tax”); (vi) the costs of recording the Deeds; (vii) all costs associated with the transfer of the Existing Loans and the assumption or attempted assumption of the Existing Loan Documents as provided in Section 2.8(e) to the extent the Partnership assumes such Existing Loans, including Lender’s attorneys’ fees; and (viii) all costs associated with refinancing the Existing Loans to the extent the Partnership has elected to or does refinance or repay such Existing Loans at Closing, including Lender’s attorneys’ fees.
(e)    All other costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same.
(f)    The provisions of this Section 5.5 shall survive the Closing.
Section 5.6    Conditions Precedent to the Obligations of the Partnership. The obligation of the Partnership to consummate the transactions hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by the Partnership in its sole discretion:
(a)    The applicable Contributors shall have delivered to the Partnership all of the items required to be delivered to the Partnership pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 5.2 hereof;
(b)    All of the representations and warranties of the Contributors contained in this Agreement shall be true and correct in all material respects as of the date of Closing, except

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that the Contributors may modify the representations and warranties in Section 6.1(e), without such constituting a failure of condition of Closing, to: (a) reflect facts and circumstances first occurring after the Effective Date that are permitted under Section 6.4(a) (including, without limitation, modifications to Schedule 6.1(e) to reflect changes to leases that are permitted under Section 6.4(a)); and (b) to update Schedule 6.1(e) and Exhibit C to reflect changes in facts occurring before Closing when not resulting from the breach of the affected Lease or Service Agreement by a Contributor (including, for the sake of clarity, the occurrence of a default by a tenant under its lease that first occurs after the date of this Agreement and prior to Closing;
(c)    The Contributors shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by the Contributors as of the Closing Date;
(d)    With respect to each Property, the Contributors shall have delivered to the Partnership Satisfactory Estoppel Certificates (as defined below) from tenants under the Leases so that there shall have been obtained Satisfactory Estoppel Certificates: (x) from those tenants listed on Schedule 5.6(d) as to the applicable Property listed on such Schedule (the “Required Tenants”) (the “Required Tenant’s Satisfactory Estoppel Certificates”) and, (y) subject to the ability of the Contributors to substitute Contributor Estoppel Certificates as set forth below, from 80% of the remaining Leased Space at each Property on a Property-by-Property basis. The Contributors agree to provide the Partnership with completed Tenant Estoppel Certificates (without attached Leases or Lease-related exhibits) prior to delivery to the tenants, which shall be reasonably acceptable to the Partnership and the Contributors. The Partnership may not object to any provision of a proposed form of certificate that is factually correct, and any estoppel in the form annexed hereto as Exhibit N-1 or N-2 or in any other form required by the applicable Lease and with information consistent with the Lease, shall be deemed acceptable, in each case for the purposes of the immediately preceding sentence. “Satisfactory Estoppel Certificate” shall mean any Tenant Estoppel Certificate that is executed by the applicable tenant and which does not (i) allege therein any material default by a Contributor under the applicable Lease or any claim of offset, defense, counterclaim, or rent credit (other than as provided in the Lease), (ii) state any facts materially inconsistent with the applicable Lease or the rent rolls provided by the Contributors to the Partnership, which are materially adverse to the Partnership, or (iii) contain any other materially adverse information not contained in the completed form of such certificate as reasonably agreed-upon by the Partnership and the Contributors and delivered to the applicable tenant, it being agreed that the inclusion of qualifications as to knowledge shall not cause any Tenant Estoppel Certificate not to be a Satisfactory Estoppel Certificate. Notwithstanding the foregoing, any Contributor shall have the right (but shall not be obligated to) substitute an estoppel certificate executed by such Contributor (a “Contributor Estoppel Certificate”) containing the information set forth in the form of the Contributor Estoppel Certificate attached hereto as Exhibit N-2 and such estoppel certificate shall have the same effect under this Section 5.6(d) as an estoppel certificate executed by the applicable tenant; provided, however, that Contributor Estoppel Certificates shall be permitted to cover not more than 30% of the Leased Space for each Property individually, and provided further that no Contributor Estoppel Certificate may be given with respect to any Required Tenant’s Satisfactory Estoppel Certificate. If the applicable tenant shall thereafter provide a Satisfactory Estoppel Certificate to

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the Partnership, then such Contributor Estoppel Certificate shall thereupon be null and void and of no further force or effect. Claims of any tenant set forth in any Tenant Estoppel Certificate that do not relate to matters that are to be prorated or otherwise adjusted hereunder (“Tenant Estoppel Claims”) shall not be deemed (alone or in combination with other matters) to cause such estoppel not to be a Satisfactory Estoppel Certificate unless, in the aggregate, the facts underlying such Tenant Estoppel Claims together with any Tenant Estoppel Claims set forth in any other Tenant Estoppel Certificate and by breaches of the Contributors’ representations and warranties, equal or exceed the Threshold Amount (as hereinafter defined). For the avoidance of doubt, if Tenant Estoppel Claims set forth in one or more Tenant Estoppel Certificates exceed the Threshold Amount individually or in the aggregate, the preceding sentence shall not affect whether any Tenant Estoppel Certificate is a Satisfactory Estoppel Certificate. Without limiting the generality of the foregoing, an estoppel will be a Satisfactory Estoppel Certificate notwithstanding that such estoppel may contain claims that are based on: (I) facts disclosed in the Property Information or on Schedules or Exhibits to this Agreement or discovered by the Partnership during the course of its due diligence of the Property prior to the Effective Date; or (II) an assertion by any tenant that there are amounts due from the landlord to such tenant allocable to periods prior to the Closing and which a Contributor has agreed to pay; or (III) any failure of the landlord to such tenant to keep the premises, the building systems or other improvements or equipment in good order and repair or to make required repairs or improvements thereto unless such failure constitutes a default by such landlord under such tenant’s Lease (it being agreed that no Contributor shall be obligated to make any such repairs or improvements unless such failure would constitute a default under the applicable Lease or the Contributor is otherwise obligated to do so pursuant to Section 6.4 hereof);
(e)    No event under Article VIII shall have occurred as to which the parties have not yet exercised or waived in writing a permitted election under Article VIII;
(f)    There are no pending or, to the knowledge of the Partnership or any Contributor, threatened, actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings by or against any Contributor that would materially adversely affect, prevent or require a consent or approval which has not been obtained as a condition of the Contributors’ ability to perform its obligations contemplated under this Agreement;
(g)    If required by either of the Third Floor Leases, the Third Floor Lessor and/or Third Floor Sublessee, as applicable, shall have consented in writing to the assignment of the Third Floor Leases to the Partnership or its nominee or designee either by execution of (i) the Third Floor Lease Assignment, or (ii) a separate written instrument reasonably acceptable to the Partnership and the Third Floor Lease Contributor;
(h)    The Third Floor Lease Contributor and the Third Floor Sublessee shall have delivered to the Partnership the Third Floor Lease Estoppel Certificates which do not (i) allege therein any material default under the applicable Third Floor Lease or any claim of offset, defense, counterclaim, or rent credit (other than as provided in the Third Floor Lease), (ii) state any facts materially inconsistent with the applicable Third Floor Lease which are materially

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adverse to the Partnership, or (iii) contain any other materially adverse information not contained in the completed form of such certificate as reasonably agreed-upon by the Partnership and the Third Floor Lease Contributor;
(i)    To the extent that the Partnership shall be assuming an Existing Loan, the applicable Lender(s) shall have approved the assumption of the Existing Loan by the Partnership and the applicable Lender(s) shall have executed and delivered the Consents; and
(j)    Delivery to the Partnership at Closing of a current rent roll for each of the Properties, showing any changes thereto since delivery of rent rolls to the Partnership prior to Closing.
Section 5.7    Conditions Precedent to the Obligations of the Contributors. The obligation of the Contributors to consummate the transactions hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by the Contributors in their sole discretion:
(a)    The Partnership shall have deposited with Escrow Agent the portion of the Cash Consideration applicable to the Properties, as adjusted pursuant to and payable in the manner provided for in this Agreement;
(b)    The Partnership shall have delivered to the Contributors all of the items required to be delivered to the Contributors pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 5.3 hereof;
(c)    All of the representations and warranties of the Partnership contained in this Agreement shall be true and correct in all material respects as of the Closing Date (with appropriate modifications permitted under this Agreement);
(d)    The Partnership shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by the Partnership as of the Closing Date; and
(e)    To the extent that the Partnership shall be assuming an Existing Loan, the applicable Lender(s) shall have approved the assumption of the Existing Loan by the Partnership and the applicable Lender(s) shall have executed and delivered the Consents.

ARTICLE VI

REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 6.1    Representations and Warranties of Contributors. The Contributors, to their respective knowledge, hereby make the following representations and warranties to the Partnership as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing except as noted in Section 5.6(b) hereof:
(a)    Organization and Authority. Each Contributor has been duly organized and is a validly existing limited partnership or limited liability company, as applicable, and is in good standing under the laws of the state of its formation and is duly qualified to transact business in the state in which the Real Property owned by such Contributor is located. Each Contributor has the full right and authority to enter into this Agreement and, subject to receipt of all required Consents or payoff of the Existing Loans, as applicable, to consummate or cause to be consummated the transaction contemplated by this Agreement and the execution, delivery and performance of this Agreement has been authorized by all necessary corporate, limited liability company or partnership action and this Agreement is a legal, valid and binding obligation of each Contributor. The persons signing this Agreement on behalf of the Contributors are authorized to do so. No consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental or quasi-governmental authority or other third party other than a Lender is required for any Contributor to enter into this Agreement and to consummate the transactions contemplated hereby, except such consents as have been or will be duly obtained on or prior to the Closing.
(b)    No Bankruptcy. No bankruptcy, reorganization, arrangement or insolvency proceedings have been voluntarily filed by, are pending or, to the Contributors’ knowledge, threatened against, or contemplated by any Contributor, and no Contributor has made a general assignment for the benefit of creditors, suffered the filing of an insolvency petition, or suffered the appointment of a receiver to take possession of any of such Contributor’s assets, suffered the attachment or other judicial seizure of such Contributor’s assets, admitted in writing its inability to pay its debts as they come due or made an offer of settlement, extension or composition to its creditors.
(c)    Pending Actions. There is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending, or to any Contributor’s knowledge, threatened, against any Contributor, any Property (or any portion thereof) or the transactions contemplated by this Agreement, which, if adversely determined, would reasonably be expected to individually or in the aggregate have a material adverse effect on title to any Property or any portion thereof or on the validity or enforceability of any Lease or which would reasonably be expected to in any material way interfere with the consummation by the Contributors of the transactions contemplated by this Agreement.
(d)    Service Agreements; Licenses. The Service Agreements and Licenses listed on Exhibit C are all of the material agreements concerning the upkeep, repair, operation, management and maintenance of the Properties which will be binding upon the Partnership following the Closing and all of the material Licenses affecting the Properties, and the Contributors have delivered to the Partnership a true, correct and complete copy of each Service Agreement and each License. To the Contributors’ knowledge, no material default, delinquency or breach exists on the part of any contractor, licensee or other third party under any of the Licenses or under any of the Service Agreements that the Partnership has elected to assume. There are no material defaults or breaches on the part of any Contributor under any of the Service Agreements or Licenses. All amounts due and payable under the Service Agreements as of Closing have been paid in full or will be paid in full on or prior to the Closing.
(e)    Leases.
(i)    Schedule 6.1(e) contains a true, correct and complete list in all material respects of all Leases in existence on the Effective Date, including the name of each tenant, the date of each tenant’s Lease and all amendments, if any, thereto, the expiration date of each Lease, and the amount of any security deposit paid by the tenant under each Lease. The copies of such Leases provided to the Partnership by the Contributors are true, correct and complete copies of such Leases, including all amendments thereto in all material respects. There are no letters of credit or other similar financial instruments held in lieu of security deposits under any of the Leases, except as set forth on Schedule 6.1(e). The Contributors agree to provide prompt written notice to the Partnership if any Lease is no longer in effect prior to the Closing Date, but neither the foregoing covenant nor the continuing effectiveness of any Lease that is not caused by Contributors’ breach of their obligations under this Agreement are conditions to Closing or breaches of the foregoing representation. No Person (other than as set forth in, or within a Lease, or holding under a Lease listed on, Schedule 6.1(e)) has any option or right to acquire, occupy or lease any of the Properties or any part thereof.
(ii)    Except as set forth on Schedule 6.1(e), as to each Contributor’s respective Property(ies), no Contributor has received any notice of termination, default, or audit under any Lease; no Contributor has knowledge of any material existing or uncured defaults by any Contributor or by any tenant under a Lease, other than a default notice setting forth a default that, as of the date of this Agreement, has been cured; and no Contributor has received a notice from any tenant asserting any material unresolved defense, set-off, or counterclaim with respect to its tenancy or its obligation to pay rent, additional rent, or other charges pursuant to any Lease. To each Contributor’s knowledge, each tenant under the Leases has accepted their leased premises located within the applicable Property under their Leases, including any and all work performed therein or thereon pursuant to the applicable Lease. No Contributor has received notice from any tenant that a Property or any portion thereof is in any material respect not in full compliance with the terms and provisions of its Lease or is not satisfactory for such tenant’s purposes.
(iii)    Except as set forth in Schedule 6.1(e), no tenant under a Lease has asserted in writing to the applicable Property’s Contributor any claim which could adversely affect the right of the landlord to collect rent from such tenant and (A) no Contributor has delivered, nor does any Contributor intend to deliver, a notice terminating any Lease, (B) no Contributor has received any notice from any tenant terminating any Lease or notifying such Contributor of such tenant’s intention to vacate its premises at or before the end of its current term, and (C) to the knowledge of the Contributors, no tenant has threatened or stated its intention to vacate the premises at or before the end of the current term of its respective Lease.
(f)    Lease Brokerage. No brokerage or leasing commissions or other compensation is or will be due or payable to any party (“Lease Broker”) with respect to or on account of any Lease or any License or any extensions or renewals thereof or any other actions by the tenants or the licensees thereunder other than as set forth on Schedule 6.1(f), and Contributor will pay in full, at or before the Closing, all sums now or hereafter due to any Lease Broker on account of the current term of all Leases and Licenses and the Partnership hereby assumes responsibility for the payment of, and will pay in full, all sums payable to Lease Brokers on account of extension and renewal terms exercised after the Effective Date in accordance with the terms of this Agreement, and on account of any new Leases and/or Licenses executed after the Effective Date in accordance with this Agreement.
(g)    Tenant Work. Except as set forth on Schedule 6.1(g) hereto, there are no material unspent or unpaid Tenant Inducement Costs or construction obligations incurred by or on behalf of the landlord or licensor in connection with any Lease and any License entered into prior to the Effective Date with respect to a Lease term in effect as of the Effective Date, and the Contributors will pay in full, at or before the Closing, all such material unpaid Tenant Inducement Costs other than those identified on Schedule 6.1(g) as being the responsibility of the Partnership. Notwithstanding the foregoing if, at the time of Closing, payment of a Tenant Inducement Cost that is the responsibility of the Contributors is not yet due and payable to its corresponding tenant, the responsible Contributor will give the Partnership a credit for the corresponding amount in the form of a reduction of the Net Consideration otherwise receivable by that Contributor. Except as set forth on Schedule 6.1(g) hereto, there are no material outstanding obligations under any of the Leases to complete any construction or improvement work at any of the Properties.
(h)    Environmental Information. To the extent required by the Access Agreement, the Contributors have made available to the Partnership all material environmental investigations and testing or analysis reports with respect to the environmental condition of the Properties that are in the possession or control of any Contributor (collectively, the “Environmental Reports”). Except as already known by the Partnership or as disclosed in the Environmental Reports or Property Information or as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on any of the Properties: (a) to each Contributor’s knowledge, no condition on any Property is in violation of any Environmental Laws; (b) no Contributor has received any written notice of, and, to each Contributor’s knowledge, there are no pending administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to Hazardous Materials or any Environmental Law against or affecting any Contributor or any Property that have not been remedied or cured, in each case; and (c) no Contributor has entered into, agreed to or is bound by any material consent decree or order or is a party to any material judgment, decree or judicial order relating to compliance with respect to any Property with Environmental Laws or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials.
(i)    Antiterrorism Matters. No Contributor, nor to each Contributor’s knowledge any individual or entity having an interest in any Contributor, is, nor will become, a person and/or entity with whom U.S. persons or entities are restricted from doing business under the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq.; the Trading with the Enemy Act, 50 U.S.C. App. § 5; any executive orders promulgated thereunder; any implementing regulations promulgated thereunder by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) (including those persons and/or entities named on OFAC’s List of Specially Designated Nationals and Blocked Persons (the “SDN List”)); or any other applicable law of the United States, including Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 (“Executive Order 13224”) or the United and Strengthening America by Providing Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (the “USA Patriot Act”).
(j)    Due Diligence. Prior to the Effective Date, to the extent called for by the Access Agreement, the Property Information provided by the Contributors to the Partnership are true, correct in all material respects and complete copies of all such Property Information within their possession and direct control in all material respects.
(k)    Existing Loans. The outstanding principal balance of each of the Existing Loans as of the date hereof is as set forth on Schedule 6.1(k). The amount of principal and interest which is due on each payment date between the date hereof and one (1) year from the date hereof is as set forth on Schedule 6.1(k). Other than the escrows and reserves listed on Schedule 6.1(k), there are no escrows and/or reserves in connection with the Existing Loans or required under the Existing Loan Documents. As of the date hereof, the amount held in each of the escrows and/or reserves required under the Existing Loan Documents is as set forth on Schedule 6.1(k). With respect to amounts shown on Schedule 6.1(k), in each case immaterial discrepancies due to unintended errors in the Contributors’ calculations shall not constitute a breach of the foregoing representations and warranties. A true, correct and complete copy of each Existing Loan Document listed on Schedule 2.8 has been delivered to the Partnership prior to the Effective Date. To the knowledge of the Contributors, (i) no monetary or material non-monetary default exists or is claimed to exist on the part of any of the Contributors under any of the Existing Loan Documents, and (ii) no event or condition exists which, with the giving of notice, passage of time or both could constitute such a monetary or material non-monetary default. To the extent any Lender, as to its Existing Loan, has furnished the foregoing information, the Partnership will rely on the information from that Lender in lieu of the information set forth in this Section 6.1(k), and the provisions of this Section 6.1(k) with respect to such information shall not survive Closing. Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in this Section 6.1(k) with respect to the Woodbridge-Manchester Debt and the Acklinis-Ackrik Debt shall not be qualified by the Contributors’ knowledge.
(l)    OP Units. In addition to the foregoing, the Contributors receiving OP Units make the representations and warranties set forth in Schedule 6.1(l) attached hereto with respect to such OP Units.
Section 6.2    Knowledge Defined. The references to the “knowledge” of any Contributor, each Contributor or all of the Contributors shall refer only to the current actual knowledge of Irwin Ackerman and Gina Caminito after reasonable inquiry of their property managers that are responsible for managing the Properties, and shall not be construed, by imputation or otherwise, to refer to the knowledge of the Contributors or any affiliate of the Contributors or to any other officer, agent, director, manager, member, shareholder, representative or employee of the Contributors or any affiliate thereof.
Section 6.3    Survival of Contributor’s Representations, Warranties and Obligations.
(a)    The following representations, warranties and obligations of the Contributors set forth herein shall survive the Closing for the time periods set forth below:
(i)    The representations and warranties of the Contributors set forth in Section 6.1 hereof as updated as permitted pursuant to Section 5.6(b) and made as of the Closing Date shall survive the Closing for a period of nine (9) months (the “Survival Period”), except to the extent they are expressly stated not to survive Closing in Section 6.1, and shall automatically expire as of such date unless and except only to the extent included as a claim in an action by the Partnership asserting a breach commenced on or prior to the expiration of the Survival Period; provided, however, that the representations and warranties of the Contributors with respect to Leases shall not survive the Closing with respect to a particular Lease to the extent a Satisfactory Estoppel Certificate covering substantially the same information is delivered with respect to such Lease;
(ii)    The Contributors’ obligations under Section 3.4 with respect to Violations for the Survival Period;
(iii)    The Contributors’ obligations with respect to post-Closing prorations and reconciliations set forth in Section 5.4 shall survive the Closing as set forth therein;
(iv)    The Contributors’ obligations in Sections 5.5(b), (c), 9.1, 11.1, 11.2, 11.22 and 11.23 shall survive the Closing as set forth therein.
(b)    During the Survival Period and subject to the provisions of this Section, the Partnership, the Company and their respective officers, directors, employees, members, shareholders, representatives and agents (collectively, the “Partnership Indemnified Parties”) shall be indemnified and held harmless by the Contributors from and against any Losses which the Partnership Indemnified Parties suffer, sustain or become subject to as a result of any breach of the representations and warranties set forth in Section 6.1 herein by the Contributors or of any covenant of the Contributors or any Holder elsewhere herein; provided, however, that: (i) the Partnership Indemnified Parties shall not be entitled to indemnification hereunder for any breach of the representations, warranties and covenants set forth in Section 6.1 or a claim under any Contributor Estoppel Certificate unless the amount for which indemnification would otherwise be payable to the Partnership Indemnified Parties exceeds both: (I) as to any single Property, Twenty Five Thousand Dollars ($25,000); and (II) Two Hundred Thousand Dollars ($200,000.00) in the aggregate for all Properties (the “Threshold Amount”), and, in such event, such right of indemnification for Losses shall be for every dollar for which indemnification would be due hereunder without regard of the Threshold Amount (i.e. the Contributor of the affected Property will be liable for all matters as to that Property from dollar one): (ii) any recovery against a Contributor for any misrepresentations or breach of warranties or covenants hereunder shall be limited to the Partnership’s actual damages not in excess of that Contributor’s Property’s Allocated Percentage of Ten Million Dollars ($10,000,000.00) in the aggregate for all such misrepresentations and breaches of warranty or failure to abide by any covenant of a Contributor as to that Property (the resulting product, being the “Cap”) and that the Company and the Partnership shall not be entitled to seek or obtain any other damages for any such misrepresentations or breach of warranties or covenants made by a Contributor, in the aggregate, above the Cap, provided that the (x) the Cap shall not apply in respect of a Contributor’s misrepresentations that constitute intentional fraud, and (y) the Cap shall not apply in respect of any Contributor Estoppel Certificate; and (iii) in no event shall the term “Losses” include, or shall the Contributors be liable for, (1) any consequential, punitive or special damages and (2) any breach of a representation, warranty or covenant of which the Partnership or the Company was aware prior to the Closing. With respect to any claim of any of the Partnership Indemnified Parties hereunder, to the extent available, the Partnership agrees to use diligent good faith efforts to pursue and collect any and all available proceeds and benefits of any right to defense under any insurance policy which covers the matter which is the subject of the indemnification prior to seeking indemnification from the Contributors until all proceeds and benefits, if any, to which the Partnership or such Partnership Indemnified Party is entitled pursuant to such insurance policy have been exhausted; provided, however, that the Partnership may make a claim under this Section 6.3 even if an insurance coverage dispute is pending, in which case, if such Partnership Indemnified Party later receives insurance proceeds with respect to any Losses paid by any Contributor for the benefit of any Partnership Indemnified Party, then such Partnership Indemnified Party shall reimburse such Contributor in an amount equivalent to such proceeds in excess of any deductible amount up to the amount actually paid (or deemed paid) by such Contributor to such Partnership Indemnified Party in connection with such indemnification (it being understood that all costs and expenses reasonably incurred by the Contributors with respect to any such insurance coverage disputes shall constitute Losses paid by the Contributors for purposes of this Section 6.3).
(c)    In the event that the Partnership provides notice to the Contributors of any material breach of a Contributor’s representation, warranty or covenant hereunder, then either party may submit the dispute to the Judicial Arbitration and Mediation Service (“JAMS”) office located in New York, New York for determination and resolution pursuant to and in accordance with the JAMS Streamlined Arbitration Rules and Procedure. The matter will be heard and decided by a single Qualified Appraiser appointed pursuant to the applicable JAMS rules. The Qualified Arbitrator who is appointed shall not have, and his or her affiliates, current employees and former employees shall not have, performed any legal or other services for either the Contributors or the Partnership or any affiliates thereof at any time during the five (5) year period prior to his or her selection. The party requesting arbitration shall do so by giving notice to that effect to JAMS and to the other party(ies), specifying in said notice in detail the nature of the dispute or decision to be resolved. The costs of the arbitration shall be funded by the Contributors when due during the course of the arbitration, and the parties shall bear their own attorneys’ fees and expenses during the arbitration. The prevailing party(ies) shall be repaid all of such costs, fees and expenses by the non-prevailing party(ies). As promptly as practical after being appointed, the Qualified Arbitrator so chosen shall (a) consider the evidence submitted by the parties and (b) upon notice to all parties, make all determinations required or permitted by this Section 6.3(c). Judgment on any award may be entered in any court having jurisdiction after the final determination of the Qualified Arbitrator. In any event, the parties hereto and the Qualified Arbitrator shall strive to resolve the dispute or make the decision, as the case may be, within sixty (60) days after the matter is first submitted to JAMS. For purposes hereof, “Qualified Arbitrator” means any individual who is a licensed attorney who has devoted a substantial part of his or her practice, over 10 or more years as a practicing attorney, arbitrator and/or judge, to drafting, negotiating and/or interpreting agreements governing the purchase and sale of commercial real estate.
(d)    The provisions of this Section 6.3 shall survive the Closing.
Section 6.4    Covenants.
(a)    Operation of the Properties. From the Effective Date hereof until the Closing or earlier termination of this Agreement, each Contributor:
(i)    shall (1) use, operate and maintain the Property owned by such Contributor in a manner consistent with the manner in which such Contributor has operated and maintained the Property prior to the date hereof, it being agreed that the forgoing shall in no event require the making of any Capital Improvements to the Improvements, (2) not directly or indirectly negotiate with any third party respecting the sale of such Property, or any portion thereof or any interest therein, and (3) continue to maintain a commercial property insurance policy or policies covering such Property as are in force and effect on the Effective Date or substantially equivalent or better to such policy or policies;
(ii)    shall not (1) enter into any renewal, expansion, termination, amendment or modification of any Lease or any License, (2) enter into any new lease, license or other agreement granting any rights of use or occupancy at any portion of any Property, or (3) waive in writing any rights of such Contributor under any Lease or any License, in each case without the Partnership’s consent which consent may be given or withheld in the Partnership’s sole discretion; provided, however, that the Partnership shall not unreasonably withhold or delay its consent to new leases, licenses, other occupancy agreements and renewals, expansions, terminations, amendments or modifications of Leases or Licenses covering less than 5,000 square feet of floor area provided that (i) any such new lease, license or other occupancy agreement uses the standard form of lease for the applicable Property, (ii) is on market terms and conditions consistent with the offering materials concerning the Properties prepared and submitted to the Partnership by NGKF prior to the Effective Date and (iii) the Partnership is given adequate prior written notice and consultation rights with respect thereto. If, within ten (10) Business Days after it receives a written request from a Contributor to consent to a new lease, license, other occupancy agreement, renewal, expansion, termination, amendment or modification, that Contributor does not receive written notice of the Partnership’s denial of its consent thereto, the Partnership’s consent will be deemed given. Notwithstanding the foregoing, the Partnership’s consent is not required for any renewal, extension, expansion or termination where the tenant under the applicable Lease or occupancy agreement or the licensee under the applicable License has the right, without landlord consent or with landlord’s consent not to be unreasonably withheld, under its Lease, License or occupancy agreement to such renewal, extension, expansion or termination. Further notwithstanding the foregoing, the leases described on Schedule 6.4(a)(ii) are hereby preapproved on the terms set forth in such Schedule provided that the Contributors shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions payable with respect to such leases on Schedule 6.4(a)(ii) but, if at the time of Closing, payment of a Tenant Inducement Cost that is the responsibility of the Contributors is not yet due and payable to its corresponding tenant, the responsible Contributor will give the Partnership a credit for the corresponding amount in the form of a reduction of the Net Consideration otherwise receivable by that Contributor; and
(iii)    shall not remove from any Property any material item of Personal Property and included in the transfer, unless such item, in each case, is replaced with an item of comparable or better utility and value.
(b)    Service Agreements. No later than the Effective Date, the Partnership shall have the right to notify the Contributors in writing of the existing Service Agreements that the Partnership elects to assume at the Closing (such Service Agreements set forth in such notice and not contemplated to expire (subject to extension rights) prior to the Closing being collectively, the “Assumed Service Agreements”). The applicable Contributors shall assign their respective interests in the Assumed Service Agreements to the Partnership at the Closing, and the Contributors shall terminate at Contributors’ expense, effective as of the Closing, all Service Agreements that are not Assumed Service Agreements. From the Effective Date hereof until the Closing or earlier termination of this Agreement, no Contributor shall amend, terminate or modify, in any material way, any Assumed Service Agreements or enter into any new third-party contracts, which shall survive Closing (unless terminable upon no more than thirty 30 days’ notice without penalty), with respect to any portion of the Properties without the prior written consent of the Partnership which consent may not be unreasonably withheld, delayed or conditioned with respect to any such amendment, termination or modification (but the Partnership’s right to consent with respect to new third-party contracts shall be in the Partnership’s sole discretion).
(c)    Estoppel Certificates and SNDAs. Prior to the Closing, each Contributor shall use commercially reasonable efforts to obtain and deliver to the Partnership from the tenant under each Lease of such Contributor’s Property an estoppel certificate in substantially the form attached hereto as Exhibit N-1, or, if any Lease requires a different form, in the form required by such Lease (without giving effect to any requirement regarding “additional information reasonably required by the lessor” or words of similar import) on that form, all dated no more than thirty (30) days prior to the Closing Date unless the Partnership shall have elected to adjourn the Closing Date pursuant to Section 5.1(b) (each, a “Tenant Estoppel Certificate”); provided, however, that no Contributor shall be required to deliver or obtain an Estoppel Certificate except (i) as necessary to satisfy the 80% requirement (inclusive of Contributor Estoppel Certificates) set forth in Section 5.6(d) and (ii) with respect to the Required Tenants. Additionally, the Third Floor Lease Contributor shall use commercially reasonable efforts to obtain and deliver to the Partnership (i) from each of the Third Floor Lessor and the Third Floor Sublessee estoppel certificates in substantially the form attached hereto as Exhibit N-3 or in any other form required by such subleases dated no more than thirty (30) days prior to the initially scheduled Closing Date without regard to whether the Partnership elects to adjourn the Closing Date pursuant to Section 2.8 or Section 5.1(b) (the “Third Floor Lease Estoppel Certificates”), and (ii) from the Third Floor Lessor a memorandum of lease in recordable form with respect to the BCF Lease in form and substance reasonably satisfactory to the Partnership and the Third Floor Lessor (the “BCF Lease Memorandum”). None of the Contributors shall be in default for failure to obtain any Tenant Estoppel Certificates, Third Floor Lease Estoppel Certificate or BCF Lease Memorandum and no credit or offset shall be due or payable to the Partnership on account thereof so long as such Contributors have used commercially reasonable efforts to obtain such certificates as required herein, but such failure may be a failure of the condition precedent to Closing set forth in Section 5.6(d) or Section 5.6(h) unless such Contributor or Contributors furnish a matching Contributor Estoppel Certificate to the extent permitted in Section 5.6(d). In addition to the foregoing, the Contributors shall, at the Partnership’s request and at the Partnership’s expense, cooperate in good faith with the Partnership to request that such tenants under the Leases each execute, acknowledge and deliver a Subordination, Non-Disturbance and Attornment Agreement (the “SNDAs”) in a form reasonably acceptable to the Partnership’s lender, and shall thereafter use commercially reasonable efforts to obtain the SNDAs. The Contributors’ failure to obtain any SNDA shall not be an event of default under this Agreement so long as the Contributors have used commercially reasonable efforts to obtain such SNDAs as required herein. To facilitate a process in which tenants only receive one set of estoppel certificates and SNDAs, the Contributors shall not distribute estoppel certificates or SNDAs to tenants for review and signature until directed to do so by the Partnership, and after receipt of such direction by the Partnership the Contributors shall promptly distribute such estoppel certificates and SNDAs to tenants which distribution shall not be less than thirty (30) days prior to the Closing Date, except that if after sending out such estoppel certificates and SNDAs to tenants, the Partnership shall adjourn the Closing Date, the Contributors need not send another set of requests to those tenants. Notwithstanding the previous sentence, unless the Partnership waives a Contributor’s obligation to obtain a particular estoppel certificate and agrees to treat such estoppel as having been received for purposes of the eighty percent (80%) requirement, if a Contributor has been unable to obtain all needed certificates by the sixth (6th) day before a scheduled Closing, either the Contributors or the Partnership, in order to do so, may adjourn the Closing Date for up to fifteen (15) days by giving the other party(ies) at least five (5) days’ notice thereof.
(d)    Existing Loans. From and after the Effective Date until the Closing, other than in connection with documents the Contributors are required to execute and deliver at Closing in accordance with the terms of this Agreement, the Contributors shall not modify or amend any of the Existing Loan Documents and the Contributors shall continue to make all required monthly payments of interest and principal, together with the making of any escrow and reserve payments due under the Existing Loan Documents, and the Contributors shall comply with the provisions of the Existing Loan Documents in all material respects.

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Section 6.5    Representations and Warranties of the Partnership and the Company. The Partnership and the Company hereby make the following representations and warranties to the Contributors as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing:
(a)    Organization and Authority. The Partnership and the Company have each been duly organized and are each a validly existing limited partnership or Maryland real estate investment trust, as applicable, in good standing under the laws of the state of its formation. Each of the Partnership and the Company has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement and the execution, delivery and performance of this Agreement has been authorized by all necessary corporate, limited liability company or partnership action and this Agreement is a legal, valid and binding obligation of each of the Partnership and the Company. The person(s) signing this Agreement on behalf of the Partnership and the Company, as applicable, is authorized to do so. No consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental or quasi-governmental authority or other third party is required for the Partnership or the Company to enter into this Agreement and to consummate the transactions contemplated hereby.
(b)    Due Authorization. The execution, delivery and performance of this Agreement by each of the Partnership and the Company have been duly and validly authorized by all necessary action of the Partnership and the Company, as applicable. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of the Partnership and the Company, as applicable, pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Partnership and the Company, as applicable, each enforceable against the Partnership and the Company, as applicable, in accordance with its terms, except as such enforceability may be limited by bankruptcy or the application of equitable principles.
(c)    Non-Contravention. Assuming the accuracy of the representations and warranties of the Contributors made hereunder in all material respects, none of the execution, delivery or performance of this Agreement by the Partnership or the Company, any agreement contemplated hereby and the consummation of the contribution transactions contemplated hereby and thereby will (A) result in a default or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in any loss of any material benefit, pursuant to any material agreement, document or instrument to which the Partnership, the Company or any of their respective properties or assets may be bound or (B) violate or conflict with any judgment, order, decree, or law applicable to the Partnership or the Company or any of their respective properties or assets; provided in the case of (A) and (B), unless any such default, violation or conflict would not have a material adverse effect on the Partnership or the Company, taken as a whole.
(d)    REIT Shares. Upon any issuance thereof, the REIT Shares that may be issuable in exchange for, or in respect of a redemption of, OP Units, in accordance with the terms

ACTIVE/90358678.5

of the OP Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and not subject to preemptive or similar rights created by statute or any agreement to which the Company is a party or by which it is bound.
(e)    Pending Actions. To the Partnership’s and the Company’s knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against the Partnership or the Company which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.
(f)    Patriot Act. Neither the Partnership or the Company, nor to the Partnership’s or the Company’s knowledge any individual or entity having an interest in the Partnership or the Company, is a person and/or entity with whom U.S. persons or entities are restricted from doing business under the International Emergency Economic Powers Act, 50 U.S.C. § 1701 et seq.; the Trading with the Enemy Act, 50 U.S.C. App. § 5; any executive orders promulgated thereunder; any implementing regulations promulgated thereunder by OFAC (including those persons and/or entities named on the SDN List); or any other applicable law of the United States, including Executive Order 13224 or the USA Patriot Act).
(g)    Partnership Matters. The OP Units, when issued and delivered in accordance with the terms of this Agreement for the consideration described herein, will be duly and validly issued, and free of any Liens other than any Liens arising through the Contributors.
(h)    Additional Representations. In addition to the foregoing, the Partnership and/or the Company, as applicable, make the representations and warranties set forth in Schedule 6.5(h) attached hereto.
Section 6.6    Survival of the Partnership’s and the Company’s Representations and Warranties.
(a)    The representations and warranties of the Partnership and the Company set forth in Section 6.5 hereof shall survive the Closing until the expiration of the Survival Period.
(b)    During the Survival Period and subject to the provisions of this Section, the Contributors and their officers, directors, employees, members, shareholders, representatives and agents (collectively, the “Contributor Indemnified Parties”) shall be indemnified and held harmless by the Partnership and the Company (the “Partnership Indemnifying Party”) from and against any Losses which any of the Contributor Indemnified Parties suffers, sustains or becomes subject to as a result of any breach of the representations and warranties set forth in Section 6.5 herein by the Partnership provided, however, that the Contributor Indemnified Parties shall not be entitled to indemnification hereunder unless the amount for which indemnification would otherwise be payable to the Contributor Indemnified Parties exceeds the Threshold Amount, and, in such event, such right of indemnification for Losses shall be for every dollar for which indemnification would be due hereunder without regard of the Threshold Amount (i.e. the Indemnifying Party will be liable for all matters from dollar one).

ARTICLE VII
DEFAULT
Section 7.1    Default by the Partnership or the Company. In the event the transfer (or assignment of Lease Interests, as applicable) of any Property as contemplated hereunder is not consummated due solely to the Partnership’s or the Company’s default hereunder, then if the Partnership or the Company, as applicable, do not cure that default or defaults within five (5) Business Days after receipt of notice from the Contributors as to such default or defaults (or within fifteen (15) days if the default in question constitutes a breach of a representation or warranty), the Contributors shall be entitled, as their sole remedy, to terminate this Agreement and receive the Deposit as liquidated damages for the breach of this Agreement. THE PARTIES HERETO EXPRESSLY AGREE AND ACKNOWLEDGE THAT THE CONTRIBUTORS’ ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY THE PARTNERSHIP OR THE COMPANY WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THAT THE AMOUNT OF THE DEPOSIT REPRESENTS THE PARTIES’ REASONABLE ESTIMATE OF SUCH DAMAGES.
Section 7.2    Default by Contributors. In the event the transfer (or assignment of Lease Interests, as applicable) of any Property as contemplated hereunder is not consummated solely due to any Contributor’s default hereunder, or one or more of the Contributors shall be in breach of a representation or warranty for which indemnification exceeds $500,000 in the aggregate with any other such breaches and the Partnership and the Company are not in material default under this Agreement, then if the Contributors do not cure that default or defaults within five (5) Business Days after receipt of notice from the Partnership as to such default or defaults (or within fifteen (15) days if the default in question constitutes a breach of a representation or warranty), the Partnership and the Company shall be entitled, as their sole remedy, to either: (a) terminate this Agreement and receive the return of the Deposit, in which event the defaulting Contributors shall pay the Partnership the actual costs and expenses incurred by the Partnership in performing its due diligence investigations of the Properties, in negotiating this Agreement, and in obtaining financing for the Partnership’s acquisition of the Properties (including reasonable attorneys’ fees and expenses incurred in connection with all of the foregoing), not to exceed Five Hundred Thousand and No/100 Dollars ($500,000.00) in the aggregate (collectively, the “Pursuit Costs”), which return of the Deposit and payment of the Pursuit Costs shall operate to release the Contributors, the Partnership and the Company from any and all liability hereunder and to terminate this Agreement; or (b) to seek specific performance of the Contributors’ obligations under this Agreement. The Partnership shall be deemed to have elected to terminate this Agreement in its entirety and receive back the Deposit and receive payment of the Pursuit Costs if the Partnership fails to elect to terminate all or a portion of this Agreement or to file suit for specific performance against the Contributors on or before the sixtieth (60th) day following the date upon which the Closing was to have occurred. Notwithstanding anything to the contrary contained in this Agreement, if specific performance is unavailable or inappropriate to address any Contributor’s default hereunder because (and only because) such Contributor has voluntarily conveyed a Property to a third party or voluntarily encumbered a Property subsequent to the Effective Date in a manner which prevents the Partnership from being able to avail itself of the remedy of specific performance, then the Partnership, in addition to being entitled to the return of the Deposit and the Pursuit Costs, shall retain the right to seek damages from such Contributor for such Contributor’s aforesaid default (it being understood that such damages are not limited by or subject to the Cap).
Section 7.3    Recoverable Damages. Notwithstanding Sections 7.1 and 7.2 hereof, in no event shall the provisions of Sections 7.1 and 7.2 limit the damages recoverable by either party against the other party due to the other party’s obligation to indemnify such party in accordance with this Agreement; provided, however, that in no event shall either party be liable for any consequential, punitive or special damages.
ARTICLE VIII

RISK OF LOSS
Section 8.1    Damage or Destruction. In the event of loss or damage to or destruction of or any condemnation of any Property, or any portion thereof, this Agreement shall remain in full force and effect provided that the applicable Contributor shall assign to the Partnership all of such Contributor’s right, title and interest in and to any claims and proceeds such Contributor may have with respect to any property insurance policies or condemnation awards relating to the premises in question and the Contribution Value shall be reduced by an amount equal to the lesser of: (a) the deductible amount under such Contributor’s insurance policy; and (b) the Casualty Renovation Cost as determined in accordance with Section 8.2 hereof. The parties acknowledge that the Partnership has property insurance coverage that shall provide excess and contingent coverage over the Contributors’ property insurance policies, for the Partnership’s interest only, in order to insure against actual covered losses sustained by the Partnership in connection with any condemnation or casualty that occurs prior to Closing and for which the assignment of insurance proceeds or condemnation award pursuant to the preceding sentence does not make the Partnership whole. The parties agree that the Partnership has an insurable interest in each of the Properties as of the date hereof through the date of Closing for the purpose of obtaining such excess and contingent property insurance, as respects the Partnership’s interest only. Upon Closing, full risk of loss with respect to the Properties shall pass to the Partnership.
Section 8.2    Casualty Renovation Cost. For purposes of Section 8.1, the cost (the “Casualty Renovation Cost”) of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage or destruction or taking will be determined by the opinion of an architect or engineer selected by the Contributors and reasonably approved by the Partnership. If the Partnership does not give written notice to the Contributors of the Partnership’s reasons for disapproving an architect or engineer within five (5) Business Days after receipt of notice of the proposed architect or engineer, the Partnership shall be deemed to have approved the architect or engineer selected by the Contributors.

ARTICLE IX

COMMISSIONS
Section 9.1    Brokerage Commissions. Each of the Partnership, the Company and each Contributor represent and warrant to the other that it has not dealt with any broker or agent in the negotiation of this transaction other than NGKF, which is the Contributors’ exclusive representative. Each party hereto agrees that if any person or entity makes a claim for brokerage commissions or finder’s fees related to the transfer of the Properties by the Contributors to the Partnership, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives (other than NGKF, which the Contributors are compensating under a separate agreement in connection with the transfer of the Properties (the Partnership acknowledging that the Cash Consideration may be applied by the Contributors to satisfy this payment obligation), that party will protect, indemnify, defend and hold the other party free and harmless from and against any and all claims, causes of action, suit, loss, liability, cost, damage and expense (including reasonable attorneys’ fees) in connection therewith. The provisions of this paragraph shall survive the Closing or any termination of this Agreement and shall not be subject to the Cap.

ARTICLE X

DISCLAIMERS AND WAIVERS
Section 10.1    No Reliance on Documents. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THE CONTRIBUTORS MAKE NO REPRESENTATION OR WARRANTY AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF ANY MATERIALS, DATA OR INFORMATION DELIVERED BY THE CONTRIBUTORS OR THEIR BROKERS OR AGENTS TO THE PARTNERSHIP IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY.
Section 10.2    Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER DOCUMENTS TO BE EXECUTED BY ANY CONTRIBUTOR AND DELIVERED TO THE PARTNERSHIP AT OR IN CONNECTION WITH THE CLOSING, IT IS UNDERSTOOD AND AGREED THAT THE CONTRIBUTORS ARE NOT MAKING AND HAVE NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PROPERTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, LATENT OR PATENT PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTIES WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF THE PROPERTY INFORMATION OR ANY OTHER INFORMATION PROVIDED BY OR ON BEHALF OF THE CONTRIBUTORS TO THE PARTNERSHIP, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTIES. THE PARTNERSHIP ACKNOWLEDGES AND AGREES THAT UPON THE CLOSING THE CONTRIBUTORS SHALL SELL AND CONVEY TO THE PARTNERSHIP AND THE PARTNERSHIP SHALL ACCEPT THE PROPERTIES “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT.
Section 10.3    Survival of Disclaimers. THE PROVISIONS OF THIS ARTICLE X SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

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ARTICLE XI

MISCELLANEOUS
Section 11.1    Confidentiality. Each party agrees to maintain in confidence through the Closing, unless otherwise required by applicable law, reporting requirements or accounting or auditing standards to disclose, all material and information received from the other party or otherwise regarding the Properties and the other matters which are the subject of this Agreement. In the event this Agreement is terminated, the Partnership shall promptly return or destroy all materials delivered to such party by the other parties. The Contributors and the Partnership agree that none of them, without the prior written consent of the other, shall publicly or privately reveal any information relating to the existence or terms and conditions of the transactions contemplated hereby, except as permitted below in this Section. The Contributors and the Partnership further agree that nothing in this Section shall prevent any of them from disclosing or accessing any information otherwise deemed confidential under this Section to its respective agents, employees, counsel and other third parties to the extent reasonably necessary to perform due diligence and complete the transactions contemplated hereby. Notwithstanding anything to the contrary contained herein, the Partnership shall have the sole right to determine the form, timing and substance of, and to issue, all publicity concerning the transactions contemplated by this Agreement. Prior to the Closing, any release to the public of information with respect to the transfer contemplated herein or any matters set forth in this Agreement will be made only in the form mutually approved by the Partnership and the Contributors. In addition, following the Closing, the Contributors shall not issue a press release or otherwise communicate with media representatives regarding the transactions contemplated by this Agreement unless such release or communication has received the prior written approval of the Partnership, such consent not to be unreasonably withheld or denied if the substance of the release or communication is factual. Notwithstanding the foregoing, nothing set forth in this Section 11.1 shall preclude or be deemed to preclude a party from making (and a party may make) such disclosures as may be required pursuant to law or the order, decree, policy or rule of any court, regulatory or administrative authority or body, and the form of such disclosure shall not be subject to this Section 11.1. The provisions of this Section 11.1 shall survive any termination of this Agreement. Notwithstanding anything to the contrary set forth in this Section 11.1, at any time, the Partnership, the Contributors and their affiliates may make such filings and disclosures with the SEC as are required (in such party’s good faith judgment and based upon the advice of outside counsel) in connection with the matters contemplated by this Agreement including, without limitation, any Form 8-K filing requirement of the Company and/or the Partnership in connection herewith. The parties acknowledge that the Company expects to file a Form 8-K on both the Effective Date and at Closing, and also expects to file this Agreement in its first quarterly report required by the SEC subsequent to the Effective Date.

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Section 11.2    Post-Closing Cooperation. The Partnership has advised the Contributors that the Partnership may be required to file, in compliance with certain laws and regulations, audited financial statements, pro forma financial statements and other financial information related to the Properties for up to three (3) years prior to the Closing and any interim period during the fiscal year in which the Closing occurs (collectively, the “Financial Information”). Following the Closing, the Contributors agree to use their commercially reasonable efforts to cooperate with Partnership and its representatives and agents in preparation of the Financial Information to the extent such information is in any of the Contributors’ possession or control; but, the Contributors shall not be required to incur any out-of-pocket expenses or costs or undertake any increased liability therewith unless the Partnership reimburses the Contributors for same. The Contributors shall maintain and allow access to, during normal business hours, such books and records of the Contributors, the Contributors’ accountants and the Contributors’ manager of the Properties reasonably related to the Properties until the first anniversary of the Closing. Further, so long as the persons in charge of the management of the Properties at the time of the Closing remain in the employ of any Contributor or an affiliate of any Contributor, the Contributors will make such persons reasonably available for interview. Upon the Partnership’s request, each Contributor agrees to provide a representation letter, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, as may be required to assist the accountants in rendering an opinion on such Financial Information. Notwithstanding the foregoing, the Contributors shall not be required to provide any information concerning (i) such Contributor’s capital structure or debt, (ii) such Contributor’s financial analyses or projections, investment analyses, account summaries or other documents prepared solely for Contributor’s internal purposes and not directly related to the operation of the Properties, or (iii) financial statements of such Contributor or any affiliate of such Contributor (other than Property-level financial statements).
(c)    The provisions of this Section 11.2 shall survive the Closing.
Section 11.3    Assignment. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto, including the Liquidating Trusts as designated recipients of the closing consideration, in the case of the Contributors. Neither the Partnership nor the Contributors may assign its rights or obligations under this Agreement, provided that to the extent that the Contributors designate any Holders as recipients of the OP Units as set forth in Section 2.2, such Holders shall agree to be bound by the terms of this Agreement as more particularly set forth in the Admission Amendment. The Contributors shall not transfer any direct or indirect ownership or other interest in itself so as to cause a change in control, without first obtaining written approval of the Partnership, which approval may be given or denied in the Partnership’s sole discretion. Notwithstanding the foregoing, at Closing, the Partnership may designate a wholly-owned affiliate to take ownership of any one or more of the Properties, such affiliate assuming the liabilities and obligations of the Partnership as to that Property, but in no event will such designation of transfer of the Property release the Partnership or the Company from any of their obligations or liabilities under this Agreement or by reason of law.
Section 11.4    Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, or (c) legible electronic mail (e-mail) transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith. Any notice may be given by a party or a party’s attorney and, if given by certified or registered mail, shall be deemed given on the third (3rd) Business Day following the date that the notice is mailed. If a Notice is given by overnight delivery, it shall be deemed given on the first Business Day following delivery to the overnight courier. Any notice given by personal delivery shall be deemed given on actual receipt by the addressee thereof (or upon refusal to accept delivery). If a notice is given by electronic mail (e-mail) transmission, it shall be deemed given on the date of the transmission if given during normal business hours, provided that a copy of such transmission is also sent to the intended addressee by means described in clauses (a) or (b) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Contributors:	187 Millburn Avenue # 6 Millburn, NJ 07041
Attention: Mr. Irwin Ackerman
Telephone: 973-379-4150
Telecopy No.: 973-379-0691
E-mail: ibacker235@gmail.com

with a copy to:	Meislik & Meislik
66 Park Street
Montclair, New Jersey 07042
Attention: Ira Meislik
Telephone: (973) 744-0288
Telecopy No.: (973) 744-5757
E-mail: imeislik@meislik.com

and to:

Meislik & Meislik
8325 Sugarman Drive
San Diego, California 92037
Attention: Notice Department
Telephone: (973) 744-0288
Telecopy No.: (973) 744-5757
E-mail: imeislik@meislik.com

and to:

Paul Weiss Rifkind Wharton & Garrison, LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Allen M. Wieder
Telephone: (212) 373-3041
Telecopy No.: (212) 492-0041
E-mail: awieder@paulweiss.com

and to:

Milbank, Tweed, Hadley & McCloy LLP
28 Liberty Street
New York, New York 10005
Attention: Kevin O’Shea
Telephone: (212) 530-5254
Telecopy No.: (212) 530-5219
E-Mail: koshea@milbank.com

If to the Partnership:	888 Seventh Avenue
New York, New York 10019
Attention: Herbert Eilberg
Telephone: (212) 956-2556
Email: heilberg@uedge.com

With a copy to:    888 Seventh Avenue
New York, New York 10019
Attention: Robert Milton, Esq.
Telephone: (212) 956-0083
Email: rmilton@uedge.com

with a copy to:	Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention: Andrew C. Sucoff, Esq.
Telephone: (617) 570-1995
Telecopy No.: (617) 801-8851
Email: asucoff@goodwinlaw.com

Section 11.5    Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought. The Partnership acknowledges that the Contributors have informed the Partnership that anything hereinabove to the contrary notwithstanding, none of the Contributors shall: (i) agree to or permit any material amendment, modification, termination or waiver of this Agreement or any provision thereof; or (ii) enter into any other material agreement with the Partnership or the Company inconsistent with this Agreement or agree to or permit any material amendment, modification, termination or waiver of any such other agreement or any provision thereof, in each case without the written consent of the impacted Holders. Notwithstanding the foregoing, the Contributors acknowledge that (i) the Partnership may rely on any such agreement, amendment, modification, termination or waiver execution by a Contributor as having been approved and consented to by the Holders, and (ii) amendments, modifications, and waivers of this Agreement or any provision thereof that are clarifying, de minimis, technical in nature or not otherwise inconsistent with the terms of this Agreement or the intent of the parties hereto shall not be considered “material” for purposes of the foregoing sentence.
Section 11.6    Entire Agreement. This Agreement, including the exhibits and schedules hereto, contains the entire Agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter including, but not limited to, the Access Agreement, except as to matters first arising prior to the Effective Date and covered by the express terms of the Access Agreement.
Section 11.7    Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to the Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement; provided the same does not result in any material increased obligation or liability to the responding party or result in any material cost or expense that such party has not expressly undertaken pursuant to this Agreement. The provisions of this Section 11.7 shall survive the Closing.
Section 11.8    Counterparts. This Agreement may be executed in counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.
Section 11.9    Facsimile and E-mail Signatures. In order to expedite the transaction contemplated herein, telecopied or e-mailed signatures may be used in place of original signatures on this Agreement. The Contributors and the Partnership intend to be bound by the signatures on the telecopied or e-mailed document, are aware that the other party will rely on the telecopied or e‑mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.
Section 11.10    Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.
Section 11.11    Applicable Law. THIS AGREEMENT IS PERFORMABLE IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF SUCH STATE. CONTRIBUTOR AND THE PARTNERSHIP HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE AND COUNTY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN THE STATE AND COUNTY OF NEW YORK. THE PARTNERSHIP AND EACH CONTRIBUTOR AGREE THAT THE PROVISIONS OF THIS SECTION 11.11 SHALL SURVIVE THE CLOSING OR THE EARLY TERMINATION OF THIS AGREEMENT.

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Section 11.12    No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at the Closing are and will be for the benefit of the Contributors, the Company and the Partnership only and are not for the benefit of any third party other than the Holders, and accordingly, no third party, other than the Holders shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at the Closing.
Section 11.13    Exhibits and Schedules. All schedules and exhibits attached to this Agreement shall be deemed to be an integral part of this Agreement.
Section 11.14    Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.
Section 11.15    Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
Section 11.16    Termination of Agreement. It is understood and agreed that if either the Contributors or the Partnership terminates this Agreement pursuant to a right of termination granted hereunder, such termination shall operate to relieve the Contributors and the Partnership from all obligations under this Agreement, except for such obligations as are specifically stated herein to survive the termination of this Agreement.
Section 11.17    Attorneys’ Fees. If either party commences legal proceedings for any relief against the other party arising out of this Agreement or any documents, agreements, exhibits or certificates contemplated hereby, the losing party shall pay the prevailing party’s reasonable attorney’s fees upon final settlement, judgment or appeal thereof.
Section 11.18    Time of the Essence. Time is of the essence of this Agreement, provided that if a party hereto is delayed by causes beyond its reasonable control in performing any act that this Agreement requires be performed by a specified time, then such party shall be entitled to such additional time to perform such act as is reasonable in light of such delay, not to exceed ten (10) additional days in each instance. The inability or unwillingness of a party to pay money is deemed to be within that party’s reasonable control. This provision shall not relieve the applicable party from the obligation to perform any such act. If any date herein set forth for the performance of any obligations by the Contributors or the Partnership or for the delivery of any instrument or notice as herein provided should be on a day other than a Business Day, the compliance with such obligations or delivery shall be deemed acceptable on the next succeeding Business Day following such date.
Section 11.19    WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT BETWEEN THE PARTIES RELATING TO THIS AGREEMENT, THE PROPERTY OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THAT RELATIONSHIP, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, ANTITRUST CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON-LAW OR STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT AND ALL OTHER AGREEMENTS AND INSTRUMENTS PROVIDED FOR HEREIN, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH LEGAL COUNSEL OF ITS OWN CHOOSING, OR HAS HAD AN OPPORTUNITY TO DO SO, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT WITHOUT A JURY.
Section 11.20    Tax Treatment.
(a)    Each Contributor is either (i) a partnership for U.S. federal income tax purposes or (ii) disregarded as a separate entity from its owner, and such owner is a partnership for U.S. federal income tax purposes (each Contributor under clause (i) and each owner under clause (ii), a “Taxpayer Contributor”).  Each Taxpayer Contributor shall make an election under Section 754 of the Code, or ensure that such election is in place, for the taxable year ending with the Closing. The Taxpayer Contributors sign this Agreement solely to confirm their agreement to comply with the preceding sentence.
(b)    The parties hereto agree that, for income tax purposes, the transfer of the Property owned by the Lincoln Contributor (One Lincoln Plaza as described on Exhibits A-1 and A-2) and the Property owned by the A & R Building Contributor (A&R Building as described on Exhibits A-1 and A-2) to the Partnership will be treated as a taxable sale of such Properties to the Partnership for cash.
(c)    The parties hereto agree that, for U.S. federal income tax purposes (and, as applicable under corresponding provisions, for state and local income tax purposes), the transfer of the Manchester Property to the Partnership will be treated as a tax-deferred contribution under Code Section 721 of such Property to the Partnership for OP Units.
(d)    The parties hereto agree that, for U.S federal income tax purposes, (and, as applicable under corresponding provisions, for state and local income tax purposes), the following describes the characterization of the transfer to the Partnership of each of the Properties other than the Manchester Property and of the Properties owned by the Lincoln Contributor (One Lincoln Plaza as set forth on Exhibits A-1 and A-2) and by the A & R Building Contributor (A&R Building as set forth on Exhibits A-1 and A-2) to the Partnership:
(i)    The transfer of each such Property will be made pursuant to a transaction that constitutes an “assets over” partnership merger within the meaning of Treasury Regulations Section 1.708-1(c) of the applicable Taxpayer Contributor and the Partnership, in which the Taxpayer Contributor is terminated and the Partnership is treated as the “continuing partnership” for income tax purposes. Each Taxpayer Contributor shall be deemed to distribute the OP Units it is deemed to receive in connection with the applicable contribution contemplated herein to such Taxpayer Contributor’s respective partners other than its Selling Partners, as set forth on Exhibit A-6, promptly upon such contribution and shall liquidate contemporaneously with each Closing.
(ii)    Immediately before each such partnership merger, the Partnership will be treated as purchasing interests in the applicable Taxpayer Contributor from certain partners of the Taxpayer Contributor as set forth on Exhibit A-6 (the “Selling Partners”) in exchange for cash as provided for in Exhibit A-6, in accordance with Treasury Regulations Section 1.708-1(c)(4) and Example 5 of Treasury Regulations Section 1.708-1(c)(5). Each such Selling Partner hereby consents to treat the transaction as a sale of their interests in such Taxpayer Contributor. The Selling Partners sign this Agreement solely to acknowledge their agreement with the preceding sentence. In accordance with Treasury Regulations Section 1.708-1(c)(4) and Example 5 of Treasury Regulations Section 1.708-1(c)(5), that portion of the transfer of a Property to the Partnership treated as a tax-deferred contribution under Code Section 721 of an undivided interest in the Property in exchange for OP Units shall not include that portion corresponding to the interests in the Taxpayer Contributor treated as purchased for cash under such Treasury Regulations.
(e)    Notwithstanding anything herein to the contrary, if any Property is transferred to the Partnership in exchange for any cash (other than cash used to reimburse a Contributor for cash escrows that are transferred to the Partnership) that is not treated as being transferred to a Selling Partner pursuant to Section 11.20(d)(ii) (e.g., where cash is used by the applicable Taxpayer Contributor to pay expenses relating to the applicable Contribution), then the applicable Taxpayer Contributor shall be treated as selling an undivided interest in the applicable Property to the Partnership in exchange for such cash.
(f)    No party hereto shall take any position in any U.S. federal, state, or local income tax returns or for any income tax purposes that is contrary to the characterization described in this Section 11.20, unless such position is otherwise required by a change in applicable tax law, a change in interpretation of applicable tax law, or a change in facts, or pursuant to a Final Determination.
Section 11.21    Withholding. On a Property by Property basis, the Partnership shall be entitled to deduct and withhold from the consideration payable pursuant to this Agreement on account of that Property to any recipient of the OP Units or the Cash Consideration pursuant to this Agreement, such amounts as the Partnership is required to deduct and withhold and remit under the Code or any applicable provision of federal, state, local or non-U.S. tax law first from the Cash Consideration until and unless there is no Cash Consideration or the Cash Consideration has been exhausted, and only then from the OP Units. To the extent that amounts are so withheld by the Partnership in respect of a recipient, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such recipient.
Section 11.22    Tax Covenants.
(a)    The Contributors and the Partnership shall provide each other with such cooperation and information relating to the Properties as the parties reasonably may request in (i) filing any tax return, amended tax return or claim for tax refund, (ii) determining any liability for taxes or a right to a tax refund, (iii) conducting or defending any proceeding in respect of taxes, or (iv) performing tax diligence, including with respect to the impact of this transaction on the Company’s tax status as a REIT. Such reasonable cooperation shall include making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Contributors shall promptly notify the Partnership in writing upon receipt by any Contributor or any of its affiliates of notice of any pending or threatened federal, state, local or non-U.S. tax audits or assessments relating to the income, properties or operations with respect to any Property that may impact or otherwise effect the liability for taxes of the Partnership. The Contributors and the Partnership shall retain all tax returns, schedules and work papers with respect to the Properties for taxable periods ending on or before the Closing Dates, and all material records and other documents relating thereto, until the expiration of the statute of limitations (and, to the extent notified by any party, any extensions thereof) of the taxable years to which such tax returns and other documents relate and until the final determination of any tax in respect of such years. The provisions of this Section 11.22 shall survive Closing.
Section 11.23    New Jersey Bulk Sales Taxes. No later than twenty (20) Business Days after the Effective Date, (a) each Contributor owning a Property located in the State of New Jersey shall execute and deliver to the Partnership a completed Asset Transfer Tax Declaration (TTD) form and all other information necessary for the Partnership to complete a notice form C-9600 (“Bulk Transfer Notice”) to the New Jersey Division of Taxation, Bulk Sales Unit (the “Bulk Sales Unit”). Provided the Partnership has filed the Bulk Transfer Notice with the Bulk Sales Unit and the Bulk Sales Unit has replied in writing received by the Partnership with respect to each New Jersey Property prior to the Closing, the Partnership shall have the right to hold back the portion of the Contribution Value (if any) that is required by the Bulk Sales Unit in its reply (“Response Letter”) to the Bulk Transfer Notice (the “Division Escrow”), which amount shall be held in escrow by the Escrow Agent, pursuant to an escrow agreement in the form attached hereto as Exhibit P (the “Bulk Sales Escrow Agreement”). In no event shall the Closing be cancelled, delayed or postponed in order to afford additional time to receive a Response Letter. The Division Escrow shall be held by Escrow Agent in an interest bearing account utilizing the Contributors’ taxpayer identification numbers. Interest accrued on the Division Escrow shall not be deemed to be part of the Division Escrow and shall be remitted to the applicable Contributor from time to time, on request from such Contributor only. The Partnership shall have no right, title or interest in or to the Division Escrow and shall have no right to demand or receive payment of all or any portion of the Division Escrow. The Partnership and the Contributors agree to be bound by the escrow requirements imposed by the Bulk Sales Unit. Upon demand by the Bulk Sales Unit, the Escrow Agent shall disburse to the Bulk Sales Unit such amounts from the Division Escrow as the Bulk Sales Unit shall require. Any remaining balance of funds in the Division Escrow shall be disbursed to the applicable Contributor only after the Bulk Sales Unit has authorized the release of such funds in writing and upon such Contributor’s written request to the Escrow Agent and simultaneous notice to the Partnership of such request. The funds being released to the Contributors will be in the form of OP Units or Cash Consideration as provided herein (i.e., reflective of the allocation between Cash Contribution and OP Units provided for in Article II). The Contributors shall cooperate reasonably with the Partnership in the Partnership’s undertaking to comply with the New Jersey Bulk Sales Act. The Contributors shall indemnify the Partnership against any claim, loss or expense incurred by the Partnership as a result of any failure on the part of the Contributors to comply with the provisions of this Section 11.23, or for any tax imposed on any New Jersey Property or the Partnership or its affiliates as a result of the applicability of the New Jersey Bulk Sales Act, which obligation shall survive the Closing.
Section 11.24. No Recording or Notice of Pendency. The parties hereto agree that neither this Agreement nor any memorandum hereof shall be recorded in the applicable land records. Supplementing the other liabilities and indemnities of the Partnership to the Contributors under this Agreement, and notwithstanding any other provision of this Agreement (including, without limitation, any provision purporting to create a sale and exclusive remedy for the benefit of the Contributors), the Partnership agrees to indemnify and hold the Contributors harmless from and against any and all losses, costs, damages, liens, claims, counterclaims, liabilities or expenses (including, but not limited to, reasonable attorneys’ fees, court costs and disbursements) incurred by the Contributors arising from or by reason of the recording of this Agreement, any memorandum hereof, or any notice of pendency or any other instrument against the Properties in any case, by the Partnership. This Section 11.24 shall not be construed to (i) prohibit or limit in any way the Partnership’s and/or the Company’s and their affiliates’ rights to make such filings and disclosures with the SEC as are required (in such party’s good faith judgment and based upon the advice of outside counsel) in connection with the matters contemplated by this Agreement nor (ii) prohibit the Partnership from recording a Notice of Settlement pursuant to New Jersey law. The provisions of this Section 11.24 shall survive the Closing or any early termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

WOODBRIDGE CONTRIBUTOR:
A & R WOODBRIDGE SHOPPING CENTER, L.L.C., a Delaware limited liability company

By:    A&R Woodbridge Associates II, L.P.,
a New Jersey limited partnership
its sole member

By:
Irwin Ackerman, General Partner

CHERRY HILL CONTRIBUTOR:
ACKRIK ASSOCIATES, L.P.,
a New York limited partnership

By:
Irwin Ackerman, General Partner

MILLBURN CONTRIBUTOR:
A & R MILLBURN ASSOCIATES, L.P.,
a New Jersey limited partnership

By:    Ackerman Millburn G.P. Corp.,
a New Jersey corporation

By:
Irwin Ackerman, General Partner

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ACTIVE/90358678.5

MANCHESTER CONTRIBUTOR:
A & R MANCHESTER, LLC,
a Missouri limited liability company

By:    211 West 61st Street Associates, L.P.,
a Delaware limited partnership,
its sole member

By:
Irwin Ackerman, General Partner

LINCOLN CONTRIBUTOR:
A & R WESTFIELD LINCOLN PLAZA, LLC,
a New Jersey limited liability company

By:     A&R Woodbridge Associates II, L.P.,
a New Jersey limited partnership
its sole member

By:
Irwin Ackerman, General Partner

A & R BUILDING CONTRIBUTOR:
A & R WESTFIELD BROAD STREET, LLC,
a New Jersey limited liability company

By:     A&R Woodbridge Associates II, L.P.,
a New Jersey limited partnership
its sole member

By:
Irwin Ackerman, General Partner

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Signature Page to Contribution Agreement

YONKERS CONTRIBUTOR:
ACKLINIS YONKERS REALTY, L.L.C.,
a New York limited liability company

By:	Acklinis Management Corp., a New York corporation, its Manager

By:
Irwin Ackerman, President

ACKLINIS REALTY HOLDING, LLC,
a New York limited liability company

By:    Acklinis Associates, L.P.,
a New York limited partnership,
its sole member

By:
Irwin Ackerman, General Partner

ACKLINIS ORIGINAL BUILDING, L.L.C.,
a New York limited liability company

By:    Acklinis Associates, L.P.,
a New York limited partnership,
its sole member

By:
Irwin Ackerman, General Partner

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Signature Page to Contribution Agreement

TAXPAYER CONTRIBUTORS (THAT ARE NOT OTHERWISE CONTRIBUTORS):
211 West 61st Street Associates, L.P.,

By:
Irwin Ackerman, General Partner

A & R Woodbridge Associates II, L.P.

By:
Irwin Ackerman, General Partner

Acklinis Associates, L.P.

By:
Irwin Ackerman, General Partner

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Signature Page to Contribution Agreement

SELLING PARTNERS, SOLELY FOR THE PURPOSES OF SECTION 11.20(d)(ii):

_____________________________________
Ira Riklis

Marcia Riklis

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Signature Page to Contribution Agreement

Irwin Ackerman

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Signature Page to Contribution Agreement

Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o Ari J. Ackerman

By:
       Ari J. Ackerman, Trustee

By:
        Georgiana J. Slade, Trustee

Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o Gila Ackerman Steinbock

By:
       Gila Ackerman Steinbock, Trustee

By:
        Georgiana J. Slade, Trustee

Trust under Article THIRD of the Simona R.                             Ackerman Family Trust f/b/o Ari J. Ackerman

By:
       Ari J. Ackerman, Trustee

By:
        Georgiana J. Slade, Trustee

Trust under Article THIRD of the Simona R.                             Ackerman Family Trust f/b/o
Gila Ackerman Steinbock

By:
       Gila Ackerman Steinbock, Trustee

Signature Page to Contribution Agreement

By:                                                                                     Georgiana J. Slade, Trustee
PARTNERSHIP:
URBAN EDGE PROPERTIES LP,
a Delaware limited partnership

By: Urban Edge Properties, a Maryland real estate investment trust, its general partner

By:
Name:
Title:

COMPANY:

URBAN EDGE PROPERTIES,
a Maryland real estate investment trust

By:
Name:
Title:

Signature Page to Contribution Agreement

JOINDER BY ESCROW AGENT
Escrow Agent executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Sections 2.5, 2.7, and 11.23 hereof.
ESCROW AGENT
FIRST AMERICAN TITLE INSURANCE COMPANY
By:
Name:
Title:

Signature Page to Contribution Agreement

EXHIBIT A-1
PROPERTIES AND CONTRIBUTORS

Property	Property Address	Contributor
Yonkers Gateway Center	2500 Central Park Avenue, Yonkers, New York
Acklinis Yonkers Realty, L.L.C., a New York limited liability company, as to the Ground Lease Property

Acklinis Realty Holding, LLC, a New York limited liability company, as to the fee interest in the Property described as “Yonkers Gateway Center – Parcel B” in Exhibit A-2

Acklinis Original Building, L.L.C., a New York limited liability company, as to the Third Floor Lease

The Plaza at Woodbridge*	675 US Highway 1 South, Woodbridge, New Jersey	A & R Woodbridge Shopping Center, L.L.C., a Delaware limited liability company
The Plaza at Cherry Hill	2100 Route 38, Cherry Hill, New Jersey	Ackrik Associates, L.P., a New York limited partnership
Millburn Gateway Center	187 Millburn Avenue, Millburn, New Jersey	A & R Millburn Associates, L.P., a New Jersey limited partnership
Manchester Plaza	14244-14266 Manchester Road, Baldwin/Manchester, Missouri	A & R Manchester, LLC, a Missouri limited liability company
One Lincoln Plaza	One Lincoln Plaza, Westfield, New Jersey	A & R Westfield Lincoln Plaza, LLC, a New Jersey limited liability company
A&R Building	21 E. Broad Street, Westfield, New Jersey	A & R Westfield Broad Street, LLC, a New Jersey limited liability company

*A & R Woodbridge Shopping Center, L.L.C. shall also contribute the Woodbridge Notes as provided in Section 2.1 hereof.

EXHIBIT A-2
LEGAL DESCRIPTIONS OF REAL PROPERTIES
The following legal descriptions are based upon their respective title commitments:
YONKERS GATEWAY CENTER
PARCEL B

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE CITY OF YONKERS, COUNTY OF WESTCHESTER AND STATE OF NEW YORK, BEING MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHEASTERLY SIDE OF CENTRAL PARK AVENUE, AS
WIDENED, THE FOLLOWING COURSES AND DISTANCES FROM THE NORTHERLY END OF A CURVE HAVING A RADIUS OF 20 FEET CONNECTING THE OLD LINE OF CENTRAL PARK AVENUE WITH THE NORTHEASTERLY SIDE OF EAST FORT HILL ROAD;

1) IN A GENERAL NORTHEASTERLY DIRECTION ALONG THE OLD SOUTHEASTERLY LINE OF CENTRAL PARK AVENUE, ALONG THE ARC OF A CURVE BEARING TO THE RIGHT HAVING A RADIUS OF 1,339.16 FEET A DISTANCE OF 357.48 FEET;

2) SOUTH 38° 24' 20" EAST, A DISTANCE OF 30.06 FEET;

3) SOUTH 36° 11' 30" EAST, A DISTANCE OF 13.54 FEET TO THE NEW SOUTHEASTERLY SIDE
OF CENTRAL PARK AVENUE AND TO THE TRUE POINT OF BEGINNING;

RUNNING THENCE FROM SAID TRUE POINT OF BEGINNING, SOUTH 36° 11' 30", EAST 13.90
FEET;
THENCE SOUTH 57° 13' 20" EAST 45.60 FEET;

THENCE SOUTH 43° 17' 20" EAST 115.28 FEET;

THENCE NORTH 41° 30' 40" EAST, 25.15 FEET;

THENCE SOUTH 52° 35' 20" EAST 41.59 FEET;

THENCE SOUTH 18° 36' 20" EAST 13.91 FEET TO A POINT ON THE NORTHEASTERLY SIDE OF LOT NO. 66, BLOCK 3 ON MAP NO. 3851;

THENCE RUNNING ALONG SAME AND CONTINUING ALONG THE NORTHEASTERLY AND
SOUTHEASTERLY SIDE OF LOT NO. 67 THE FOLLOWING COURSES AND DISTANCES:

1) SOUTH 52° 11' 35" EAST, 79.45 FEET;

2) SOUTH 47° 09' 50" EAST, 29.91 FEET;

A-2

3) SOUTH 18° 49' 00" WEST, 56.02 FEET ACTUAL TO THE NORTHEASTERLY SIDE OF BACON
PLACE;

THENCE RUNNING ALONG THE NORTHEASTERLY SIDE OF BACON PLACE THE FOLLOWING COURSES AND DISTANCES:

1) SOUTH 52° 11' 35" EAST, 79.45 FEET;

2) SOUTH 47° 09' 50" EAST, 29.91 FEET;

3) SOUTH 18° 49' 00" WEST, 56.02 FEET ACTUAL TO THE NORTHEASTERLY SIDE OF BACON
PLACE;

THENCE RUNNING ALONG THE NORTHEASTERLY SIDE OF BACON PLACE THE FOLLOWING COURSES AND DISTANCES:

1) SOUTH 59° 05' 40" EAST 379.81 FEET ACTUAL;

2) SOUTH 55° 40' 30" EAST, 106.42 FEET ACTUAL TO A POINT;

THENCE NORTH 58° 30' 35" EAST 98.66 FEET ACTUAL;

THENCE SOUTH 55° 40' 30" EAST, 100 FEET;

THENCE NORTH 44° 40' 30" EAST 295.78 FEET;

THENCE SOUTH 45° 21' 30" EAST 50.0 FEET;

THENCE NORTH 44° 40' 30" EAST 212.56 FEET;

THENCE NORTH 56° 48' 05" WEST, 1040.57 FEET TO THE EASTERLY SIDE OF CENTRAL PARK AVENUE AS WIDENED;

THENCE SOUTHERLY ALONG CENTRAL PARK AVENUE, SOUTH 42° 57' 55" WEST, 517.09 FEET TO THE POINT OR PLACE OF BEGINNING.

A-2

THE PLAZA AT WOODBRIDGE
Real property in the Township of Woodbridge, County of Middlesex, State of New Jersey, described as follows:

Parcel I:

BEGINNING at a rebar set in the easterly line of Gill's Lane (variable width); said point being the following courses from the intersection of the easterly line of Gill's Lane (fka Poor Farm Road) with the southerly line of the Port Reading Railroad R.O.W.:
A. South 45 degrees 24 minutes 05 seconds East, 354.95 feet
B. South 53 degrees 07 minutes 35 seconds East, 261.77 feet and running thence;

(1) North 56 degrees 37 minutes 21 seconds East, 808.46 feet along the common line of Lot 1-A and Lot
1-B (Atlantic Realty - Gill's Lane Assoc.) to an iron pipe found; thence
(2) South 68 degrees 35 minutes 42 seconds East, 486.16 feet along the same to a rebar set; thence
(3) South 33 degrees 22 minutes 39 seconds East, 911.18 feet along the common line of Lot 1-A with
Lots 1-B and 1-C (555 Venture LLC) to a rebar set in the northerly line of New Jersey State Highway No.
25 (aka U.S. Route No. 1 - 100 feet wide); thence
(4) South 56 degrees 37 minutes 21 seconds West, 664.39 feet along the northerly line of New Jersey
State Highway No. 25 to a pk nail set; thence
(5) South 75 degrees 45 minutes 00 seconds West, 115.66 feet along the same to an iron bar found;
thence
(6) North 88 degrees 21 minutes 30 seconds West, 158.92 feet along the same to a rebar set; thence
(7) South 70 degrees 38 minutes 30 seconds West, 82.49 feet along the same to a rebar set; thence
(8) North 74 degrees 21 minutes 30 seconds West, 48.65 feet along the same to a bar set in the easterly line of Gill's Lane; thence
(9) North 44 degrees 20 minutes 30 seconds West, 253.76 feet along the easterly line of Gill's Lane to a rebar set; thence
(10) North 33 degrees 00 minutes 30 seconds West, 141.20 feet along the same to a rebar set; thence
(11) North 22 degrees 23 minutes 30 seconds West, 248.53 feet along the same to a rebar set; thence
(12) North 32 degrees 41 minutes 30 seconds West, 223.34 feet along the same to a rebar set; thence
(13) North 49 degrees 15 minutes 30 seconds West, 270.16 feet along the same to a rebar set; thence
(14) North 53 degrees 07 minutes 35 seconds West, 5.40 feet along the same to a point, said point being the point and place of BEGINNING.
EXCEPTING THEREFROM property contained in a Declaration of Taking by the State of New Jersey
recorded April 12, 2003 in Deed Book 5165 Page 748 and amended May 10, 2005 in Deed Book 5490
Page 36 and further amended May 13, 2005 in Deed Book 5492 Page 395.

Said Parcel I also being described in accordance with a survey made by Adam R. Grant for Consulting
Engineer Services, dated February 6, 2017 (field work completed on January 26, 2017), designated CES
No. 3168-01, as follows:

Beginning at a point in the easterly line of Gill Lane; said point being the following courses from the intersection of the easterly line of Gill Lane (f/k/a Poor Farm Road) with the southerly line of the Port
Reading Railroad right-of-way:

a) South 45 Degrees 24 Minutes 05 Seconds East, a distance of 354.95 feet; thence

A-2

b) South 53 Degrees 07 Minutes 35 Seconds East, a distance of 261.77 feet and running thence;
1) North 56 Degrees 37 Minutes 21 Seconds East, a distance of 808.46 feet, to a point; Thence
2) South 68 Degrees 35 Minutes 42 Seconds East, a distance of 486.16 feet, to a point; Thence
3) South 33 Degrees 22 Minutes 39 Seconds East, a distance of 891.85 feet, to a point in the Northerly right-of way line of Route U.S. 1 as established by the Second Amended Declaration of Taking by the
State of New Jersey recorded in Deed Book 5492 Page 395; Thence
4) Along said right of way and along a curve, turning to the right, having a radius of 3534.67 feet, with a central angle of 3°57'28", and an arc length of 244.16 feet, chord bearing South 54 Degrees 36 Minutes
47 Seconds West, with a chord length 244.12' to a point; Thence
5) South 56 Degrees 35 Minutes 31 Seconds West, a distance of 450.78 feet, to a point; Thence
6) South 75 Degrees 45 Minutes 00 Seconds West, a distance of 83.53 feet, to a point; Thence
7) North 88 Degrees 21 Minutes 30 Seconds West, a distance of 158.92 feet, to a point in the widened
Easterly line of Gill’s Lane; Thence
8) Along said Easterly line of Gill’s Lane, South 70 Degrees 38 Minutes 30 Seconds West, a distance of
2.67 feet, to a point; Thence
9) North 88 Degrees 12 Minutes 18 Seconds West, a distance of 62.95 feet, to a point; Thence
10) along a curve, turning to the right, having a radius of 65.00 feet, with a central angle of 34°26'32", and an arc length of 39.07 feet, chord bearing North 70 Degrees 59 Minutes 02 Seconds West, with a chord length 38.49' to a point
11) along a curve, turning to the right, having a radius of 966.91 feet, with a central angle of 9°38'20", and an arc length of 162.66 feet, chord bearing North 48 Degrees 56 Minutes 36 Seconds West, with a chord length 162.47' to a point
12) North 45 Degrees 50 Minutes 52 Seconds East, a distance of 12.00 feet, to a point; Thence
13) along a curve, turning to the right, having a radius of 954.91 feet, with a central angle of 2°32'04", and an arc length of 42.24 feet, chord bearing North 42 Degrees 51 Minutes 22 Seconds West, with a chord length 42.23' to a point
14) South 48 Degrees 22 Minutes 54 Seconds West, a distance of 12.00 feet, to a point; Thence
15) along a curve, turning to the right, having a radius of 966.91 feet, with a central angle of 19°11'52", and an arc length of 323.98 feet, chord bearing North 31 Degrees 59 Minutes 26 Seconds West, with a chord length 322.46' to a point
16) North 22 Degrees 23 Minutes 30 Seconds West, a distance of 40.97 feet, to a point; Thence
17) South 67 Degrees 36 Minutes 30 Seconds West, a distance of 11.26 feet, to a point; Thence
18) North 22 Degrees 23 Minutes 30 Seconds West, a distance of 61.31 feet, to a point; Thence
19) North 32 Degrees 41 Minutes 30 Seconds West, a distance of 223.34 feet, to a point; Thence
20) North 49 Degrees 15 Minutes 30 Seconds West, a distance of 270.16 feet, to a point; Thence
21) North 53 Degrees 07 Minutes 03 Seconds West, a distance of 5.40 feet, to the point and place of beginning.
NOTE: FOR INFORMATION ONLY: Being Lot(s) 1.01; Block(s) 371; Tax Map of the Township of
Woodbridge, County of Middlesex, State of New Jersey.

Parcel II:

TOGETHER WITH an easement interest for drainage created by that certain document recorded in Book
2372, Page 395.

Parcel III:

A-2

TOGETHER WITH an easement interest for drainage created by that certain document recorded in Book
2426, Page 498.

A-2

THE PLAZA AT CHERRY HILL
Real property in the Township of Cherry Hill, County of Camden, State of New Jersey, described as follows:

Tract One: Affects Lot 2 in Block 285.03:

Beginning at the point of intersection of the southerly side of Church Road with the westerly side of
Woods Road and from said beginning point running; thence

(1) Along Woods Road, South 33 degrees 23 minutes 05 seconds West 229.94 feet to a point; thence
(2) North 56 degrees 36 minutes 55 seconds West 250.00 feet to a point; thence
(3) South 33 degrees 23 minutes 05 seconds West 955.58 feet to the north side of New Jersey State
Highway Route 38 (a/k/a Kaighn Avenue) to a point; thence
(4) Along said State Highway Route 38, North 87 degrees 21 minutes 40 seconds West 543.97 feet to a point, thence along lands now or formerly of Arthur Cohen, et als as Trustees of Arlen Property Investors,
the following courses and distances;

(a) North at right angles to State Highway Route 38, 02 degrees 38 minutes 20 seconds East 371.49 feet to a point; thence
(b) South 87 degrees 21 minutes 40 seconds East parallel to said State Highway Route 38, a distance of
114.60 feet to a point; thence
(c) North 02 degrees 38 minutes 20 seconds East 178.51 feet to a point; thence
(d) South 87 degrees 21 minutes 40 seconds East 347.01 feet to a point; thence
(e) North 02 degrees 38 minutes 20 seconds East 630.00 feet to a point; thence
(f) North 87 degrees 21 minutes 40 seconds West 270.00 feet to a point; thence
(g) North 02 degrees 38 minutes 20 seconds East 409.00 feet to a point on the southerly side of Church
Road; thence

(5) Along said Church Road (a/k/a Country Road No. 616) South 56 degrees 36 minutes 55 seconds East
1365. 18 feet to the point and place of Beginning.

Together with the free use in common with others bordering thereon for purposes of ingress and egress of the certain 50 foot wide street or road known as Woods Road (now vacated from the State Highway
Route 38 to Church Road) as set forth in a Deed from Cherry Hill Enterprises, Inc., to Parke Davis and
Company, dated July 27, 1961 and recorded August 4, 1961 in Deed Book 2464 Page 448.

Known as Lot 2 in Block 285.03 (formerly known as Lot 5A Block 285B) on the tax maps of the Township of Cherry Hill, Camden Country, New Jersey.

Commonly known as 2100-2110 Route 38, Cherry Hill, New Jersey.

Tract Two: Affects Lot 3 in Block 285.03:

Beginning at a point in the Southeast corner of Church Road (49.5 feet wide) and Cherry Hill Mall Drive
(50 feet wide), thence:
(1) South 2 degrees 38 minutes 20 seconds West along the Easterly line of Cherry Hill Mall Drive 1406.38 feet to a point; thence

A-2

(2) Still along the same, South 38 degrees 38 minutes 20 seconds West 409.36 feet to a point; thence
(3) Still along the same, South 51 degrees 21 minutes 40 seconds East 10.00 feet to a point; thence
(4) Still along the same, South 38 degrees 38 minutes 20 seconds West 25.00 feet to a point of curvature; thence
(5) Still along the same in a Southeasterly direction by a curve to left having a radius of 40.00 feet an arc distance of 63.77 feet to a point of tangency; thence
(6) Still along the same, South 52 degrees 42 minutes 05 seconds East 94.54 feet to a point of curvature;
thence
(7) In a Southeasterly direction along the arc of the curve connecting the Easterly line of Cherry Hill Mall
Drive with the Northerly line of New Jersey State Highway #38 by a curve to the left having a radius of
240.00 feet an arc 145.18 feet to a point; thence
(8) Along the Northerly line of New Jersey State Highway Route #38 (120 feet wide), South 87 degrees
21 minutes 40 seconds East 304.26 feet to a point; thence
(9) North 2 degrees 38 minutes 20 seconds East at right angles to New Jersey State Highway Route #38,
371.49 feet to a point; thence
(10) South 87 degrees 21 minutes 40 seconds East parallel to New Jersey State Highway Route #38,
114.60 feet to a point; thence
(11) North 2 degrees 38 minutes 20 seconds East at the right angles to New Jersey State Highway Route
#38, 178.51 feet to a point; thence
(12) South 87 degrees 21 minutes 40 seconds East parallel to New Jersey State Highway Rout #38,
347.01 feet to a point; thence
(13) North 2 degrees 38 minutes 20 seconds East at right angles to New Jersey Highway Route #38, 630 feet to a point; thence
(14) North 87 degrees 21 minutes 40 seconds West parallel to New Jersey State Highway Route #38,
270.00 feet to a point; thence
(15) North 2 degrees 38 minutes 20 seconds East at right angles to New Jersey State Highway Route
#38, 455.06 feet to a point in the Southerly line of Church Road (49.5 feet wide); thence
(16) Along said Southerly line of Church Road, North 56 degrees 36 minutes 55 seconds West 88.00 feet to a point; thence
(17) South 33 degrees 23 minutes 05 seconds West 175.00 feet to a point; thence
(18) North 56 degrees 36 minutes 55 seconds West 225.00 feet to a point; thence
(19) North 33 degrees 23 minutes 05 seconds East 175 feet to a point in the Southerly line of Church
Road; thence
(20) Along said Southerly line of Church Road, North 56 degrees 36 minutes 55 seconds west 237.37 feet to the place of Beginning.
Less and except that certain parcel of land being conveyed in that certain deed made by McCarlen of
Cherry Hill, Inc., a New York Corporation, to the Country of Camden, a Country of the State of New
Jersey, dated December 17, 1969, and recorded December 23, 1969, in Deed Book 3137 Page 894, but together with all its right, title and interest, if any, in and to Church Road, adjacent to the aforesaid described premises conveyed hereunder, and also its right of reverter, if any, contained in or arising out of the aforesaid deed.

Less and except those rights conveyed in that certain Declaration of Easement made by McCarlen of
Cherry Hill, Inc., a New York Corporation to the Township of Cherry Hill, a municipality of the State of
New Jersey, dated December 17, 1969, and recorded December 23, 1969 in Deed Book 3137, Page 900.

Together with all its right, title and interest, if any, in and to Cherry Hill Mall Drive, fifty feet wide, extending from Church Road to New Jersey State Highway Route 38 and also its right of reverter as

A-2

contained in Deed of Easement made by Cherry Hill Center, Inc., a Maryland Corporation, Cherry Hill
Enterprises, Inc., a New Jersey Corporation Cherry Hill Properties Corp., a New Jersey Corporation, R.H
Macy & Co., Inc. a New York Corporation, and Strawbridge & Clothier, a Pennsylvania Corporation, to the Township of Cherry Hill, a municipality of the State New Jersey dated March 28, 1963, recorded April 4, 1963, in said office in Deed Book 2616 Page 161, subject to the rights of the Township of Cherry Hill as set forth in aforesaid Easement recorded in Deed Book 2616 Page 161, and together with all its right, title and interest, if any, in and to Cherry Hill Mall Drive, extending from Church Road to New Jersey State Highway Route 38 as so enlarged by the aforesaid Declaration of Easement, and also its right of reverter as contained in the aforesaid Declaration of Easement.

Together with and subject to the free use in common with others in and to Cherry Hill Mall Drive (78 feet wide) adjoining premises described above on the west, extending from Route #38 to Church Road.

The aforesaid Tract One and Tract Two are further described as follows:
All that certain lot or parcel of land, situate in the Township of Cherry Hill, Country of Camden and State
of New Jersey as shown on a plan entitled “ALTA/ACSM Land Title Survey-for Ackrik Associates, Block 285.03, Lots 2 and 3, Cherry Hill Township, Camden Country, N.J.” prepared by Sickels & Masteller, Inc., dated December 8, 1994 and revised to January 25, 1995, bounded and described as follows:

Beginning at the intersection of the widened Southwesterly line of Church Road (a.k.a Country Road No
616) (64.75 feet from centerline) with the Northwesterly line of Woods Road (50 feet wide), and extends thence;
(1) Along the Northwesterly line of Woods Road, South 33 degrees 23 minutes 05 seconds West a distance of 229.94 feet to a point in said line corner to Lot 1; thence
(2) Along Lot 1, North 56 degrees 36 minutes 55 seconds West a distance of 250.00 feet to a point;
thence
(3) Along the same, South 33 degrees 23 minutes 05 seconds west a distance of 955.58 feet to a point in the Northerly line of New Jersey State Highway Route No. 38 (a.k.a. Kaighn Avenue) (120 feet wide)
corner to Lot 1; thence
(4) Along said Northerly line of New Jersey State Highway Route No. 38, North 87 degrees 21 minutes 40 seconds West a distance of 848.23 feet to a point of curvature in the widened line of New Jersey State
Highway Route No. 38 (a.k.a. Kaighn Avenue) (width varies); thence
(5) Along said widened line of New Jersey State Highway Route No. 38, in a general Westerly and
Northwesterly direction along an arc curving to the right, having a radius of 240.00 feet, an arc distance of 145.18 feet to a point of tangency; thence
(6) Along the same, North 52 degrees 42 minutes 05 seconds West a distance of 94.54 feet to a point of curvature; thence
(7) Still along the same, in a general Northwesterly and Northeasterly direction along an arc curving to the right, having a radius of 40.00 feet, an arc distance of 63.77 feet to a point of tangency; thence
(8) Still along the same, North 38 degrees 38 minutes 20 seconds East, a distance of 25.00 feet to a point; thence
(9) Along the same, North 51 degrees 21 minutes 40 seconds West a distance of 10.00 feet to a point in the Southeasterly line of Cherry Hill Mall Drive (50 feet wide); thence
(10) Along the Southeasterly line of said Cherry Hill Mall Drive, North 38 degrees 38 minutes 20 seconds
East a distance of 409.36 feet to a point of angle; thence
(11) Along the Easterly line of said Cherry Hill Mall Drive, North 02 degrees 38 minutes 20 seconds East a distance 1,359.84 feet to a point in the widened Southwesterly line of Church Road (a.k.a. Country Road No. 616) (64.75 feet from centerline); thence

A-2

(12) Along said Southwesterly line of Church Road, South 56 degrees 36 minutes 55 seconds East a distance of 213.58 feet to a point in said line corner to Lot 5; thence
(13) Along Lot 5, South 33 degrees 23 minutes 05 seconds West a distance of 135.25 feet to a point;
thence
(14) Still along Lot 5 and along Lot 4, South 56 degrees 36 minutes 55 seconds East a distance of 225.00 feet to a point; thence
(15) Still along Lot 4, North 33 degrees 23 minutes 05 seconds East a distance of 135.25 feet to a point in the widened Southwesterly line of Church Road (County Route No. 616) (64.75 feet from center line);
thence
(16) Along said Southwesterly line of Church Road, South 56 degrees 36 minutes 55 seconds East a distance of 1,476.22 feet to the point and place of Beginning.
FOR INFORMATION ONLY: Being Lot(s) 2 and 3, Block(s) 285.03; Tax Map of the Township of Cherry Hill, County of Camden, State of New Jersey.

A-2

MILLBURN GATEWAY CENTER
Real property in the Township of Millburn, County of Essex, State of New Jersey, described as follows:

Beginning at a point in the Northeasterly sideline of Millburn Avenue where the same is intersected by the Southeasterly sideline of Wyoming Avenue and from said point beginning running; thence

(1) Along the said Northeasterly sideline of Millburn Avenue South 59 degrees 53 minutes 50 seconds
East 234.47 feet; thence
(2) Still along the said Northeasterly sideline of Millburn Avenue Southeasterly on a curve to the left having a radius of 6081.76 feet for a distance of 489.60 feet to the Northwesterly sideline of Myrtle
Avenue; thence
(3) Along the said Northwesterly sideline of Myrtle Avenue North 43 degrees 16 minutes 45 seconds East
790.75 feet to lands of Erie Lackawanna Railroad; thence
(4) Along said lands North 89 degrees 17 minutes 15 seconds West 275.00 feet; thence
(5) Still along said lands North 84 degrees 01 minutes West 300.00 feet; thence
(6) Still along said lands North 81 degrees 34 minutes 30 seconds West 233.48 feet; thence
(7) Still along said lands South 22 degrees 32 minutes 25 seconds West 10.90 feet; thence
(8) Still along lands of Erie Lackawanna Railroad North 67 degrees 27 minutes 35 seconds West 76.00 feet to the Southeasterly sideline of Wyoming Avenue as laid out 75.00 feet in width; thence
(9) Along the said Southeasterly sideline of Wyoming Avenue South 43 degrees 16 minutes 45 seconds
West 436.51 feet to the point or place of BEGINNING.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 1, 2 and 3, Block(s) 305; Tax Map of the Township of Millburn, County of Essex, State of New Jersey.

A-2

MANCHESTER PLAZA
PARCEL I:

ADJUSTED LOT A2 OF "LOT CONSOLIDATION PLAT OF A TRACT OF LAND BEING LOT A2 OF THE RESUBDIVISION OF LOT A OF MALAN PLAZA PER PLAT BOOK 350, PAGE 108 AND LOT B OF MILAN PLAZA PER PLAT BOOK 209, PAGE 55", A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 363, PAGE 515, OF THE ST. LOUIS COUNTY, MISSOURI RECORDS.

Parcel II:

TOGETHER WITH easement interests for ingress, egress, cross-access and cross-parking created by those certain documents recorded in Book 6828, Page 1891, Book 6947, Page 232, Book 8170, Page 460 and Book 8181, Page 90 of the St. Louis County, Missouri Records.

Parcel III:

TOGETHER WITH an appurtenant sign easement interest according to the plat recorded in Plat Book 350, Page 108 of the St. Louis County, Missouri Records.

A-2

ONE LINCOLN PLAZA

Real property in the Town of Westfield, County of Union, State of New Jersey, described as follows:

BEGINNING at a point marking the intersection of the Southeasterly right of way line of East Broad Street (66' wide right of way), and the Westerly right of way line of Prospect Street (60' right of way) said point also being the beginning point as set forth in Deed Book 2425 page 288; thence

(1) South 42 degrees 17 minutes 00 seconds East, a distance of 214.75 feet along the said Westerly right of way line of Prospect Street to a point; thence

(2) South 89 degrees 53 minutes 00 seconds West, a distance of 278.87 feet along the said Westerly right of way line of North Avenue West to a point; thence

(3) North 00 degrees 02 minutes 00 seconds East, a distance of 36.32 feet along a line connecting the said Northerly right of way line of North Avenue West and the said Southeasterly right of way line of East Broad Street to a point; thence

(4) North 47 degrees 30 minutes 00 seconds East, a distance of 182.24 feet along the Southeasterly right of way line of East Broad Street to the point and place of BEGINNING.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 1, Block(s) 3104; Tax Map of the Town of Westfield, County of Union, State of New Jersey.

A-2

A&R BUILDING

Real property in the Town of Westfield, County of Union, State of New Jersey, described as follows:

BEGINNING at a point in the Northwesterly right of way line of East Broad Street (66' right of way) said point being the following course from a point marking the intersection of the said Northwesterly right of way line of East Broad Street and the Westerly right of way line of Prospect Street (50' right of way), said point also being the beginning point as set forth in Deed Book 2400, Page 112; thence

(a) South 47 degrees 30 minutes 00 seconds West, a distance of 67.25 feet along the said Northwesterly right of way line of East Broad Street to the place of beginning.

(1) South 47 degrees 30 minutes 00 seconds West, a distance of 70.00 feet along the same to a point;
thence

(2) North 41 degrees 04 minutes 00 seconds West, a distance of 105.03 feet along Block 2506 Lot 13 to a point; thence

(3) North 47 degrees 30 minutes 00 seconds East, a distance of 67.37 feet to a point; thence

(4) South 42 degrees 30 minutes 00 seconds East, a distance of 105.00 feet to the point and place of
BEGINNING.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 12, Block(s) 2506; Tax Map of the Town of Westfield, County of Union, State of New Jersey.

EXHIBIT A-3-1
GROUND LEASE DOCUMENTS
Lease dated May 9, 1958 between Vioe Realty Corp. (“Original Landlord”) and S. Klein Department Stores, Inc. (“Original Tenant”)

Amendments:

a.	Memorandum of Lease between Original Landlord and Original Tenant, recorded June 17, 1958, Liber 5812, Page 24, Westchester County, New York

b.	Amendment of Lease between Original Landlord and Original Tenant dated June 24, 1958, and recorded November 5, 1958, Liber 5855, Page 422, Westchester County, New York

c.	Letter of Agreement to Original Tenant from Original Landlord dated April 13, 1959

d.	Letter of Agreement dated June 24, 1959

e.	Letter of Agreement Amending Lease between 100 E. 57th St. Corp. and Original Tenant dated November 25, 1964

f.	Amendment of Lease between Yonkers Realty Associates and Original Tenant dated April 24, 1969

g.	Letter of Agreement to Yonkers Realty Associates from Original Tenant dated December 1, 1972

h.	Amendment of Lease and Agreement between Yonkers Realty Associates and · Original Tenant dated July 17, 1975

i.	Memorandum of Lease between Yonkers Realty Associates and Original Tenant dated July 17, 1975, and recorded November 18, 1975, Liber 7298, Page 422

j.	Option to Extend Lease Agreement to Yonkers Realty Associates from Original Tenant dated October 17, 1975

k.	Amendment of Lease between Yonkers Realty Associates and Original Tenant dated November 5, 1975

l.	Memorandum of Lease between Yonkers Realty Associates and Original Tenant dated November 5, 1975, and recorded December 11, 1975, Liber 7302, Page 767

m.	Amendment of Lease between Yonkers Realty Associates and Original Tenant dated November 23, 1976

n.	Assignment of Lease by Original Tenant to Acklinis Associates dated January 31, 1983

o.	Assignment Letter of Agreement to Yonkers Realty Associates from Acklinis Associates dated August 9, 1985

A-3-2

p.	Assignment of Lease by Central Park Liquors, Inc. to Acklinis Associates dated April 3, 1989

q.	Declaration of Termination by Acklinis Associates dated April 3, 1989

r.	Amendment of Lease between Yonkers Realty Associates and Acklinis Associates dated May 1, 1989

s.	Letter extending lease term to Yonkers Realty Associates from Acklinis Associates, L.P. dated September 23, 1998

t.	Assignment of Leases by Acklinis Associates, L.P. to Acklinis Management Corp. and Acklinis Yonkers Realty, LLC dated September 24, 1998

u.	Assignment of Lease by Acklinis Management Corp. to Acklinis Yonkers Realty, LLC dated September 24, 1998

v.	Memorandum of Lease Acklinis Realty Holding, LLC, Lessor and Acklinis Yonkers Realty, LLC, Lessee dated September 24, 1998

w.
Letter from Meislik & Levavy to Acklinis Yonkers Realty, L.L.C. confirming assignment of interest of Acklinis Management Corp to Acklinis Yonkers Realty, L.L.C., recorded October 8, 1998 in Liber 12132, Page 299, Westchester County Clerk

x.
Letter from Meislik & Levavy to Acklinis Yonkers Realty, L.L.C. confirming assignment of interest of Acklinis Management Corp to Acklinis Yonkers Realty, L.L.C., recorded October 8, 1998 in Liber 12132, Page 310, Westchester County Clerk

y.	Assignment of Lease by Yonkers Realty Associates to Yonkers and Hempstead Realty, LLC effective January 1, 1999

z.
Assignment of Lease made by Yonkers and Hempstead Realty, LLC, as Assignor, to G & C Yonkers Realty, LLC, as Assignee, by deed dated September 29, 2011 and recorded November 7, 2011 in Control No, 512763116

aa.	Amendment of Lease between G & C Yonkers Realty, LLC and Acklinis Yonkers Realty, LLC dated March 1, 2014

A-3-2

EXHIBIT A-3-2
THIRD FLOOR LEASE DOCUMENTS

•	Sub-Sublease Agreement dated June 1, 2001 between Burlington Coat Factory Warehouse of Yonkers, Inc., and Acklinis Original Building, L.L.C.

•	First Amendment to Sub-Sublease dated October 31, 2002

•	Second Amendment to Sub-Sublease dated April 21, 2003

•	Agreement of Lease dated September 24, 2008 between Acklinis Original Building, L.L.C. and Bob’s Furniture of NY, LLC

•	Bob’s Furniture of NY, LLC – Confirmation of Rent Commencement Date and Term Commencement Date dated August 21, 2009

A-3-2

EXHIBIT A-4
ALLOCATION OF CONTRIBUTION VALUE AMOUNT PROPERTIES

Property	Allocated Percentage	Allocated Amount
Yonkers Gateway Center – fee interest Yonkers Gateway Center – Third Floor Lease Yonkers Gateway Center – Fee Simple	28.69% 0.93% 1.36%	$93,239,244 $3,016,667 $4,432,039
The Plaza at Woodbridge	30.69%	$99,752,160
The Plaza at Cherry Hill	15.80%	$51,347,159
Millburn Gateway Center	13.46%	$43,748,202
Manchester Plaza	6.09%	$19,794,058
One Lincoln Plaza and A&R Building	2.98%	$9,670,471
Total:	100.00%	$325,000,000

EXHIBIT A-5
CASH PERCENTAGE AND OP UNIT PERCENTAGE

Property	Cash Percentage	OP Unit Percentage	Total
Yonkers Gateway Center	28.33%	71.67%	100%
The Plaza at Woodbridge	25%	75%	100%
The Plaza at Cherry Hill	95%	5%	100%
Millburn Gateway Center	25%	75%	100%
Manchester Plaza	0%	100%	100%
One Lincoln Plaza and A&R Building	100%	0%	100%

EXHIBIT A-6
ALLOCATION OF CASH CONSIDERATION AND OP UNITS AMONG HOLDERS
YONKERS GATEWAY CENTER:

	Share of Net Consideration as cash (for Selling Partners)	Share of Net Consideration as OP Units
Irwin Ackerman	0%	15.01%
Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o Ari J. Ackerman	0%	14.165%
Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o Gila Ackerman Steinbock	0%	14.165%
Ira Riklis	28.33%	0%
Marcia Riklis	0%	28.33%

THE PLAZA AT WOODBRIDGE:

	Share of Net Consideration as cash (for Selling Partners)	Share of Net Consideration as OP Units
Irwin Ackerman	0%	25%
Trust under Article THIRD of the Simona R. Ackerman Family Trust f/b/o Ari J. Ackerman	0%	12.5%
Trust under Article THIRD of the Simona R. Ackerman Family Trust f/b/o Gila Ackerman Steinbock	0%	12.5%
Ira Riklis	25%	0%
Marcia Riklis	0%	25%

A-6

THE PLAZA AT CHERRY HILL:

	Share of Net Consideration as cash (for Selling Partners)	Share of Net Consideration as OP Units
Irwin Ackerman	20%	5%
Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o Ari J. Ackerman	12.5%	0%
Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o Gila Ackerman Steinbock	12.5%	0%
Ira Riklis	25%	0%
Marcia Riklis	25%	0%

MILBURN GATEWAY CENTER:

	Share of Net Consideration as cash (for Selling Partners)	Share of Adjusted Net Consideration as OP Units
Irwin Ackerman	0%	24%
Ackerman Millburn GP Corp.	0%	1%
Trust under Article THIRD of the Simona R. Ackerman Family Trust f/b/o Ari J. Ackerman	0%	12.5%
Trust under Article THIRD of the Simona R. Ackerman Family Trust f/b/o Gila Ackerman Steinbock	0%	12.5%
Ira Riklis	25%	0%
Marcia Riklis	0%	25%

EXHIBIT B
LIST OF PERSONAL PROPERTY

Nothing in addition to the definition of “Personal Property” pursuant to Section 1.1 of the Contribution Agreement.

B

EXHIBIT C
SERVICE AGREEMENTS

Yonkers Gateway Center

•	Snow Removal Contract dated 09/29/2015 with Tri-State Contracting of Westchester, Inc.

•	Agreement for Sweeping Services dated 04/26/2011 with Sealcoat USA, Inc.

•	Service Agreement dated 10/20/1997 with Honeywell (now Stanley Convergent)

The Plaza at Woodbridge

•	Agreement for Snow Removal dated 09/03/2015 with All Phase Contracting, LLC

•	Agreement for Sweeping Services dated 09/29/2013 with All Phase Contracting, LLC

•	Agreement for Landscaping Services dated 02/24/2017 with Aquila Landscape Contractors

•	Planned Service dated 11/01/2013 with Johnson Controls

•	Water Management Services & Chemicals effective 08/01/2015 with Tower Water

The Plaza at Cherry Hill

•	Agreement for Snow Removal dated 09/03/2015 with All Phase Contracting, LLC

•	Agreement for Landscaping Services dated 04/15/2015 with The Mower Shop

•	Agreement for Sweeping Services dated 02/24/2017 with The Mower Shop

•	Agreement for Geese Control dated 03/14/2016 with Goose Runners LLC

•	Service Agreement Non-Hazardous Waste dated 08/26/2014 with Waste Management

•	Alarm Monitoring Agreement dated 02/11/2013 with Statewide Monitoring Corp.

Millburn Gateway Center

•	Agreement for Snow Removal dated 09/28/2015 with Precision Contracting Services of NJ LLC

•	Agreement for Landscaping Services dated 04/27/2015 with Sebastian Bianco Landscaping, Inc.

•	Integrated Pest Management Services dated 08/15/2012 with Assured Environments

•	Service Agreement Non-Hazardous Waste dated 01/12/2012 with Waste Management

•	Waste Removal Service Contract dated 05/01/2013 with Central Jersey Waste (for Trader Joe’s and Petsmart)

•	Elevator Maintenance Contract dated 12/13/1996 with Atlantic Elevator Co., Inc. (now Slade Elevator)

•	Alarm Service Agreement dated 09/11/2009 with Stanley Convergent Security Solutions

•	Maintenance Contract for Fire Protection Equipment dated 03/11/1999 with Associated Fire Protection

•	Heating & Air Conditioning Maintenance Agreement dated 03/01/2016 with Encon Mechanical (for 2nd floor professional/office tenants)

C

Manchester Plaza

•	Sweeping Services dated 02/23/2017 with Katsam LLC

•	Lawn Maintenance dated 02/28/2017 with Cara-Tera Company

•	Snow Removal Services dated 10/06/2016 with Cara-Tera Company

One Lincoln Plaza, Westfield, NJ

•	Agreement for Snow Removal dated 09/28/2015 with Precision Contracting Services of NJ LLC

•	Agreement for Landscaping Services dated 04/27/2015 with Sebastian Bianco Landscaping, Inc.

•	Elevator Maintenance Contract dated 03/08/2011 with Slade Elevator

•	Inspection and Testing Agreement for Fire Protection Equipment dated 01/12/2012 with Associated Fire Protection

•	Central Station Monitoring Service dated 02/26/1999 with Access Security & Data Systems, LLC

•	Service Contract for HVAC Units dated 04/27/2010 with JA Hall Plumbing& Heating Contractor, Inc.

21 East Broad Street, Westfield, NJ

•	Agreement for Snow Removal dated 09/28/2015 with Precision Contracting Services of NJ LLC

•	Monitoring Contract dated 07/04/2009 with Garden State Fire & Security Alarm Co. Inc.

•	Inspection and Testing Agreement for Fire Protection Equipment dated 05/17/2013 with Associated Fire Protection

C

EXHIBIT D-1
FORM OF NEW JERSEY DEED

By:
_____________________

BARGAIN AND SALE DEED,
COVENANTS AS TO GRANTOR’S ACTS
This Deed is made on ____________, 2017,
BETWEEN
____________________________________, a __________________ ________________ whose business address is ________________________________________________, referred to as the Grantor,
AND
______________________________, a ___________________ ________________ whose business address is _______________________________________________, referred to as the Grantee.
The words "Grantor" and "Grantee" shall mean all Grantors and all Grantees listed above.
Transfer of Ownership. The Grantor grants and conveys (transfers ownership of) the property described below (hereinafter, the "Property") to the Grantee. This transfer is made for the sum of $____________________.
The Grantor acknowledges receipt of this money.
Tax Map Reference. (N.J.S.A. 46:15-1.1) Township of __________, County of __________, State of New Jersey, Block No. __; Lot No. __.
Property. The Property consists of the land and all the buildings and structures on the land in the Township of __________, County of __________, State of New Jersey, together with all rights, privileges and appurtenances pertaining thereto. The legal description of the land is set forth on Schedule A attached hereto.
The street address of the Property is: __________________________________________.
BEING the same premises conveyed to the Grantor by that certain [deed] from ____________, dated ___________ and recorded on ____________ in the __________ County Clerk’s office in Deed Book _____, page ___.
Promises by Grantor. The Grantor promises that the Grantor has done no act to encumber the Property. This promise is called a "covenant as to grantor's acts" (N.J.S.A. 46:4-6). This promise means that the Grantor has not allowed anyone else to obtain any legal rights which affect the property (such as by making a mortgage or allowing a judgment to be entered against the Grantor).
Signatures. The Grantor signs this Deed as of the date at the top of the first page.

D-1

Witness:    ___________________, a __________________

By:
Name:
Title:
STATE OF NEW JERSEY        }
}    ss.:
COUNTY OF _________________    }

I CERTIFY that on _______________, 2017, ___________________________, personally came before me and stated under oath, to my satisfaction, that:

(a)    this person was the maker of this Deed in his/her capacity as the _______________ of _______________________, the Grantor named in this Deed;

(b)    this person was duly authorized to sign this Deed on behalf of __________________________, and this Deed was executed as the voluntary act and deed of ______________________________; and

(c)    ______________________________ made this Deed for $____________ as the full and actual consideration paid or to be paid for the transfer of title. (Such consideration is defined in N.J.S.A. 46:15-5).

Notary Public (seal)

D-1

BARGAIN AND SALE DEED, COVENANTS AS TO GRANTOR’S ACTS __________________________________, Grantor to __________________________________, Grantee	RECORD AND RETURN TO: ______________________ ______________________ ______________________ Attn: __________________

Schedule A
Legal Description

EXHIBIT D-2
FORM OF NEW YORK DEED
BARGAIN & SALE DEED WITHOUT COVENANTS

THIS INDENTURE, made the ____ day of ________________, 2017

BETWEEN

___________________, a ________________
having an address at ____________________

party of the first part, and

___________________, a ________________
having an address at ____________________

party of the second part,

WITNESSETH, that the party of the first part, in consideration of ten dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the COUNTY OF WESTCHESTER, CITY OF YONKERS, STATE OF NEW YORK, bounded and described more particularly as set forth in Schedule A annexed hereto and made a part hereof;

See SCHEDULE A annexed hereto.

PREMISES being known as _______________, New York. Being the same premises conveyed to the party of the first part recorded in [CRFN No. __________________].

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof;

TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to the premises; TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the

D-2

right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

The word “party” shall be construed as if it read “parties” whenever the sense of this indenture so requires.

D-2

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:

__________________________

By:
Name:
Title:

STATE OF ___________    )
COUNTY OF ___________    ) ss:

On the ____ day of ____________, 2017, before me, the undersigned a notary public in and for said state, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_____________________________
Notary Public

BARGAIN AND SALE DEED
WITHOUT COVENANTS
AGAINST GRANTOR’S ACTS

TITLE NO.

___________________

- to -

___________________

D-2

Schedule A

LEGAL DESCRIPTION

EXHIBIT D-3
FORM OF MISSOURI DEED
SPECIAL WARRANTY DEED

COVER PAGE

Name of Document:        Special Warranty Deed
Date of Document:        _________ ___, 2017
All Grantor Names:        _______________
All Grantee Names:        _______________
Grantor's Mailing Address:    _______________

Grantee's Mailing Address:	_______________ _______________ _______________
Legal Description:        See Exhibit A

SPECIAL WARRANTY DEED

THIS DEED, is made and entered into as of the ___ day of _______, 2017, by ____________, a ____________, as Grantor, in favor of ____________, a ____________, as Grantee. The mailing address for the Grantee is _________________.

WITNESSETH, in consideration of the sum of Ten and 001/00 Dollars ($10.00) paid to Grantor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Grantor does by these presents BARGAIN AND SELL, CONVEY AND CONFIRM unto Grantee the real property situated in the County of _________ and State of Missouri described in Exhibit A attached hereto and incorporated herein by this reference, together with all improvements thereon and together with all minerals of every kind and description that are on, in or upon or may be found in or upon said real property and all easements and appurtenances belonging thereto (such land, improvements, minerals, easements and appurtenances being collectively referred to as the “Property”), and subject to those matters listed on Exhibit B (the “Permitted Deed Exceptions”).

TO HAVE AND TO HOLD the Property, together with all and singular the rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in any way pertaining thereto, unto the Grantee, and to the successors and assigns of the Grantee forever. Grantor hereby covenants that Grantor, and Grantor's successors and assigns, shall and will WARRANT AND DEFEND the title to the aforesaid premises unto Grantee and to Grantee's successors and assigns forever against the lawful claims of all persons claiming by, through or under Grantor, but none other and subject to the Permitted Deed Exceptions.

IN WITNESS WHEREOF, Grantor has executed this Deed as of the day and year first above written.

GRANTOR:

_______________, a ______________

                            By:

STATE OF MISSOURI    )
    ) ss.
COUNTY OF _______     )
On this ____ day of ____________, 2017, before me personally appeared, ____________, to me personally known, who being by me duly sworn did say that he is the ____________ of ____________, a ____________, and that this Deed was signed and delivered in behalf of the limited liability company and acknowledged to me that he executed this Deed as the free act and deed of the limited liability company.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.

NOTARY PUBLIC

My Commission Expires:

EXHIBIT A
TO SPECIAL WARRANTY DEED

Legal Description

EXHIBIT B
TO SPECIAL WARRANTY DEED

Schedule of Permitted Deed Exceptions

EXHIBIT E
FORM OF BILL OF SALE
KNOW ALL MEN BY THESE PRESENTS, that ____________, a ____________ (the “Contributor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration to it in hand paid by ____________, a ___________ (the “Purchaser”), the receipt and sufficiency of which are hereby acknowledged, hereby sells, assigns, transfers and conveys unto said Purchaser any and all of Contributor’s right, title and interest in and to all tangible personal property located upon the land described in Exhibit “A” attached hereto and hereby made a part hereof (the “Land”) or within the improvements located thereon (the “Improvements”), including, without limitation, any and all appliances, furniture, art work, planters, canopies, carpeting, draperies and curtains, tools and supplies, inventories, equipment and other items of personal property owned by Contributor used in connection with the operation of the Land and the Improvements, as is, where is, free of any liens and otherwise without warranty of title or use, and CONTRIBUTOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF CONDITION, MERCHANTABILITY, SUITABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE except as expressly provided in that certain Contribution Agreement by and between Contributor, Purchaser and the other parties thereto, dated as of April ___, 2017. Such personal property shall specifically include those items set forth on Exhibit “B” attached hereto and herein incorporated by reference.
TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

E

IN WITNESS WHEREOF, Contributor has executed this Bill of Sale as of the ___ day of ________ 2017.
CONTRIBUTOR:
_________________,
a __________________

By: ________________________________
Name:
Title:

[ACKNOWLEDGMENT AND/OR WITNESSES TO BE ADDED
IF REQUIRED UNDER APPLICABLE STATE LAW]

E

EXHIBIT F
FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made as of _________, 2017, from _______________, a________________ (“Assignor”), to____________________, a ___________________ (“Assignee”).
RECITALS
A.    Pursuant to the certain Contribution Agreement by and between Assignor, Assignee and the other parties thereto, dated as of April ___, 2017 (the “Contribution Agreement”), concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee, [that certain tract or tracts of land (the “Land”) more particularly described on Attachment A together with all of the improvements located thereon (the “Improvements”)] [or] [its entire leasehold interest under that certain lease or sublease], and by Bill of Sale, certain personal property owned by Assignor located on or used in connection with the Land or the Improvements (the “Assigned Tangible Personal Property”). Capitalized terms used but not defined in this Assignment shall have the meaning ascribed to them in the Contribution Agreement.
B.    Assignor desires to sell, assign, transfer and convey to Assignee, and Assignee desires to accept and obtain, the Assigned Properties (as hereafter defined), subject to the terms and conditions set forth herein.
NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, and the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET OVER and DELIVER unto Assignee all of Assignor’s right, title and interest in and under (i) the Leases, (ii) the Licenses, and (iii) all security deposits held by Assignor on the date hereof in connection with the Leases or any Licenses, and all rights with respect to periods on and after the date hereof to receive rents, additional rents, profits and income arising from the Leases, the Licenses or otherwise payable in connection with any occupancy of the Land and Improvements (collectively, the Leases, the Licenses, such security deposits and rights, the “Assigned Properties”).
TO HAVE AND TO HOLD the foregoing described Assigned Properties unto Assignee, its successors and assigns, forever.
Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all obligations, liabilities, costs and claims (including reasonable attorney’s fees) arising as a result of or with respect to any of the Assigned Properties that are attributable to the period of time from and after the date of this Assignment.

F

This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.
This Assignment shall be governed by and construed in accordance with the laws of the State in which the Land is located.
This Assignment may be executed in multiple counterparts, each of which shall be deemed an original and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart signed by all of the parties in proving this Assignment.
IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.
ASSIGNOR:
By:
Name:
Its:
ASSIGNEE:
By:
Name:
Its:
[ADD STATE SPECIFIC ACKNOWLEDGMENTS
AND/OR WITNESSES FOR ASSIGNOR AND ASSIGNEE]

F

EXHIBIT G
FORM OF ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES
THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES (this “Assignment”) is made as of the ___ day of ________, 2017 between ___________, a __________ (“Assignor”) and ___________, a __________ (“Assignee”).
For and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that [certain real property] [or] [leasehold interest] being particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the improvements located thereon, (the “Property”), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor’s right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

(i)	the contracts and agreements listed and described on Exhibit “B” attached hereto and incorporated herein by this reference (the “Contracts”),

(ii)
all existing warranties and guaranties (express or implied) issued to Assignor in connection with the improvements or the personal property being conveyed to Assignee by that certain Bill of Sale of even date hereof,

(iii)	all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property,

(iv)
all trademarks, service marks, trade names, trade dress, symbols, logos, slogans, designs, insignia, emblems, devices, domain names, distinctive designs of signs, or any other source identifying feature, or combinations thereof, which are used to identify the Property or which are used in connection with the operation of the Property, and

(v)	the right to the identifying name, if any, of each of the Improvements with respect to the Property.
All items described in (i) through (v) above are hereinafter collectively referred to as “Intangible Property.”
Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all obligations, liabilities, costs and claims (including reasonable attorney’s fees) arising as a result of or with respect to any of the Intangible Property that are attributable to the period of time from and after the date of this Assignment.
This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

G

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.
ASSIGNOR:
By:
Name:
Its:
ASSIGNEE:
By:
Name:
Its:
[ADD STATE SPECIFIC ACKNOWLEDGMENTS
AND/OR WITNESSES FOR ASSIGNOR AND ASSIGNEE]

G

EXHIBIT H
ADMISSION AMENDMENT
ADMISSION OF LIMITED PARTNERSHIP AGREEMENT
This ADMISSION OF LIMITED PARTNER AGREEMENT (the “Agreement”) is entered into as of ________ ___, 2017 by and among each of the parties identified as Holders on Exhibit A (collectively, the “Holders”), Urban Edge Properties LP, a Delaware limited partnership (the “Partnership”), and Urban Edge Properties, a Maryland real estate investment trust (the “General Partner”).

Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Limited Partnership Agreement of the Partnership, dated as of January 14, 2015, by and among the General Partner and the limited partners of the Partnership (as so amended, if so amended, the “Partnership Agreement”).

WHEREAS, the entities identified as Contributors on Exhibit A are the owners of the properties corresponding to such Contributor on Exhibit A (each, a “Property” and collectively, the “Properties”);

WHEREAS, in accordance with the terms and conditions of that certain Contribution Agreement, dated as of April ___, 2017, by and among the Contributors, certain other parties thereto, and the Partnership (the “Contribution Agreement”), the Contributors will contribute the Properties (the “Contribution”) to the Partnership in exchange for the issuance of units of limited partnership interest in the Partnership (“Partnership Units”) to the Contributors or directly to the Holders, a cash payment to the Contributors or directly to the Holders and the assumption of certain liabilities; and

WHEREAS, pursuant to Sections 12.3 and 14.1(B)(ii) of the Partnership Agreement, the General Partner has the power, without the Consent of the Limited Partners, to cause the Partnership to issue such Partnership Units to the Holders and to amend the Partnership Agreement to reflect such issuance.

NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1. Contribution.

On the date of this Agreement, an aggregate of [_____] additional Partnership Units (the “Contribution Units”) are hereby issued to Holders in exchange for the Contribution in the respective amounts set forth on Exhibit B hereto. The Contribution Units being issued to Holders shall carry with them the rights, preferences, and obligations of other Partnership Units, subject to Sections 4, 5 and 6 below.

Section 2.    Admission of Limited Partners.

(a)    In consideration of the Contribution by the Contributors of the Properties to the Partnership and pursuant to Section 12.2 of the Partnership Agreement, the Holders are hereby admitted as Limited Partners of the Partnership and hereby agree to be bound by all of the terms and conditions of the Partnership Agreement including, without limitation, the Power of Attorney granted in Section 2.4 thereof, and hereby make all of the representations and warranties set forth in Section 3.3 of the Partnership Agreement as of the date hereof.

(b)    The admission of the Holders as Limited Partners of the Partnership shall become effective as of the date of this Agreement, which shall also be the date upon which the names of the Holders are recorded on the books and records of the Partnership.

Section 3.    Amendment to Partnership Agreement.

The General Partner, as general partner of the Partnership, is concurrently herewith amending and restating Exhibit A to the Partnership Agreement in the form attached hereto as Exhibit B, dated as of the date of this Agreement. The amendment and restatement of Exhibit A of the Partnership Agreement constitutes the General Partner’s certification that the Holders have been admitted as Limited Partners in the Partnership and that the Contribution Units have been issued in accordance with the terms and conditions of the Partnership Agreement.

Section 4.    Transfer of Partnership Units.

(a)    Notwithstanding the prohibition on transfers contained in Section 11.3(A) of the Partnership Agreement, but in all respects subject to Sections 11.3(D), 11.3(E), 11.3(F), 11.4, 11.6(E), and 11.6(F) of the Partnership Agreement and applicable securities laws, the Holders shall hereby be permitted to transfer the Contribution Units (i) to the spouse, widow or widower, children, adopted children, step children or issue (regardless of degree) of any Holder, (ii) to a trust for any Holder or the spouse, widow or widower, children, adopted children, step children, or issue (regardless of degree) of any Holder and to the beneficiaries of those trusts, (iii) to a revocable inter vivos trust of which any Holder is a trustee, or (iv) to a partnership, limited liability company or corporation of which the only partners, members or shareholders, as applicable, are parties described in clauses (i)-(iii); provided, however, that as a condition to any such transfer, each transferee shall agree to assume any and all of the applicable Holder’s indemnity and other obligations with respect to the Contribution Units so transferred under the Contribution Agreement that survive the Closing (as such term is defined in the Contribution Agreement); provided further, that no transfer shall be permitted to the extent such transfer would cause the Contribution Units to be held by more than twenty-five (25) Persons treated as partners of the Partnership for purposes of the 100-partner private placement safe harbor set forth in Treasury Regulations Section 1.7704-1(h); and provided further, that such transferee makes all of the representations, warranties and covenants set forth in Section 3.3 of the Partnership Agreement.

(b)    Neither the Holders nor any of their successors, assigns or transferees shall be permitted to transfer Contribution Units to Affiliates in accordance with Section 11.3(B) of the Partnership Agreement.
Section 5. Modification to Conversion Factor.

Until such time as the Partnership Agreement is amended to provide a substantially similar modification, with respect to the Contribution Units, the “Conversion Factor” (as defined in Section 1.1 of the Partnership Agreement) shall be modified as follows, and the General Partner shall have the right to apply the modified Conversion Factor to other holders of Partnership Units:

In the event that the General Partner Entity shall, by dividend or otherwise, distribute to all holders of its Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in the definition of “Conversion Factor” (excluding the application of this modification)), which evidences of indebtedness or assets relate to assets not received by the General Partner Entity or its Subsidiaries pursuant to a pro rata distribution by the Partnership, then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the close of business on the date fixed for determination of stockholders entitled to receive such distribution by a fraction the numerator of which shall be such Value of a Share on the date fixed for such determination and the denominator of which shall be the Value of a Share on the date fixed for such determination less the then fair market value (as determined by the General Partner Entity, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one Share.

Section 6.    Holders’ Representations, Warranties and Covenants. In addition to the Holders’ Agreement to be bound by all of the terms and conditions of the Partnership Agreement, each Holder severally (and not jointly) makes the following representations, warranties, covenants and agreements.

(c)    On a Property by Property basis, each Holder of a particular Property hereby assumes any and all of the indemnity and other obligations of the Contributor of that Property under the Contribution Agreement that survive Closing (as defined in the Contribution Agreement); provided, however, that any recovery against a Holder shall be limited to the product of (x) that Holder’s respective percentage interest in that Property as set forth in Exhibit A-6 to the Contribution Agreement, multiplied by (y) the Partnership’s actual damages in respect of that Property, but in all events, on account of any and all Losses (as defined in the Contribution Agreement) arising from that Property, not in excess of the value of the Contribution Units received by such Holder from the Contribution of that Property.
(d)    Each Holder hereby confirms that it has reviewed the terms of the Partnership Agreement and affirms and agrees that it is bound by each of the terms and conditions of the Partnership Agreement, including, without limitation, the provisions thereof relating to limitations and restrictions on the transfer of Partnership Units, as modified hereby.

(e)    Subject to Section 4 above, each Holder hereby confirms that it is acquiring the Partnership Units for its own account as principal, for investment and not with a view to resale or distribution, and that the Partnership Units may not be transferred or otherwise disposed of by such Holder otherwise than in a transaction pursuant to a registration statement filed by the Partnership (which it has no obligation to file) or that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state and foreign securities laws, and the General Partner may refuse to transfer any Partnership Units as to which evidence of such registration or exemption from registration satisfactory to the General Partner is not provided to it, which evidence may include the requirement of a legal opinion regarding the exemption from such registration. If the General Partner delivers to any Holder Common Shares of the General Partner (“Common Shares”) upon redemption of any Partnership Units, the Common Shares will be acquired for the Holder’s own account as principal, for investment and not with a view to resale or distribution, and the Common Shares may not be transferred or otherwise disposed of by such Holder otherwise than in a transaction pursuant to a registration statement filed by the General Partner with respect to such Common Shares (which it has no obligation under the Partnership Agreement to file) or that is exempt from the registration requirements of the Securities Act and all applicable state and foreign securities laws, and the General Partner may refuse to transfer any Common Shares as to which evidence of such registration or exemption from such registration satisfactory to the General Partner is not provided to it, which evidence may include the requirement of a legal opinion regarding the exemption from such registration.
(f)    Subject to Section 14.1(C) of the Partnership Agreement with respect to future amendments of the Partnership Agreement, each Holder hereby affirms that it has appointed the General Partner, any Liquidator and any authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with Section 2.4 of the Partnership Agreement, which section is hereby incorporated by reference. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the death, incompetency, dissolution, disability, incapacity, bankruptcy or termination of each Holder and shall extend to the Holder’s heirs, executors, administrators, legal representatives, successors and assigns.
(g)    Each Holder agrees that, except as set forth in this Agreement, during the period beginning on the date hereof and continuing to and including the first anniversary of the date hereof, it will not, directly or indirectly (including without limitation, through the entering into of a cash-settled derivative instrument), offer for sale, sell, contract to sell or otherwise dispose of any Partnership Units without first obtaining the prior written consent of the General Partner, which consent shall rest in the General Partner's sole and absolute discretion. The General Partner hereby agrees that each Holder may pledge its interest in the Partnership Units as collateral for a loan; provided that any transfer of any Partnership Units so pledged, whether by exercise of the lender's remedies under the relevant loan documents, by transfer in lieu thereof or otherwise, will be subject in all respects to the restrictions on transfer set forth in the Partnership Agreement; except that in the event of the foreclosure or assignment in lieu of foreclosure of the Partnership Units which are the subject of the pledge, the Partnership will, subject to Sections 11.3(D), 11.3(E), 11.3(F), 11.4, 11.5, 11.6(E) and 11.6(F) of the Partnership Agreement, recognize the assignee of such Partnership Units as the legal and beneficial owner thereof. Each Holder understands and agrees that the certificate representing the Partnership Units contains a legend noting the above restriction on transfer and the Partnership will provide its registrar/transfer agent appropriate stop transfer instructions with respect to the Partnership Units.
(h)    Each Holder hereby irrevocably consents in advance to any amendment to the Partnership Agreement, as may be recommended by the General Partner, intended to avoid the Partnership being treated as a publicly-traded partnership within the meaning of Section 7704 of the Internal Revenue Code, including, without limitation, any amendment to the Partnership Agreement intended to make the redemption and transfer provisions, with respect to certain redemptions and transfers, more similar to the provisions described in Treasury Regulations Section 1.7704-1(f).
(i)    Each Holder hereby appoints the General Partner, any Liquidator and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to execute and deliver any amendment referred to in the foregoing Section 6(f) on the Holder’s behalf. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the death, incompetency, dissolution, disability, incapacity, bankruptcy or termination of any Holder and shall extend to the Holders’ heirs, executors, administrators, legal representatives, successors and assigns.
(j)    Each Holder agrees that it will not transfer any interest in the Partnership Units (x) through (i) a national, non-U.S., regional, local or other securities exchange, (ii) an electronic or online secondary market platform for the trading of restricted securities or (iii) an over-the-counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (y) to or through (a) a person, such as a broker or dealer, that makes a market in, or regularly quotes prices for, interests in the Partnership or (b) a person that regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to any interests in the Partnership and stands ready to effect transactions at the quoted prices for itself or on behalf of others.
(k)    Each Holder agrees that it will transfer, whether by assignment or otherwise, Partnership Units only to the General Partner or to transferees that provide the Partnership and the General Partner with the representations and covenants set forth in this Section 6.
Section 7.    Miscellaneous.

(a)    Governing Law. This Agreement shall be construed under and governed by the laws of the State of Delaware without regard to its conflict of laws provisions.

(b)    Execution in Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

(c)    Amendments. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto (including without limitation, each of the Holders), or in the case of a waiver, the party (including without limitation, each of the Holders) waiving compliance.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above by their duly authorized representatives.

URBAN EDGE PROPERTIES,
a Maryland real estate investment trust

By:    _____________________________
Name:    _____________________________
Title:    _____________________________

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above by their duly authorized representatives.

URBAN EDGE PROPERTIES LP,
a Delaware limited partnership

By:    _____________________________
Name:    _____________________________
Title:    _____________________________

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above by their duly authorized representatives.

ACKERMAN MILLBURN GP CORP.

By:    _____________________________
Name:    _____________________________
Title:    _____________________________

[HOLDERS’ SIGNATURE BLOCKS TO BE ADDED.]

By:    _____________________________
Name:    _____________________________
Title:    _____________________________

Exhibit A

Contributors

Property	Property Address	Contributor
Yonkers Gateway Center	2500 Central Park Avenue, Yonkers, New York
Acklinis Yonkers Realty, L.L.C., a New York limited liability company, as to the Ground Lease Property

Acklinis Realty Holding, LLC, a New York limited liability company, as to the fee interest in the Property described as “Yonkers Gateway Center – Parcel B” in Exhibit A-2

Acklinis Original Building, L.L.C., a New York limited liability company, as to the Third Floor Lease

The Plaza at Woodbridge	675 US Highway 1 South, Woodbridge, New Jersey	A & R Woodbridge Shopping Center, L.L.C., a Delaware limited liability company
The Plaza at Cherry Hill	2100 Route 38, Cherry Hill, New Jersey	Ackrik Associates, L.P., a New York limited partnership
Millburn Gateway Center	187 Millburn Avenue, Millburn, New Jersey	A & R Millburn Associates, L.P., a New Jersey limited partnership
Manchester Plaza	14244-14266 Manchester Road, Baldwin/Manchester, Missouri	A & R Manchester, LLC, a Missouri limited liability company
One Lincoln Plaza	One Lincoln Plaza, Westfield, New Jersey	A & R Westfield Lincoln Plaza, LLC, a New Jersey limited liability company
A&R Building	21 E. Broad Street, Westfield, New Jersey	A & R Westfield Broad Street, LLC, a New Jersey limited liability company

Holders

[CONTRIBUTORS TO IDENTIFY HOLDERS]

Exhibit B

I

EXHIBIT A

URBAN EDGE PROPERTIES LP
PARTNERS AND PARTNERSHIP INTERESTS
(as of [●], 2017)

Partner	Common Partnership Units	Agreed Capital Account	Percentage Interest
Urban Edge Properties	[●]	[●]	[●]
Vornado Realty L.P.	[●]	[●]	[●]
G&C Yonkers Realty, LLC	[●]	[●]	[●]
Irwin Ackerman	[●]	[●]	[●]
Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o/ Ari J. Ackerman	[●]	[●]	[●]
Trust under Article FIFTH of the Simona R. Ackerman Revocable Trust f/b/o/ Gila Ackerman Steinbock	[●]	[●]	[●]
Trust under Article THIRD of the Simona R. Ackerman Family Trust f/b/o Ari J. Ackerman	[●]	[●]	[●]
Trust under Article THIRD of the Simona R. Ackerman Family Trust f/b/o Gila Ackerman Steinbock	[●]	[●]	[●]
Ira Riklis	[●]	[●]	[●]
Marcia Riklis	[●]	[●]	[●]
TOTAL	[●]	[●]	[●]

I

EXHIBIT I
EXISTING LOANS AND LENDERS

Borrower	Lender	Original Principal Amount of Loan	Current Balance (as of 4/2/17)	Secured Property
Acklinis Yonkers Realty, L.L.C.	CCRE	$37,000,000	$33,279,073.73	Yonkers Gateway Center
A & R Woodbridge Shopping Center, L.L.C.	TD Bank	$36,000,000	$29,704,180.61	The Plaza at Woodbridge
	TD Bank (“B” Note)	$8,600,000	$7,948,894.76	The Plaza at Woodbridge
	TD Bank (“C” Note)	$6,400,000	$6,400,000.00	The Plaza at Woodbridge
Ackrik Associates, L.P.	TD Bank	$18,000,000	$14,886,273.40	The Plaza at Cherry Hill
	Acklinis Associates, L.P.	$2,975,000	$2,975,000	Unsecured
A & R Millburn Associates, L.P.	TD Bank	$19,000,000	$16,482,900.81	Millburn Gateway Center
A & R Manchester, LLC	A & R Woodbridge Shopping Center, L.L.C.	$15,000,000	$15,000,000	Unsecured
	A & R Woodbridge Shopping Center, L.L.C.	1,780,000	1,780,000	Unsecured
	A & R Woodbridge Shopping Center, L.L.C.	616,291.59	616,291.59	Unsecured
A & R Westfield Lincoln Plaza, LLC	TD Bank	$3,000,000	$2,299,736.80	One Lincoln Plaza
N/A	N/A	N/A	N/A	A&R Building

I

EXHIBIT J
[ENTITY]
CERTIFICATE REGARDING FOREIGN
INVESTMENT IN REAL PROPERTY TAX ACT
Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of an interest in U.S. real property must withhold tax if the transferor is a foreign person. For purposes of this Affidavit, “Transferor” is __________________, because for U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and the disregarded entity). To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by___________________, a ________________, the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

2.	Transferor is not a disregarded entity as defined in § 1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3.	Transferor’s U.S. employer identification number is ___________; and

4.	Transferor’s office address is_________
Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.
Dated:     , 2017
,
a
By:
Name:
Its:

J

STATE OF     :
: SS.
COUNTY OF     :
On [date], before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared [name of officer] who acknowledged himself/herself to be the [title of officer] of _________________, a ________________, and that he/she executed the foregoing instrument for the purposes therein contained.
WITNESS my hand and seal the day and year aforesaid.

Notary Public
My Commission Expires:

J

[INDIVIDUAL]
CERTIFICATE REGARDING FOREIGN
INVESTMENT IN REAL PROPERTY TAX ACT
Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of an interest in U.S. real property must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, I, [name of transferor], hereby certify the following:

1.	I am not a nonresident alien for purposes of U.S. income taxation;

2.	My U.S. taxpayer identifying number (social security number) is ___________________; and

3.	My home address is: ______________________________________________________.
I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained I have made herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Dated:     , 2017

By:

J

STATE OF     :
: SS.
COUNTY OF     :
On [date], before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared [name], and that he/she executed the foregoing instrument for the purposes therein contained.
WITNESS my hand and seal the day and year aforesaid.

Notary Public
My Commission Expires:

J

EXHIBIT K
FORM OF ACCREDITED INVESTOR QUESTIONNAIRE
The undersigned hereby represents and warrants that he, she or it is an “Accredited Investor,” as such term is defined in Rule 501 under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), based upon the fact that he, she or it meets at least one of the following requirements (check all that apply):
1.    __________ he or she is a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000; provided that, for purposes of calculating net worth under this paragraph 1: (i) the person's primary residence shall not be included as an asset, (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;
2.    __________ he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;
3.    __________ it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
4.    __________ it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

K

5.    __________ he, she or it is a director, executive officer or general partner of Urban Edge Properties LP, a Delaware limited partnership (“Operating Partnership”), or a trustee or executive officer of Urban Edge Properties, a Maryland real estate investment trust;
6.    ____X______ it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, or similar business trust, or partnership, not formed for the specific purpose of acquiring the limited partnership interests of Operating Partnership (the "OP Units"), with total assets in excess of $5,000,000;
7.    __________ it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the OP Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or
8.    ____X______ it is an entity in which all of the equity owners are accredited investors as defined in 1 through 7 above.

The undersigned represents that:
(a)    the information contained above is complete and accurate and may be relied upon; and
(b)    the undersigned will immediately notify Operating Partnership or ______________________________________________, of any adverse change in any of such information occurring prior to the consummation of the proposed transaction.

Dated: _______________ ___, 201___

Signature _____________________

Name (Please Print)

Please sign your name above exactly in the same manner as the name(s) in which ownership of your OP Units will be registered. When such limited partnership interests are held by two or more joint holders, all such holders must sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If signing as a corporation, please sign in full corporate name by the president or other authorized officer. If signing as a partnership or limited liability company, please sign in partnership or limited liability company name by an authorized person.

K

EXHIBIT L

(see attachment)

L

EXHIBIT M

FORM OF GROUND LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this “Agreement”) is made as of ___________ ___, 2017 between Acklinis Yonkers Realty, L.L.C., a New York limited liability company, having an address at ______________ (“Assignor”), and _____________, having an address at ______________ (“Assignee”).

RECITALS:

A.Assignor is lessee under the lease dated May 9, 1958 and related agreements listed in Exhibit A hereto (collectively the “Lease”). The Lease relates to certain real property and improvements located in the City of Yonkers, Westchester County, New York, as more particularly described in the Lease (the “Premises”).

B.Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to the Lease, and Assignee has agreed to accept said assignment and to assume all of Assignor’s obligations under the Lease from and after the Effective Date, as hereinafter defined.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest as lessee in and to the Lease, effective as of the date hereof (the “Effective Date”).

2.
Assignee hereby accepts the foregoing assignment and assumes and agrees to pay, perform, and discharge, as and when due, all of the agreements, duties, obligations and liabilities of Assignor arising under the Lease from and after the Effective Date.

3.	Rent and all other monetary obligations under the terms of the Lease shall be apportioned between Assignor and Assignee on a per diem basis as of the Effective Date.

4.
Assignee hereby agrees to indemnify defend and hold Assignor harmless from and against any claim, cost, charge or liability, including, without limitation, court costs and reasonable attorney’s fees, asserted, brought against or incurred by Assignor arising from or related to any actual or alleged failure or refusal of Assignee or Assignor to have fully and timely performed any duties or obligations to have been performed by lessee under the Lease as of and after the Effective Date.

M

5.
Assignor, in compliance with Section 13 of the New York Lien Law, covenants that Assignor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

6.	The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7.	This Agreement, or a memorandum hereof, may, at the request of either party, be executed and recorded at the requesting party’s cost.

8.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and to be performed entirely within such State.

9.
Each of Assignor and Assignee agree to execute, acknowledge (where appropriate) and deliver such other or further instruments of transfer or assignment as the other party may reasonably require to confirm the foregoing assignment and assumption, or may be otherwise reasonably requested by Assignee or Assignor to carry out the intent and purposes hereof.

10.
This Agreement may be executed in any number of counterparts, which together shall constitute one single agreement of the parties hereto. In order to expedite the transaction contemplated herein, telecopied or e-mailed signatures may be used in place of original signatures on this Agreement. The parties hereto intend to be bound by the signatures on the telecopied or e-mailed document, are aware that the other party will rely on the telecopied or e‑mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

11.	The parties agree that the lessor under the Lease shall be entitled to rely upon this Agreement as confirmation of the identity of the holder of lessee’s interest in the Lease.

[Signatures follow on the next page.]

M

EXECUTED under seal in one or more counterparts (all of which constitute but one and the same instrument) as of the date first above written.
ASSIGNOR:

_________________________,
a _________________________

By:
Name:
Title:

STATE OF ____________________        )
)
COUNTY OF ____________________    )
On ________________ ____, 201___, before me, a Notary Public in and for said State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.

___________________________________
Notary Public
Registration Number: _________________
My Commission Expires: ______________
[SEAL]

ASSIGNEE:

_________________________,
a _________________________

By:
Name:
Title:

STATE OF ____________________        )
)
COUNTY OF ____________________    )
On ________________ ____, 201___, before me, a Notary Public in and for said State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.

___________________________________
Notary Public
Registration Number: _________________
My Commission Expires: ______________
[SEAL]

M

Exhibit A

EXHIBIT N-1

FORM OF TENANT ESTOPPEL CERTIFICATE

[NAME AND ADDRESS OF TENANT]
_________, 2017
[PURCHASER ADDRESS]

[MORTGAGE LENDER ADDRESS]

Re:	Lease dated _______ for premises consisting of approximately ____ square feet located at ________________ (the “Property”)
Ladies and Gentlemen:
Reference is made to that certain lease, dated as of ___________, between ________________, as landlord (“Landlord”), and the undersigned [, as amended by amendment dated as of [______________,] (the lease [, as so amended,] is herein referred to as the “Lease”). A copy of the Lease (including all amendments) is attached hereto as Schedule 1. At the request of Landlord made in connection with the proposed sale by Landlord to ___________ (“Purchaser”) of the Property, the undersigned hereby certifies to Purchaser and ____________ (“Lender”), and their respective successors and assigns, as follows as of the date hereof:

1.    The undersigned is the tenant under the Lease covering the demised premises referenced above and as more particularly set forth in the Lease.
2.    The Lease is in full force and effect and except as set forth above has not been amended, modified, supplemented or superseded except as indicated in Schedule 1.
3.    To Tenant’s knowledge, there are no defenses, offsets or counterclaims against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. The undersigned has no renewal, extension or expansion option, and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease.
4.    Landlord has performed all of its obligations, if any, under the Lease as of the date hereof, including, if required under the Lease, the making of all repairs required

N-1

to be made by Landlord on or prior to the date hereof. Without in any way limiting the generality of the foregoing, Landlord has completed all tenant improvement or other work in the leased premises which Landlord is required to perform as a condition to the Lease or Tenant’s occupancy of the leased premises and has paid Tenant all allowances or other credits required to be paid by Landlord in connection with the tenant improvement work or otherwise as a condition to the Lease or Tenant’s occupancy of the leased premises.
5.    There is no default now existing of Tenant or, to Tenant’s knowledge, of Landlord under the Lease, nor any event which with notice or the passage of time or both would constitute a default of Tenant or to Tenant’s knowledge under the Lease.
6.    The monthly installment of fixed or minimum rent due under the Lease is $_______. The monthly fixed or minimum rent due under the Lease has been paid through ____________, and to the extent billed by Landlord all additional rent due and payable under the Lease has been paid through __________ ____, 20___.
7.    The term of the Lease commenced on __________ ___, ______, and expires on _____________ ____, _____, subject to any right to extend the term as provided therein. Tenant has ___ option(s) to extend the Lease for [a] period(s) of ______ year(s) [each].
8.    Tenant has deposited the sum of $________ with Landlord as security for the performance of its obligations as tenant under the Lease.
9.    Tenant has not assigned the Lease nor sublet all or any part of the demised property except as follows: _____________.
10.    Tenant has no option or right to purchase the property of which the premises are a part, or any part thereof.
11.    Neither Tenant nor any guarantor of the Lease is presently the subject of any proceeding pursuant to the United States Bankruptcy Code of 1978, as amended.

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12.    Tenant acknowledges and agrees that Purchaser, Lender and their respective successors and assigns shall be entitled to rely on Tenant’s certifications set forth herein
Very truly yours,
[Tenant]

By:
Name:
Title:

N-1

Schedule 1
Copy of Lease
[To be attached by Tenant]

EXHIBIT N-2

FORM OF CONTRIBUTOR ESTOPPEL CERTIFICATE

CONTRIBUTOR ESTOPPEL CERTIFICATE
_________, 2017
THIS IS TO CERTIFY TO _______________ (“Purchaser”), ____________ (“Lender”), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS THAT AS OF THE DATE HEREOF:

1.    _____________ is the lessee (“Tenant”) under that certain Lease (as amended, the (“Lease”) dated as of ______________ by and between ________________, as landlord (“Landlord”) and Tenant, covering those certain premises consisting of approximately ____ square feet and the building located at _______________ (the “Property”). A copy of the Lease (including all amendments) is attached hereto as Schedule 1.
1.    The Lease covers the premises referenced above and more particularly set forth in the Lease.
2.    The Lease is in full force and effect and except as set forth above has not been amended, modified, supplemented or superseded except as indicated in Schedule 1.
3.    To Landlord’s knowledge, there are no defenses, offsets or counterclaims against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) except as may have been disclosed by Contributor in writing under the Contribution Agreement, and Tenant is not contesting any such obligations, rentals or charges. Tenant has no renewal, extension or expansion option, and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease.
4.    Landlord has performed all of its obligations, if any, under the Lease as of the date hereof, including, if required under the Lease, the making of all repairs required to be made by Landlord on or prior to the date hereof. Without in any way limiting the generality of the foregoing, Landlord has completed all tenant improvement or other work in the leased premises which Landlord is required to perform as a condition to the Lease or Tenant’s occupancy of the leased premises and has paid Tenant all allowances or other credits required to be paid by Landlord in connection with the tenant improvement work or otherwise as a condition to the Lease or Tenant’s occupancy of the leased premises.

N-2

5.    There is no default now existing of Landlord or, to Landlord’s knowledge, of Tenant under the Lease, nor any event which with notice or the passage of time or both would constitute a default of Landlord or, to Landlord’s knowledge, of Tenant under the Lease.
6.    The monthly installment of fixed or minimum rent due under the Lease is $_____________. The monthly fixed or minimum rent due under the Lease has been paid through ____________, and to the extent billed by Landlord all additional rent due and payable under the Lease has been paid through __________ ____, 20___.
7.    The term of the Lease commenced on __________ ___, ______, and expires on _____________ ____, _____, subject to the Tenant’s right to extend the term as provided therein. Tenant has ___ option(s) to extend the Lease for [a] period(s) of ______ year(s) [each].
8.    Tenant has deposited the sum of $________ with Landlord as security for the performance of its obligations as tenant under the Lease.
9.    To Landlord’s knowledge, Tenant has not assigned the Lease nor sublet all or any part of the demised property except as follows: _____________.
12.    Tenant has no option or right to purchase the property of which the premises are a part, or any part thereof.
13.    To Landlord’s knowledge, neither Tenant nor any guarantor of the Lease is presently the subject of any proceeding pursuant to the United States Bankruptcy Code of 1978, as amended.

N-2

14.    Landlord acknowledges and agrees that Purchaser, Lender and their respective successors and assigns shall be entitled to rely on Landlord’s certifications set forth herein
Very truly yours,
[Landlord]

By:
Name:
Title:

N-2

Schedule 1
Copy of Lease
[To be attached by Landlord]

EXHIBIT N-3

FORM OF THIRD FLOOR LEASE ESTOPPEL CERTIFICATE

ESTOPPEL CERTIFICATE
_________, 2017
THIS IS TO CERTIFY TO _______________ (“Purchaser”), ____________ (“Lender”), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS THAT:

1.    _____________ is the lessee (“Tenant”) under that certain sublease (as amended, the (“Lease”) dated as of ______________ by and between ____________, as landlord (“Landlord”) and Tenant, covering those certain premises consisting of approximately _____ square feet and the building located at _______________ (the “Property”). A copy of the Lease (including all amendments) is attached hereto as Schedule 1.
1.    The Lease covers the premises referenced above more particularly set forth in the Lease.
2.    The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1.
3.    To [Landlord’s/Tenant’s] knowledge, there are no defenses, offsets or counterclaims against Landlord under the Lease or against the obligations of Landlord under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. Tenant has no renewal, extension or expansion option, and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder.
4.    Landlord has performed all of its obligations, if any, under the Lease as of the date hereof, including, if required under the Lease, the making of all repairs required to be made by Landlord on or prior to the date hereof. Without in any way limiting the generality of the foregoing, Landlord has completed all tenant improvement or other work in the leased premises which Landlord is required to perform as a condition to the Lease or Tenant’s occupancy of the leased premises and has paid Tenant all allowances or other credits required to be paid by Landlord in connection with the tenant improvement work or otherwise as a condition to the Lease or Tenant’s occupancy of the leased premises.
5.    There is no default now existing of the Landlord or, to Landlord’s knowledge, of Tenant under the Lease, nor, to Landlord’s knowledge, of any event which

N-3

with notice or the passage of time or both would constitute a default of the Landlord or of Tenant under the Lease.
6.    Landlord has not transferred, assigned, hypothecated or pledged any of Landlord’s interest in the Lease other than to the holder of any first mortgage on the captioned property.
7.    Monthly installments of fixed or minimum rent due under the Lease is $___________. The fixed and additional monthly rent due under the Lease has been paid through ____________, and all additional rent due and payable under the Lease has been paid through __________ ____, 20___.
8.    The term of the Lease commenced on __________ ___, ______, and expires on _____________ ____, _____, subject to the Tenant’s right to extend the term as provided therein. Tenant has ___ option(s) to extend the Lease for [a] period(s) of ______ year(s) [each].
9.    Tenant has deposited the sum of $________ with Landlord as security for the performance of its obligations as tenant under the Lease.
10.    Tenant has not assigned the Lease nor sublet all or any part of the demised property except as follows: _____________.
11.    Tenant has no option or right to purchase the property of which the premises are a part, or any part thereof.
12.    To [Landlord’s/Tenant’s] knowledge, neither Tenant nor any guarantor of the Lease is presently the subject of any proceeding pursuant to the United States Bankruptcy Code of 1978, as amended.

N-3

15.    [Landlord/Tenant] acknowledges and agrees that Purchaser, Lender and their respective successors and assigns shall be entitled to rely on [Landlord’s/Tenant’s] certifications set forth herein
Very truly yours,
[Landlord/Tenant]

By:
Name:
Title:

N-3

Schedule 1
Copy of Lease
[To be attached by Landlord/Tenant]

EXHIBIT O

FORM OF THIRD FLOOR LEASE ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF SUBLEASE

THIS ASSIGNMENT AND ASSUMPTION OF SUBLEASE (this “Agreement”) is made as of ___________ ___, 2017 between Acklinis Original Building, L.L.C., a New York limited liability company, having an address at ______________ (“Assignor”), and _____________, having an address at ______________ (“Assignee”).

RECITALS:

A.There is a certain May 9, 1958 lease (as amended, “Ground Lease”) by and between Vioe Realty Corp. (“Vioe”), as landlord, and S. Klein Department Store (“S. Klein”), as tenant. UE Yonkers LLC (“Ground Landlord”) is the successor-in-interest to Vioe and is now the landlord under the Ground Lease. Acklinis Yonkers Realty, L.L.C. (“Ground Tenant”) is the successor-in-interest to S. Klein and is now the tenant under the Ground Lease. Simultaneously with the execution and delivery of this Agreement, Ground Tenant is assigning its interest in the Ground Lease to [INSERT URBAN EDGE ASSIGNEE].

B.There is a certain November 23, 1976 sublease (as amended, “Building Sublease”), under the Ground Lease, originally by and between S. Klein, as sublandlord, and Alexander's Department Stores of Yonkers, Inc. (“Alexander's”), as subtenant. Ground Tenant, as the successor-in-interest to S. Klein, is now the sublandlord under the Building Sublease. Burlington Coat Factory Realty of Yonkers, Inc. (“Burlington Realty”) is the successor-in-interest to Alexander's and is now the subtenant under the Building Sublease.

C.There is a certain July 22, 1999 sub-sublease (as amended, “Store Sublease”), under the Building Sublease, originally by and between 2500 CPA Associates (whose successor in interest is Burlington Realty), as sublandlord, and New Horizons of Yonkers, Inc. (“New Horizons”), as subtenant. Burlington Coat Factory of New York, LLC (“Burlington Store”) is the successor in interest to New Horizons and is now the subtenant under the Store Sublease.

D.There is a certain June 1, 2001 sub-sub-sublease (as amended, the “Burlington Sublease”), under the Store Sublease, originally by and between Burlington Coat Factory Warehouse of Yonkers, Inc. (whose successor in interest is Burlington Store), as sublandlord, and Assignor, as subtenant.

E.There is a certain September 24, 2008 sub-sub-sub-sublease (as amended, “Bob’s Sublease”), under the Burlington Sublease, by and between Assignor, as sublandlord, and Bob’s Discount Furniture of NY, LLC, a Massachusetts limited liability company, as subtenant.

F.Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to the Burlington Sublease and the Bob’s Sublease (collectively, the “Subleases”), and Assignee

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has agreed to accept said assignment and to assume all of Assignor’s obligations under the Subleases from and after the Effective Date, as hereinafter defined.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.	Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Subleases, effective as of the date hereof (the “Effective Date”).

2.
Assignee hereby accepts the foregoing assignment and assumes and agrees to pay, perform, and discharge, as and when due, all of the agreements, duties, obligations and liabilities of Assignor arising under the Subleases from and after the Effective Date.

3.
Rent and all other monetary obligations of Assignor as lessee under the terms of the Burlington Sublease, and any monetary obligations of Assignor as lessor under the terms of the Bob’s Sublease, shall be apportioned between Assignor and Assignee on a per diem basis as of the Effective Date; provided, however, that Assignor shall be responsible for payment of any sums required under the Bob’s Sublease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including, without limitation, tenant improvement costs and allowances, lease buyout costs, and moving, design and refurbishment allowances (the “Bob’s Tenant Inducement Costs”) through the [date of Contribution Agreement].

4.
Assignee hereby agrees to indemnify defend and hold Assignor harmless from and against any claim, cost, charge or liability, including, without limitation, court costs and reasonable attorney’s fees, asserted, brought against or incurred by Assignor arising from or related to any actual or alleged failure or refusal of Assignee or Assignor to have fully and timely performed any duties or obligations to have been performed by lessee under the Lease as of and after the Effective Date other than the Bob’s Tenant Inducement Costs.

5.	The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.	This Agreement, or a memorandum hereof, may, at the request of either party, be executed and recorded at the requesting party’s cost.

7.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and to be performed entirely within such State.

8.	Each of Assignor and Assignee agree to execute, acknowledge (where appropriate) and deliver such other or further instruments of transfer or assignment as the other party may

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reasonably require to confirm the foregoing assignment and assumption, or may be otherwise reasonably requested by Assignee or Assignor to carry out the intent and purposes hereof.

9.
This Agreement may be executed in any number of counterparts, which together shall constitute one single agreement of the parties hereto. In order to expedite the transaction contemplated herein, telecopied or e-mailed signatures may be used in place of original signatures on this Agreement. The parties hereto intend to be bound by the signatures on the telecopied or e-mailed document, are aware that the other party will rely on the telecopied or e‑mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

10.
The parties agree that the lessor under the Burlington Sublease shall be entitled to rely upon this Agreement as confirmation of the identity of the holder of lessee’s interest in the Burlington Sublease.

[Signatures follow on the next page.]

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EXECUTED under seal in one or more counterparts (all of which constitute but one and the same instrument) as of the date first above written.
ASSIGNOR:

_________________________,
a _________________________

By:
Name:
Title:

STATE OF ____________________        )
)
COUNTY OF ____________________    )
On ________________ ____, 201___, before me, a Notary Public in and for said State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.

___________________________________
Notary Public
Registration Number: _________________
My Commission Expires: ______________
[SEAL]

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ASSIGNEE:

_________________________,
a _________________________

By:
Name:
Title:

STATE OF ____________________        )
)
COUNTY OF ____________________    )
On ________________ ____, 201___, before me, a Notary Public in and for said State, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.

___________________________________
Notary Public
Registration Number: _________________
My Commission Expires: ______________
[SEAL]

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EXHIBIT P

FORM OF BULK SALES ESCROW AGREEMENT

BULK SALES TAX ESCROW

As of ______________ __, 2017

First American Title Insurance Company
[●]

Re:    Post-Closing Escrow for New Jersey Tax Withholding

Ladies and Gentlemen:

[Urban Edge Properties LP, a Delaware limited partnership] [or, if applicable, Urban Edge’s assignee or designee taking title to the applicable Property, as successor to Urban Edge Properties LP] (the “Partnership”), [__________] (“Seller”) and certain other parties entered into that certain Contribution Agreement, dated as of __________, 2017 (as amended, the “Agreement”), whereby Seller agreed to sell, and the Partnership agreed to purchase, that certain property known as [_______] in the City of [_____], State of New Jersey, more particularly described in the Agreement (the “Property”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

Seller and the Partnership have made the required filings under the NJ Bulk Sales Requirement pursuant to the terms of the Agreement, and the New Jersey Division of Taxation (the “DOT”) has issued a determination that the amount to be escrowed is $___________ (the “Bulk Sales Escrow”). The Bulk Sales Escrow will be retained by First American Title Insurance Company (the “Escrow Agent”) until the DOT issues a Bulk Sales Clearance Letter authorizing the release of the escrowed funds. Escrow Agent is to hold the Bulk Sales Escrow in escrow and deliver it to Seller or the Bulk Sales Unit, as may be the case, in accordance with these instructions.

If you receive a written statement from Seller (the “Seller’s Notice”) that certifies that (i) Seller has paid to the DOT its outstanding liabilities in connection with the application of the NJ Bulk Sales Act to the sale of the Property (the “Seller Obligations”) and (ii) a copy of the Seller’s Notice has been delivered to the Partnership, and the Seller’s Notice is accompanied by a copy of the Bulk Sales Clearance Letter issued by the DOT for the DOT Order, stating that the Partnership is allowed to release the Bulk Sales Escrow to Seller (the “Release”), then on the fifth (5th) business day after your receipt (and the receipt by the Partnership) of the Seller’s Notice, you shall deliver the Bulk Sales Escrow by wire transfer to Seller pursuant to wiring instructions to be provided together with Seller’s Notice), or such other address as Seller may request.

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If, prior to the receipt of Seller’s Notice, you receive a written demand from the State of New Jersey Division of Taxation, Bulk Sales Unit (the “Bulk Sales Unit”), you shall disburse to the Bulk Sales Unit such amounts from the Bulk Sales Escrow as the Bulk Sales Unit requires.

The Partnership hereby agrees and you hereby acknowledge that the Partnership shall have (a) no right, title or interest in or to the Bulk Sales Escrow and (b) no right to demand or receive payment of all or any portion of the Bulk Sales Escrow.

You are not to disclose to any person (other than your attorneys and the parties hereto, their lenders, employees, agents or independent contractors) any information about the Agreement or its existence or this letter of instructions (except if requested by either party or as may be required by a court in any litigation or by law).

You are to maintain the Bulk Sales Escrow in a federally-insured interest-bearing account at _____________. All interest accruing thereon shall not be part of the Bulk Sales Escrow and shall be disbursed to Seller, from time to time, as and when requested, in writing, by Seller. We understand that you assume no responsibility for, nor will we hold you liable for, any loss accruing due to bank failure and/or takeover by a federal regulatory agency, or which arises solely from the fact that the escrow amount exceeds the amount insured by the Federal Deposit Insurance Corporation. Nor shall you be required to institute legal proceedings of any kind pursuant to these instructions, nor be required to defend any legal proceedings which may be instituted against you with respect to the subject matter of these instructions unless you are requested to do so by the Partnership or Seller and arrangements reasonably satisfactory to you have been made to indemnify you against the cost and expense of such defense by the party making such request. If any dispute shall arise with respect to these instructions, whether such dispute arises between the parties hereto or between the parties hereto and other persons, you may interplead such disputants. Escrow Agent shall be responsible only for the performance of such duties as are strictly set forth herein and in no event shall Escrow Agent be liable for any act or failure to act under the provisions of this letter except where such action or inaction is the result of Escrow Agent’s willful misconduct or gross negligence.

Seller and the Partnership each hereby agrees to indemnify you and hold you harmless against any loss, liability or damage (including the cost of litigation and reasonable counsel fees) incurred in connection with the performance of your duties hereunder, except as a result of your willful misconduct or gross negligence.

[Remainder of Page Intentionally Left Blank.]

Please indicate your agreement to comply with the foregoing instructions by executing at least two copies of this letter and returning one to the Partnership’s counsel and one to Seller’s counsel.

Very truly yours,

SELLER:

[TO BE INSERTED]

PARTNERSHIP:

[TO BE INSERTED]

ACKNOWLEDGED AND AGREED:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:_____________________________
Name:
Its:
Date: As of _____________, 2017

EXHIBIT Q

FORMS OF NY, NJ, AND MO AFFIDAVITS OF TITLE

NY FORM OF AFFIDAVIT

[Attached.]

First American Title Insurance Company

GENERAL AFFIDAVIT
(Outside of New York City, Nassau and Suffolk Counties)

}
STATE OF NEW JERSEY			TITLE NO.: 3020-828671ny1
ss:
COUNTY OF ESSEX			Date: ___________ __, 2017

IRWIN B. ACKERMAN, being duly sworn, deposes and says the following:

1.That I am the General Partner of Acklinis Associates, L.P., the sole Member of Acklinis Realty Holding, LLC (“ACKLINIS REALTY”) which is the fee owner of 2458 Central Park Avenue, Yonkers, NY. I am also the [This entity is being converted to a Delaware LLC]., the Managing Member of Acklinis Yonkers Realty, LLC (“ACKLINIS YONKERS”), which holds a leasehold interest in 2458 Central Park Avenue, Yonkers, NY and which also holds a leasehold interest of the property known as 2492 Central Park Avenue, 2492 Central Park Avenue Rear, 2490 Central Park Avenue and 2458 Central Park Avenue, Yonkers, NY (collectively, the “PREMISES”) and make this affidavit in connection with our conveyance of the Fee estate and conveyance of the Leasehold interests to                                                                          .
2.The sole tenants at the PREMISES are the ones shown on the rent roll attached hereto as Exhibit A. All persons in possession are in possession pursuant to written leases as tenants only or as subtenants holding under those tenants. There are no options to purchase or rights of first refusal to purchase either pursuant to written leases or by separate agreements.

3.That the lease agreement(s) referenced in the title report with respect to A & P Real Property was terminated pursuant to a bankruptcy proceeding and it no longer has an interest in the PREMISES.

4.That the bankruptcies, judgments, federal tax liens, State and City Tax Warrants, and other liens, if any, set forth in the above captioned report of title are not against Acklinis Realty or Acklinis Yonkers but against other entities having the same or similar names, and that neither Acklinis Realty nor Acklinis Yonkers has never done business, maintained an office, or registered a motor vehicle at any of the addresses listed in connection therewith.

5.That the person executing the closing instruments have the authority to bind Acklinis Realty and Acklinis Yonkers.

6.Real estate taxes, water charges, sewer rents and other assessments, if any, shown in the tax search as “subject to collection” have been paid or are being paid in connection with the conveyance.

7.That during the time Acklinis Realty and Acklinis Yonkers have either owned and/or leased the PREMISES, there have been no lawsuits, administrative hearings or court proceedings involving the PREMISES in which the boundaries of the PREMISES have been in issue.

8.After the closing, Acklinis Realty and Acklinis Yonkers may be reached care of the following address: 187 Millburn Avenue, Suite 6, Millburn, New Jersey 07041.

9.That I make this affidavit to induce the First American Title Insurance Company to insure title free and clear of the aforesaid, knowing that it will rely on the truth of the statements herein made.

IRWIN B. ACKERMAN, in his capacities as General Partner of Acklinis Associates, L.P., the sole Member of Acklinis Realty Holding, LLC and as President of Acklinis Management Corp., the Managing Member of Acklinis Yonkers Realty, LLC, and not individually

Sworn to before me this      day
of __________________, 2017.

Notary Public

NJ FORM OF AFFIDAVIT

[Attached.]

(New Jersey Form)
ARTICLE XII    AFFIDAVIT OF TITLE

STATE OF NEW JERSEY    )
)    SS.:
COUNTY OF    ESSEX    )

The undersigned, being duly sworn, according to law, says:

1. I am a citizen of the United States and am at least 18 years old. The statements in this affidavit are true to the best of my knowledge, information, and belief.

2. I am the                                        of                                     , a                                         with an address of 187 Millburn Avenue, Suite 6, Millburn, New Jersey 07041 (“Company” or “It”). I am fully familiar with the business of the Company.

3. The Company is the only owner of property designated as Block                    , Lot              on the official tax map of the                       of                    , County of                             , and State of New Jersey, and more commonly known as                                 ,                                    , New Jersey (“Property”) which we now sell to                                                        .

4. The Company is legally authorized to transact business in New Jersey. It is not restrained from doing business nor has any legal action been taken for that purpose. It has never changed its name or used any other name.

5. The Company has owned the Property since                                     . Since then no one has questioned its right to possession or ownership. The Company is the sole record owner of the Property.

6. Except as listed on Schedule 6, the Company has not given anyone else any rights concerning the purchase or lease of the Property. No party or entity has any rights of possession or occupancy to the Premises except for tenants under the leases listed on Schedule 9. There are no options to purchase the Property or rights of first refusal to purchase the Property whether pursuant to written leases or by separate agreements. The Company has never owned any property that is next to the Property.

7. There are no mortgages affecting the Property other than those listed on Schedule 7.

8. The Company has always obtained all necessary permits and certificates of occupancy. All charges for municipal improvements such as sewers, sidewalks, curbs or similar improvements benefiting the Property have been paid in full. The Company is not aware that anyone has filed or intends to file a construction lien or building contract relating to the Property. No one has notified the Company that money is due and owing for construction or repair work on the Property. No construction has been done to the Property for at least the last four months.

9. The Company has not allowed any interests to be created which affects its ownership or use of the Property. The Company does not have any pending lawsuits or judgments against it or other legal obligations that may be enforced against the Property. It does not owe any disability, unemployment, social security, municipal or alcoholic beverage tax payments. No bankruptcy or insolvency proceedings have been started by or against the Company, nor has it ever been declared bankrupt. Except for the mortgagees listed on Schedule 7, no one has any security interest in any personal property or fixtures on the Property.

10. The Company is not and has not been in any other relationship with any tenant other than as its landlord and to Company’s belief there are no matters pending against Company that could give rise to a trust or lien that would attach to the Property under The Perishable Agricultural Commodities Act, 1930 (7 U.S.C. §§499a, et seq.) or the Packers and Stockyards Act (7 U.S.C. §§181 et seq.) or under similar state laws even though one or more tenants may be in the business of: (a) purchasing on credit any of the following: perishable fruits, vegetables or other perishable agricultural commodities, poultry, meat or poultry or meat products on credit,; or (b) distributing, processing, wholesaling, canning, storing or serving perishable fruits, vegetables or other perishable agricultural commodities, poultry, meat or poultry or meat products.

11. All of the foregoing statements are subject to those exceptions to title shown in Pro-Forma Title Policy No.                               issued by First America Title Insurance Company (“Title Company”).

12. I make this affidavit in order to induce Title Company to issue a Fee Policy of Title Insurance. I am aware that Title Company will rely on the statements made in this affidavit and on my truthfulness.

Signed and sworn to before me on

___________________, 2017                                                                         ,
a

By:                                                       , a

By:
Notary    Public                         Irwin Ackerman, its General Partner

MO FORM OF AFFIDAVIT

[Attached.]

STATE OF NEW JERSEY    )
)    SS.
COUNTY OF ESSEX    )

AFFIDAVIT OF                                                    LLC

I, Irwin Ackerman,                                   of                                     , sole member of                                                , being first duly sworn, upon oath deposes and states:

1.    I am the duly authorized and serving,                                   of                                     , sole member of                                                .

2.                                               is a limited liability company (“Company”) duly formed and validly existing under the laws of the State of                                       is authorized to do business in Missouri, and it has all requisite power and authority to own or lease its properties and to carry on its business as now being conducted.

3.    Company is conveying the Premises known as Lot         in Block            of the tax maps of                                      ,                          County, Missouri (“Premises”) to
                                                        (“Sale”).

4.    There are no taxes or assessments, including sanitary sewer assessments, or proceedings or notices therefore, which are not shown as existing liens by the records of any taxing body which levies or assessments, including sanitary sewer assessments, on the Premises or which are not shown by the public record.

5.    Company is not now and has never been the petitioner in any bankruptcy proceeding.

6.    There are no actions, litigation, suit proceedings or claims affecting the Premises other than                                                                             .

7.    All real estate brokerage commissions or fees due or payable as a result of the Sale.

8.    There are no other enforceable contracts of sale with respect to the Premises and no one other than Buyer has a right to purchase the Premises.

9.    No party or entity has any rights of possession or occupancy to the Premises except for tenants under the leases listed on Schedule 9. There are no options to purchase the Property or rights of first refusal to purchase the Property whether pursuant to written leases or by separate agreements.

10.    Company is not and has not been in any other relationship with any tenant other than as its landlord and to Company’s belief there are no matters pending against Company that could give rise to a trust or lien that would attach to the Property under The Perishable Agricultural

Commodities Act, 1930 (7 U.S.C. §§499a, et seq.) or the Packers and Stockyards Act (7 U.S.C. §§181 et seq.) or under similar state laws even though one or more tenants may be in the business of: (a) purchasing on credit any of the following: perishable fruits, vegetables or other perishable agricultural commodities, poultry, meat or poultry or meat products on credit,; or (b) distributing, processing, wholesaling, canning, storing or serving perishable fruits, vegetables or other perishable agricultural commodities, poultry, meat or poultry or meat products.

11.    Company has no knowledge of any title defect or encumbrances affecting the Premises except as disclosed on Pro-Forma Title Insurance Policy No.                         issued by First American Title Insurance Company (“Pro-Forma Policy”).

12.    There are no mechanics’, materialmen’s, construction or similar claims or liens presently claimed or, to our knowledge, without any duty of investigation, which will be claimed against the Premises for work performed or commenced prior to the date hereof. As of the date of this affidavit, construction was taking place at the Premises as set forth on the attached Exhibit A, and in the six months preceding this date, construction at the Premises was undertaken by three tenants and Company, also as set forth on the attached Exhibit A.

13.    In the preceding 45 days, Company did not execute any instrument that would adversely affect its title to the Premises and will not do so after the date of this Affidavit.

14.    The representations herein are qualified by anything disclosed in the Pro-Forma Policy.

Further affiant sayeth naught.

                                                                           , LLC

By:                                                                           ,
its sole member

By:
Irwin Ackerman,

On this ____ day of               , 2017, before me personally appeared Irwin Ackerman,
                                            of                             ,                                   of                               , known to me to be the person described in and who executed the foregoing instrument, and acknowledged that he executed this instrument in his capacity as                                             of                             ,                                   of                                with the full authority to do so.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

__________________________________
Notary Public

SCHEDULE 2.8
LIST OF EXISTING LOAN DOCUMENTS

Yonkers Gateway Center, NY

1.	Loan Agreement dated March 31, 2014 by and between ACKLINIS YONKERS REALTY, LLC, as Borrower, and CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Lender

2.
Amended, Restated and Consolidated Promissory Note for $37,000,000.00 dated March 31, 2014 by and between ACKLINIS YONKERS REALTY, LLC, as Borrower, and CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Lender

3.
Amended, Restated and Consolidated Fee and Leasehold Mortgage and Security Agreement dated March 31, 2014 by and among ACKLINIS YONKERS REALTY, LLC, as Borrower, ACKLINIS REALTY HOLDING, LLC, as Additional Mortgagor and CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Mortgagee

4.	Gap Mortgage Note for $248,718.13 dated March 31, 2014 by ACKLINIS YONKERS REALTY, LLC, as Maker, in favor of CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Payee

5.	Environmental Indemnity Agreement dated March 31, 2014 by ACKLINIS YONKERS REALTY, LLC, as Borrower, in favor of IRWIN ACKERMAN, as Principal

6.	Guaranty of Recourse Obligations dated March 31, 2014 by IRWIN ACKERMAN, as Guarantor, in favor of CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Lender

7.
Deposit Account Agreement dated March 31, 2014 by and among PNC BANK, NATIONAL ASSOCIATION, as Deposit Bank, ACKLINIS YONKERS REALTY, LLC, as Borrower and CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Lender

8.
Clearing Account Agreement dated March 31, 2014 by and among PNC BANK, NATIONAL ASSOCIATION, as Clearing Bank, ACKLINIS YONKERS REALTY, LLC, as Borrower and CANTOR COMMERCIAL REAL ESTATE LENDING, L.P., as Lender

9.	Assignment of Mortgage dated May 8, 2014 by CANTOR COMMERCIAL REAL ESTATE LENDING, L.P. in favor of CCRE LIFECO LOAN SELLER, L.P.

10.	Assignment of Mortgage dated May 8, 2014 by CCRE LIFECO LOAN SELLER, L.P. in favor of CANTOR COMMERCIAL REAL ESTATE LENDING, L.P.

11.
Assignment of Mortgage dated May 8, 2014 by CANTOR COMMERCIAL REAL ESTATE LENDING, L.P. to U.S. BANK NATIONAL ASSOCIATION, as Trustee, for the benefit of the Holders of COMM 2014-CCRE17 MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

The Plaza at Woodbridge, NJ

1.	Mortgage and Security Agreement dated April 16, 2012 by and between A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Mortgagor, and TD BANK, N.A., as Mortgagee

2.	International Swap Dealers Association (ISDA) Master Agreement dated April 16, 2012 by and between TD BANK, N.A., and A & R WOODBRIDGE SHOPPING CENTER, L.L.C.

3.	Amended and Restated Mortgage Loan Note for $9,000,000.00 dated March 28, 2013 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, in favor of TD BANK, N.A., as Lender

4.	Amended and Restated Mortgage Loan Note for $25,946,386.83 dated March 28, 2013 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, in favor of TD BANK, N.A., as Lender

5.	Assignment of Mortgage and Assignment of Leases and Rents dated March 28, 2013 by TD Bank, N.A. in favor of TD Bank, N.A.

6.	Loan “B” Mortgage Loan Note for $4,300,000.00 dated July 31, 2015 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, in favor of TD BANK, N.A., as Lender

7.	Loan “B” Mortgage Loan Note for $4,300,000.00 dated July 31, 2015 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, in favor of LAKELAND BANK, as Lender

8.	Loan “C” Revolving Credit Note for $3,200,000.00 dated July 31, 2015 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, in favor of TD BANK, N.A., as Lender

9.	Loan “C” Revolving Credit Note for $3,200,000.00 dated July 31, 2015 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, in favor of LAKELAND BANK, as Lender

10.	Amended and Restated Loan Agreement dated July 31, 2015 by and between A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, and TD BANK, N.A., as Administrative Agent

11.	Line of Credit Agreement dated July 31, 2015 by and between A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Borrower, and TD BANK, N.A., as Administrative Agent

12.	Amended and Restated Mortgage and Security Agreement dated July 31, 2015 by and between A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Mortgagor, and TD BANK, N.A., as Mortgagee

13.	Amended and Restated Assignment of Leases and Rents dated July 31, 2015 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as assignor, in favor of TD BANK, N.A., as assignee

14.	Amended and Restated ADA and Environmental Indemnity Agreement dated July 31, 2015 by A & R WOODBRIDGE SHOPPING CENTER, L.L.C. and A & R WOODBRIDGE ASSOCIATES II, L.P. in favor of TD BANK, N.A.

15.	Amended and Restated Guaranty of Recourse Carveouts dated July 31, 2015 by IRWIN B. ACKERMAN and A & R WOODBRIDGE ASSOCIATES II, L.P. in favor of TD BANK, N.A.

16.	Negative Pledge Agreement dated July 31, 2015 by A & R MANCHESTER, LLC in favor of TD BANK, N.A.

17.	International Swap Dealers Association (ISDA) Confirmation dated August 03, 2015 by and between TD BANK, N.A., and A & R WOODBRIDGE SHOPPING CENTER, L.L.C.

The Plaza at Cherry Hill, NJ

1.	Mortgage Loan Note for $18,000,000.00 dated February 16, 2012 by ACKRIK ASSOCIATES, L.P., as Borrower, in favor of TD BANK, N.A., as Lender

2.	Mortgage and Security Agreement dated February 16, 2012 by and between ACKRIK ASSOCIATES, L.P., as Mortgagor, and TD BANK, N.A., as Mortgagee

3.	International Swap Dealers Association (ISDA) Master Agreement dated February 16, 2012 by and between TD BANK, N.A., and ACKRIK ASSOCIATES, L.P.

4.	Assignment of Leases and Rents dated February 16, 2012 by ACKRIK ASSOCIATES, L.P., as Assignor, in favor of TD BANK, N.A., as Assignee

5.	Guaranty of Payment dated February 16, 2012 by IRWIN B. ACKERMAN, as Guarantor, in favor of TD BANK, N.A., as Lender

6.	ADA & Environmental Indemnity Agreement dated February 16, 2012 by ACKRIK ASSOCIATES, L.P., as Borrower, and IRWIN B. ACKERMAN, as Indemnitor, in favor of TD BANK, N.A., as Lender or Indemnitee

Millburn Gateway Center, NJ

1.	Mortgage Loan Note for $8,000,000.00 dated March 28, 2013 by A&R MILLBURN ASSOCIATES, L.P., as Borrower, in favor of LAKELAND BANK, as Lender

2.	Mortgage Loan Note for $11,000,000.00 dated March 28, 2013 by A&R MILLBURN ASSOCIATES, L.P., as Borrower, in favor of TD BANK, N.A., as Lender

3.	Mortgage and Security Agreement dated March 28, 2013 by and between A&R MILLBURN ASSOCIATES, L.P., as Mortgagor, and TD BANK, N.A., as Mortgagee

4.	Assignment of Leases and Rents dated March 28, 2013 by A&R MILLBURN ASSOCIATES, L.P., as Assignor, in favor of TD BANK, N.A., as Assignee

5.	Loan Agreement dated March 28, 2013 by and between A&R MILLBURN ASSOCIATES, L.P., as Borrower, and TD BANK, N.A., as Administrative Agent

6.	Guaranty dated March 28, 2013 by IRWIN ACKERMAN, as Guarantor, in favor of TD BANK, N.A., as Administrative Agent

7.	ADA & Environmental Indemnity Agreement dated March 28, 2013 by A&R MILLBURN ASSOCIATES, L.P., as Borrower and IRWIN ACKERMAN, as Obligor, in favor of TD BANK, N.A., as Indemnitee

8.	International Swap Dealers Association (ISDA) Master Agreement dated March 25, 2013 by and between TD BANK, N.A. and A&R MILLBURN ASSOCIATES, L.P.

Manchester Plaza, MO

1.	Loan “B” Mortgage Loan Note for $8,600,000.00 dated July 31, 2015 by A & R MANCHESTER, LLC, as Borrower, in favor of A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Lender

2.	Loan “C” Revolving Credit Note for $6,400,000.00 dated July 31, 2015 by A & R MANCHESTER, LLC, as Borrower, in favor of A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Lender

3.	Line of Credit Agreement dated July 31, 2015 by and between A & R MANCHESTER, LLC, as Borrower, and A & R WOODBRIDGE SHOPPING CENTER, L.L.C., as Lender

One Lincoln Plaza, NJ

1.	Amended and Restated Mortgage Loan Note for $3,000,000.00 dated October 26, 2015 by A & R WESTFIELD LINCOLN PLAZA, LLC, as Borrower, in favor of TD BANK, N.A., as Lender

2.	Amended and Restated Mortgage and Security Agreement dated October 26, 2015 by and between A & R WESTFIELD LINCOLN PLAZA, LLC, as Mortgagor, and TD BANK, N.A., as Mortgagee

3.	Amended and Restated Assignment of Leases and Rents dated October 26, 2015 by A & R WESTFIELD LINCOLN PLAZA, LLC, as Assignor, in favor of TD BANK, N.A., as Assignee

4.	ADA and Environmental Indemnity Agreement dated October 26, 2015 by A & R WESTFIELD LINCOLN PLAZA, LLC, as Borrower, and IRWIN B. ACKERMAN, as Obligor, in favor of TD BANK, N.A., as Indemnitee

5.	Amended and Restated Guaranty dated October 26, 2015 by IRWIN B. ACKERMAN, as Guarantor, in favor of TD BANK, N.A., as Lender

SCHEDULE 2.9
SEQUENCE OF STEPS

1.
The Partnership reimburses each Contributor (except for Woodbridge Contributor) with cash for any cash escrows that are being transferred to the Partnership by such Contributor as part of the transaction.

2.	Lincoln Contributor transfers One Lincoln Plaza to the Partnership, in exchange for the applicable consideration (cash and the assumption of debt).

3.	A & R Building Contributor transfers A&R Building to the Partnership, in exchange for the applicable consideration (cash).

4.
Each Contributor (except for Woodbridge Contributor, Acklinis Yonkers Realty, L.L.C., Acklinis Realty Holding, LLC and Acklinis Original Building, L.L.C.) pays its costs and expenses in connection with the transaction, distributes excess cash (if applicable) to its members (or, if the Contributor is a disregarded entity, to the members of the applicable Taxpayer Contributor, and transfers its remaining assets not being transferred to the Partnership subject to its remaining liabilities to a liquidating trust. In the case of a Contributor that is a disregarded entity for U.S. federal income tax purposes, the liquidating trusts referred to in (i) this step 4, (ii) step 10 below, and (iii) step 4 under the Woodbridge steps below shall be for the benefit of the members of the Taxpayer Contributor that is the owner of the Contributor, as applicable.

5.
Ackrik Associates, L.P. transfers The Plaza at Cherry Hill to the Partnership, in exchange for the applicable consideration (cash, OP Units, and the assumption of debt, including the Acklinis-Ackrik Debt). The cash is transferred to the applicable Selling Partners, and the OP Units are transferred to the applicable Holders. For income tax purposes, this step is deemed to occur in accordance with Section 11.20(d).

6.	Manchester Contributor transfers the Manchester Property to the Partnership, in exchange for the applicable consideration (OP Units and the assumption of the Woodbridge-Manchester Debt).

7.
A & R Millburn Associates, L.P. transfers Millburn Gateway Center to the Partnership, in exchange for the applicable consideration (cash, OP Units, and the assumption of debt). The cash is transferred to the applicable Selling Partners, and the OP Units are transferred to the applicable Holders. For income tax purposes, this step is deemed to occur in accordance with Section 11.20(d).

8.	The Partnership repays the Acklinis-Ackrik Debt by making the Acklinis-Ackrik Debt Cash Payment to Acklinis Associates, L.P.

9.
Acklinis Management Corp. is liquidated, with its assets distributed up to Acklinis Associates, L.P. The liquidation of Acklinis Management Corp. causes Acklinis Yonkers Realty, L.L.C. to become disregarded as separate from Acklinis Associates, L.P. for income tax purposes.

10.
Acklinis Yonkers Realty, L.L.C., Acklinis Realty Holding, LLC and Acklinis Original Building, L.L.C. pay their respective costs and expenses in connection with the transaction, distribute excess cash (if applicable) to the members of the applicable Taxpayer Contributor , and transfer their respective remaining assets not being transferred to the Partnership subject to their respective remaining liabilities to a liquidating trust.

11.
Acklinis Yonkers Realty, L.L.C., Acklinis Realty Holding, LLC and Acklinis Original Building, L.L.C. transfer their respective interests in Yonkers Gateway Center to the Partnership, in exchange for the applicable consideration (cash, OP Units, and the assumption of debt). The cash is transferred to the applicable Selling Partners, and the OP Units are transferred to the applicable Holders. For income tax purposes, this step is deemed to occur in accordance with Section 11.20(d).

The following occurs on the Woodbridge Closing Date:

1.	The Partnership reimburses Woodbridge Contributor with cash for any cash escrows that are being transferred to the Partnership by such Contributor as part of the transaction.

2.
The Partnership pays the accrued and unpaid interest that is owed to Woodbridge Contributor pursuant to the Woodbridge Notes by making the payment under clause (ii) of the definition of the term “Woodbridge-Manchester Debt Cash Payment.”

3.	The Partnership repays the Additional Woodbridge-Manchester Debt by making the payment under clause (i) of the definition of the term “Woodbridge-Manchester Debt Cash Payment.”

4.
Woodbridge Contributor pays its costs and expenses in connection with the transaction, distributes excess cash (if applicable) to the members of the applicable Taxpayer Contributor, and transfers its remaining assets not being transferred to the Partnership subject to its remaining liabilities to a liquidating trust.

5.
Woodbridge Contributor transfers the Woodbridge Property and the Woodbridge Notes to the Partnership, in exchange for the applicable consideration (cash, OP Units, and the assumption of debt). The cash is transferred to the applicable Selling Partners, and the OP Units are transferred to the applicable Holders. For income tax purposes, this step is deemed to occur in accordance with Section 11.20(d).

SCHEDULE 3.1(a)
TITLE COMMITMENTS

•
Owner’s Title Insurance Commitment issued by First American Title Insurance Company, dated January 9, 2017 and amended March 29, 2017, Commitment No. 3020-828671NY1, with respect to Yonkers Gateway Center.

•	Owner’s Title Insurance Commitment issued by First American Title Insurance Company, dated December 15, 2016, Commitment No. 3019-82861NJ3, with respect to The Plaza at Woodbridge.

•	Owner’s Title Insurance Commitment issued by First American Title Insurance Company, dated January 5, 2017, Commitment No. 3019-82861NJ4, with respect to The Plaza at Cherry Hill.

•	Owner’s Title Insurance Commitment issued by First American Title Insurance Company, dated December 27, 2016, Commitment No. 3019-82861NJ5, with respect to Millburn Gateway Center.

•	Owner’s Title Insurance Commitment issued by First American Title Insurance Company, dated December 15, 2016, Commitment No. 3020-82861MO2, with respect to Manchester Plaza.

•	Owner’s Title Insurance Commitment issued by First American Title Insurance Company, dated January 3, 2017, Commitment No. 3019-82861NJ6, with respect to One Lincoln Plaza.

•	Owner’s Title Insurance Commitment issued by First American Title Insurance Company, dated January 3, 2017, Commitment No. 3019-82861NJ7, with respect to A&R Building.

SCHEDULE 3.1(b)
SURVEYS

•	ALTA/ASCM Survey completed by James D. Sens dated October 17, 2016, File No. 01-130244-04, with respect to Yonkers Gateway Center.

•	ALTA/ASCM Survey completed by Adam R. Grant dated February 6, 2017, File No. 3168-01_ALTA.dwg, with respect to The Plaza at Woodbridge.

•	ALTA/ASCM Survey completed by Adam R. Grant dated February 6, 2017, File No. 1909-10_ALTA.dwg, with respect to The Plaza at Cherry Hill.

•	ALTA/ASCM Survey completed by Michael T. Lanzafama dated February 14, 2017, Job No. 1030517, with respect to Millburn Gateway Center.

•	ALTA/ASCM Survey completed by Daniel Ehlmann dated February 1, 2017, Job No. 215-5496.2, with respect to Manchester Plaza.

•	ALTA/ASCM Survey completed by Michael T. Lanzafama dated February 13, 2017, Job No. 1170115, with respect to One Lincoln Plaza.

•	ALTA/ASCM Survey completed by Michael T. Lanzafama dated February 13, 2017, Job No. 1170116, with respect to A&R Building.

SCHEDULE 3.1(c)
INVOLUNTARY LIENS AND INVOLUNTARY ENCUMBRANCES

Plaza at Woodbridge

•	Construction lien claim recorded on 03/12/2015 in Book 48, Page 605

SCHEDULE 5.2(k)
REQUIREMENTS
Global (all properties)

•
Provide a Title Affidavit in the form attached to the Contribution Agreement which does not disclose any matters except matters that (i) are expressly disclosed in the form attached to the Contribution Agreement or (ii) are based on changes in circumstances between the date of the Contribution Agreement and Closing and do not adversely affect the Title Company’s ability to insure the applicable Property (including any endorsements requested by the Partnership).

•	To the extent Title Company cannot obtain from the municipality, provide proof satisfactory to the Title Company of tax, water, sewer, and other municipal payments through the Closing Date.

Yonkers Gateway Center

•	Provide authority and organizational documents as required by the Title Company to issue the Title Policy.

•	For all persons executing closing documents, provide two forms of identification—at least one of which is to contain a photograph.

•
To the extent not assumed, authorize the lender to provide the Contributor documents satisfactory to the Title Company to enable Partnership to payoff, release or discharge the financing documents set forth on Schedule I.

Plaza at Woodbridge

•	Provide authority and organizational documents as required by the Title Company to issue the Title Policy.

•	Provide Affidavit of Consideration For Use By Seller and all appropriate transfer tax forms.

•	Provide Seller’s Residency Certification or non-resident seller’s tax declaration along with a check payable to the New Jersey division of taxation.

•
To the extent not assumed, authorize the lender to provide the Contributor documents satisfactory to the Title Company to enable Partnership to payoff, release or discharge the financing documents set forth on Schedule I.

Plaza at Cherry Hill

•	Provide authority and organizational documents as required by the Title Company to issue the Title Policy.

•	Provide Affidavit of Consideration For Use By Seller.

•	Provide Seller’s Residency Certification or non-resident seller’s tax declaration along with a check payable to the New Jersey division of taxation.

•
To the extent not assumed, authorize the lender to provide the Contributor documents satisfactory to the Title Company to enable Partnership to payoff, release or discharge the financing documents set forth on Schedule I.

Millburn Gateway Center

•	Provide authority and organizational documents as required by the Title Company to issue the Title Policy.

•	Provide Affidavit of Consideration For Use By Seller.

•	Provide Seller’s Residency Certification or non-resident seller’s tax declaration along with a check payable to the New Jersey division of taxation.

•
To the extent not assumed, authorize the lender to provide the Contributor documents satisfactory to the Title Company to enable Partnership to payoff, release or discharge the financing documents set forth on Schedule I.

Manchester Plaza

•	Provide authority and organizational documents as required by the Title Company to issue the Title Policy.

•	To the extent the following litigation results in a judgment prior to Closing, satisfaction of any outstanding judgment for:

o	Case filed September 15, 2015, in the Circuit Court of St. Louis County, Missouri, as Case No. 15SL-CC03151, styled Daniel Hamilton, Plaintiff(s), vs. A & R Manchester, LLC, Defendant(s).

•
Make arrangements satisfactory to the Title Company to release the financing document set forth on Schedule I, and place such release in escrow in advance of the Manchester closing, to be released upon the Woodbridge closing, as the document listed on Schedule I affects both properties.

•
Deliver written evidence from the Metropolitan St. Louis Sewer District that, pursuant to the Maintenance Agreement recorded on February 11, 2016 in Book 21884, Page 851 of the St. Louis County, Missouri records, the stormwater management facilities that were to be constructed pursuant to such agreement have been completed by Contributor and approved by the Metropolitan St. Louis Sewer District.

One Lincoln Plaza

•	Provide authority and organizational documents as required by the Title Company to issue the Title Policy.

•	Provide Affidavit of Consideration For Use By Seller and all appropriate transfer tax forms.

•	Provide Seller’s Residency Certification or non-resident seller’s tax declaration along with a check payable to the New Jersey division of taxation.

•
To the extent not assumed, authorize the lender to provide the Contributor documents satisfactory to the Title Company to enable Partnership to payoff, release or discharge the financing documents set forth on Schedule I.

A&R Building

•	Provide authority and organizational documents as required by the Title Company to issue the Title Policy.

Schedule I

Yonkers Gateway Center

o	Building Loan Leasehold Mortgage made by Acklinis Associates to Lincoln First Bank, dated 7/20/1984 and recorded 7/26/1984 in Liber 8761 Mp 589.

▪	Assignment of Mortgage made by Lincoln First Bank to The Chase Manhattan (National Association), dated 8/1/1984 and recorded 8/23/1984 in Liber 8787 Mp 224.

▪	Assignment of Mortgage made by The Chase Manhattan Bank (National Association) to General Electric Credit Corporation, dated 8/12/1985 and recorded 8/13/1985 in Liber 9291 Mp 27.

o	Mortgage made by Acklinis Associates to General Electric Credit Corporation, dated 8/12/1985 and recorded 8/13/1985 in Liber 9291 Mp 143.

▪	Consolidated and Restated First Leasehold Mortgage made by Acklinis Associates to General Electric Credit Corporation, dated 8/12/1985 and recorded 8/13/1985 in Liber 9291 Mp 30.

o	Mortgage made by Acklinis Associations to General Electric Credit Corporation, dated 8/1/1986 and recorded 10/6/1986 in Liber 10342 Mp 17.

▪	Consolidation and Modification Agreement made between Acklinis Associates and General Electric Credit Corporation, dated 8/1/1986 and recorded 10/6/1986 in Liber 10342 Mp 335.

o	Mortgage made by Acklinis Associates to General Electric Credit Corporation, dated as of 12/21/1989 and recorded 1/5/1990 in Liber 13655 Mp 175.

o	Mortgage made by Acklinis Associates to General Electric Credit Corporation, dated 8/12/1989 and recorded as of 1/5/1990 in Liber 13655 Mp 185.

▪	Note and Mortgage Consolidation and Modification Agreement between Acklinis Associates and General Electric Capital Corporation, dated as of 12/21/1989 and recorded 1/5/1990 in Liber 13657 Mp 15.

▪
Modification Agreement between Acklinis Associates, L.P. f/k/a Acklinis Associates and General Electric Capital Corporation f/k/a General Electric Credit Corporation, dated 11/29/1992 and recorded 7/30/1993 in Liber 17849 Mp 217.

▪	Modification Agreement made between Acklinis Associates, L.P. f/k/a Acklinis Associates and General Electric Capital Corporation, dated as of 11/29/1995 and recorded 6/17/1996 in Liber 21700 Mp 207.

▪	Assignment of Mortgage made by General Electric Capital Corporation to Watch Funding, Inc., dated 12/31/1996 and recorded 7/14/1997 in Liber 22885 Mp 111.

▪	Assignment of Mortgage made by Watch Funding, Inc. to Watch Holdings, LLC, dated 12/31/1996 and recorded 7/14/1997 in Liber 22885 Mp 122.

▪	Assignment of Mortgage made by Watch Holdings, LLC to General Electric Capital Corporation, dated 9/24/1998 and recorded 4/30/1999 in Liber 25567 Mp 1.

o	Mortgage made by Acklinis Yonkers Realty, L.L.C. to General Electric Capital Corporation, dated as of 9/24/1998 and recorded 10/8/1998 in Liber 24645 Mp 323.

▪
Consolidated, Amended and Restated Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by Acklinis Yonkers Realty, L.L.C. and General Electric Capital Corporation, dated as of 9/24/1998 and recorded 10/8/1998 in Liber 24646 Mp 78.

▪	Assignment of Mortgage made by General Electric Capital Corporation to Norwest Bank Minnesota, National Association, as Trustee for the Registered

Holders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG3, dated as of 10/12/1999 and recorded 1/19/2001 as Control No. 410100621.

▪
Assignment of Mortgage and Note made by Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of October 1, 1999 for Certificateholders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG3 to Morgan Stanley Mortgage Capital Inc., dated as of 3/18/2005 and recorded 5/19/2005 as Control No. 451090784.

o	Collateral Fee Mortgage made by Acklinis Realty Holdings, L.L.C. to General Electric Capital Corporation, dated as of 9/24/1998 and recorded 10/8/1998 in Liber 24646 Mp 1.

▪
Assignment of Mortgage made by General Electric Capital Corporation to Norwest Bank Minnesota, National Association, as Trustee for the Registered Holders of DLJ Commercial Mortgage Pass-Through Certificates, Series 1999-CG3, dated 10/12/1999 and recorded 1/19/2001 as Control No. 410100621.

▪
Assignment of Mortgage and Note made by Wells Fargo Bank N.A. f/k/a Norwest Bank Minnesota, National Association, as Trustee under that certain Pooling and Servicing Agreement dated as of October 1, 1999 for Certificateholders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG3 to Morgan Stanley Mortgage Capital Inc., dated as of 3/18/2005 and recorded 5/19/2005 as Control No. 451090784.

o
Fee and Leasehold Mortgage and Agreement of Consolidation and Modification of Mortgage, Assignment of Leases and Rents and Security Agreement made by Acklinis Yonkers Realty, LLC, and Acklinis Realty Holding, L.L.C. to Morgan Stanley Mortgage Capital Inc., as of 3/17/2005 and recorded 5/19/2005 as Control No. 451090806.

▪
Assignment of Mortgage made by Morgan Stanley Mortgage Capital Inc. to LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6, dated as of 8/11/2005 and recorded 10/5/2006 as Control No. 462580857.

▪
Assignment of Mortgage made by Bank of America, N.A., as Trustee, Successor-by-Merger to LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Passthrough Certificates, Series 2005-HQ6 to U.S. Bank National Association, as Trustee in interest to Bank of America, N.A., as Trustee, Successor-by-Merger to LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 dated as of 3/21/2014, recorded 4/14/2014 in (as) Control No. 541003500.

▪
Assignment of Mortgage made by U.S. Bank National Association , as Trustee, Successor in interest to Bank of America, N.A., as Trustee, Successor-by-Merger to LaSalle Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6 to Cantor Commercial Real Estate Lending, L.P., dated as of 3/31/2014, recorded 4/14/2014 in (as) Control No. 541003543.

o
Gap fee and Leasehold Mortgage made by Acklinis Yonkers Realty, LLC and Acklinis Realty Holding, LLC and Cantor Commercial Real Estate Lending, L.P. dated as of 3/31/2014, recorded 4/14/2014 in (as) Control No. 541003551.

▪
Amended, Restated, and Consolidated Fee and Leasehold Mortgage and Security Agreement between Acklinis Yonkers Realty, LLC and Acklinis Realty Holding, LLC and Cantor Commercial Real Estate Lending, L.P. dated as of 3/31/2014, recorded 4/14/2014 in (as) Control No. 541003560.

▪
Correction Amended, Restated, and Consolidated Fee and Leasehold Mortgage and Security Agreement between Acklinis Yonkers Realty, LLC and Acklinis Realty Holding, LLC and Cantor Commercial Real Estate Lending, L.P. dated as of 3/31/2014, recorded 4/16/2014 in (as) Control No. 541053505.

▪	Assignment of Mortgage made by Cantor Commercial Real Estate Lending, L.P. to CCRE Lifeco Loan Seller, L.P. dated 5/8/2014, recorded 10/8/2014 in (as) Control No. 542813372.

▪	Assignment of Mortgage made by CCRE Lifeco Loan Seller, L.P. to Cantor Commercial Real Estate Lending, L.P. dated 5/8/2014, recorded 10/10/2014 in (as) Control No. 542823322.

▪
Assignment of Mortgage made by Cantor Commercial Real Estate Lending, L.P. to U.S. Bank National Association, as Trustee, for the benefit of Holders of COMM 2014-CCRE17 Mortgage Trust Commercial Mortgage Pass-Through Certificates dated 5/8/2014, recorded 10/10/2014 in (as) Control No. 542833280.

o	Leasehold Mortgage and Security Agreement made by 2500 CPA Associates, LLC to Summit Bank, dated as of 7/22/1999 and recorded 8/25/1999 in Liber 26005 Mp 82.

▪	Amendment and Restatement of Leasehold Mortgage made by 2500 CPA Associates, LLC to Fleet National Bank, dated 9/20/2001 and recorded 1/24/2002 as Control No. 413330425.

▪	Assignment of Mortgage made by Fleet National Bank Successor by Merger to Summit Bank to C.F.B. Inc., dated 11/20/2001 and recorded 4/30/2002 as Control No. 421090504.

▪	Modification and Extension Agreement between Burlington Coat Factory Realty of Yonkers, Inc. and C.F.B. Inc., dated 11/27/2001 and recorded 4/30/2002 as Control No. 421090572.

o
Open-End Mortgage, Assignment of /leases and Rents, Security Agreement and Financing Statement made by Pathmark Stores, Inc., Shopwell, Inc. and Plainbridge LLC to Wilmington Trust Company dated 8/4/2009 to be effective as of 8/4/2009, recorded 10/8/2009 in (as) Control No. 492660498.

o
First Lien Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement made by A&P Real Property, LLC to JPMorgan Chase Bank, N.A., as Collateral Agent dated as of 3/8/2012, effective as of 3/13/2012, recorded 5/9/2012 in (as) Control No. 521013424.

▪
Spreader and Modification No. 1 to First Lien Mortgage, Assignment of Leases and Rents, Security Agreement and financing Statement made by and between A&P Real Property, LLC and Waldbaum, Inc. and Wells Fargo Bank, National Association, as Collateral Agent, as Successor Collateral Agent to JP Morgan Chase Bank, N.A., for the Benefit of the Secured Parties dated as of 8/28/2014 with an intended effective date of 9/17/2014, recorded 10/21/2014, in (as) Control No. 542893453.

o
Second Lien Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement made by A&P Real Property, LLC to JPMorgan Chase Bank, N.A., as Collateral Agent dated as of 3/8/2012, effective as of 3/13/2012, recorded 5/9/2012 in (as) Control No. 521013524.

▪
Spreader and Modification No. 1 to Second Lien Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement between A&P Real Property, LLC and Waldbaum, Inc. and Wells Fargo Bank, National Association, as Collateral Agent, as Successor Collateral Agent to JP Morgan Chase Bank, N.A., for the Benefit of the Secured Parties dated as of 8/28/2014 with an intended effective date of 9/17/2014, recorded 10/21/2014, in (as) Control No. 542893447.

o
Third Lien Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement made by A&P Real Property, LLC to U.S. Bank National Association, as Collateral Agent dated as of 3/8/2012, effective as of 3/13/2012, recorded 5/9/2012 in (as) Control No. 521013558.

o
Fourth Lien Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement made by A&P Real Property, LLC to U.S. Bank National Association, as Collateral Agent dated as of 3/8/2012, effective 3/13/2012, recorded 5/9/2012 in (as) Control No. 521013570.

o
UCC-1 between Acklinis Yonkers Realty, LLC and Acklinis Realty Holding, LLC as Debtor and Cantor Commercial Real Estate Lending, L.P. as Secured Party, filed 4/10/2014 (Control No. 541003449) and its subsequent assignments.

o	Building Loan Leasehold Mortgage between Acklinis Associates and Lincoln First Bank, recorded 7/26/1984 as Liber 8761 Mp 589.

▪	Assignment of Mortgage between Lincoln First Bank and The Chase Manhattan Bank, recorded 8/23/1984 as Liber 8787 Mp 224.

▪	Assignment of Mortgage between The Chase Manhattan Bank and General Electric Credit Corporation, recorded 8/13/1985 as Liber 9291 Mp 27.

Plaza at Woodbridge

o	Mortgage and Security Agreement between A&R Woodbridge Shopping Center and TD Bank, dated 04/16/17 recorded as Mortgage Book 14718, Page 1 of Official Records.

▪	Assignment of Leases and Rents between A&R Woodbridge Shopping Center to TD Bank, dated 04/28/2012 and recorded as Book 14718, Page 51.

▪	Assignment of Mortgage and Assignment of Leases and Rents between TD Bank as both assignor and assignee, dated 03/28/2013 as Book 1103, Page 730.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; GMRI, Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 319.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; Route 1 Associates; TGI Friday's Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 324.

▪
Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; Bank of America, National Association, successor-in-interest to The First Jersey National Bank/Central and TD Bank, recorded 04/23/2012 as Book 14724, Page 337.

▪	Subordination, Non-Disturbance and Attornment Agreement between A & R Woodbridge Shopping Center; BFG/CIP of Iselin Partnership and TD Bank, recorded 04/23/2012 as Book 14724, Page 347.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; Ruby Tuesday, Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 355.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; Raymours Furniture Company, Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 364.

▪	Subordination, Non-Disturbance and Attornment Agreement between A & R Woodbridge Shopping Center; Best Buy Stores, L.P. and TD Bank, recorded 04/23/2012 as Book 14724, Page 374.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; TOYS "R" US-Delaware, Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 386.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; Harmon Stores, Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 398.

▪
Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; Sanford-Brown, Limited doing business in New Jersey as Sanford-Brown, Limited (Inc), formerly known as Ultrasound Technical Services, Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 408.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; Harbor Freight Tools USA, Inc. and TD Bank, recorded 04/23/2012 as Book 14724, Page 420.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Woodbridge Shopping Center; BCDC1, LLC, dba Retro Fitness and TD Bank, recorded 04/23/2012 as Book 14724, Page 430.

o	Amended and Restated Mortgage and Security Agreement between A&R Woodbridge Shopping Center and TD Bank, dated 07/31/2015, recorded 08/13/2015 as Mortgage Book 16083, Page 428.

▪	Amended and Restated Assignment of Leases and Rents between A&R Woodbridge Shopping Center and TD Bank, dated 07/31/2015 and recorded as Book 16083, Page 481.

o	Financing statement between A&R Woodbridge Shopping Center and TD Bank, recorded 04/18/2012 as Book 2121, Page 378 of Official Records.

o	Financing statement between A&R Woodbridge Shopping Center and TD Bank, recorded 08/13/2015 as Book 2144, Page 139 of Official Records.

Plaza at Cherry Hill

o	Mortgage and Security Agreement between Ackrik Associates and TD Bank, recorded 02/27/2012 as Mortgage Book OR 9545, Page 1877 of Official Records.

▪	Assignment of Leases and Rents between Ackrik Associates and TD Bank, recorded 02/27/2012 as Book OR 9545, Page 1927.

▪	Subordination, Non-Disturbance and Attornment Agreement between Ackrik Associates and Bottom Dollar Food Northeast and TD Bank, recorded 02/27/2012 in OR Book 9545, Page 1946.

▪	Subordination, Non-Disturbance and Attornment Agreement between Ackrik Associates and Berg Investors and TD Bank, recorded 02/27/2012 in OR Book 9545, Page 1958.

▪	Subordination, Non-Disturbance and Attornment Agreement between Ackrik Associates and GMRI and TD Bank, recorded 02/27/2012 as document OR Book 9545, Page 1970.

▪	Subordination, Non-Disturbance and Attornment Agreement between Ackrik Associates and Super Fresh Food Markets and TD Bank, recorded 03/05/2012 as document OR Book 9549, Page 1892.

o	Financing statement between Ackrik Associates and TD Bank, recorded 02/27/2012 as OR Book 9545, Page 1974 of Official Records.

o	Financing statement recorded 01/17/2001 as Instrument No. 00010089 of Official Records.

▪	A continuation statement was recorded 11/21/2005 as Book OR 8011, Page 1248 of Official Records.

▪	A continuation statement was recorded 09/27/2010 as Book OR 9292, Page 104 of Official Records.

▪	A continuation statement was recorded 12/17/2015 as Book OR 10309, Page 1214 of Official Records.

Millburn Gateway Center

o	Mortgage and Security Agreement between A&R Millburn Associates and TD Bank, recorded 04/04/2013 as Mortgage Book 12426, Page 2512 of Official Records.

▪	Assignment of Leases and Rents executed by A&R Millburn Associates, L.P., as assignor, to TD Bank, N.A. assignee, recorded 04/04/2013 as Book 12426, Page 2563.

▪	Subordination, Non-Disturbance and Attornment Agreement between A&R Millburn Associates; Trader Joe's East, Inc. and TD Bank, recorded 04/04/2013 as document Book 12426, Page 2602

o	A financing statement between A&R Millburn Associates and TD Bank, recorded 04/04/2013 as Book 12426, Page 2584 of Official Records.

Manchester Plaza

o	Negative Pledge Agreement between TD Bank and A&R Woodbridge Shipping Center and A&R Manchester, recorded on August 4, 2015 in Book 21621, Page 260 of the St. Louis County, Missouri records.

One Lincoln Plaza

o	Mortgage and Security Agreement between A&R Westfield Lincoln Plaza and TD Bank, dated 09/16/2010, recorded 09/20/2010 as Mortgage Book M12973, Page 752 of Official Records.

▪	Assignment of Leases and Rents executed by A & R Westfield Lincoln Plaza, LLC, as assignor, to TD Bank, N.A. assignee, dated 09/16/2010, recorded 09/20/2010 as Mortgage Book M12973, Page 795.

▪
Amended and Restated Mortgage and Security Agreement executed by A & R Westfield Lincoln Plaza, LLC, as assignor, to TD Bank, N.A. assignee, dated 10/26/2015, recorded 11/05/2015 as Mortgage Book M14007, Page 737.

▪
Amended and Restated Assignment of Leases and Rents executed by A & R Westfield Lincoln Plaza, LLC, as assignor, to TD Bank, N.A. assignee, dated 10/26/2015, recorded 11/05/2015 as Mortgage Book M14007, Page 786.

▪
Subordination, Non-Disturbance and Attornment Agreement by and between A & R Westfield Lincoln Plaza, LLC; PNC Bank, National Association and TD Bank, N.A., recorded 11/29/2010 as document Book M13019, Page 435.

o	Financing statement between A&R Westfield Lincoln Plaza and TD Bank, recorded 11/05/2015 as Instrument No. 24455 of Official Records.

SCHEDULE 5.6(d)
REQUIRED TENANTS

Index	Tenant	Property	SF
1	Burlington Coat Factory	Yonkers	196,000
2	Raymour Flanagan	Woodbridge	76,039
3	Toys R Us	Woodbridge	73,823
4	LA Fitness	Cherry Hill	63,924
5	Academy Sports	Manchester	62,943
6	Best Buy	Woodbridge	45,400
7	Raymour Flanagan	Cherry Hill	72,405
8	Best Buy	Yonkers	42,226
9	Restoration Hardware Outlet	Cherry Hill	32,000
10	Lincoln Tech	Woodbridge	31,500
11	SH Surgical Group	Millburn	29,551
12	Bob's Furniture	Manchester	29,386
13	Alamo Drafthouse	Yonkers	25,596
14	Pan-Asia Market	Manchester	23,905
15	Total Wine	Cherry Hill	22,885
16	DSW	Yonkers	22,000
17	Aldi	Cherry Hill	21,336
18	Sam Ash Music	Cherry Hill	19,773
19	PetSmart	Yonkers	19,056
20	Retro Fitness	Woodbridge	18,022
21	Harbor Freight Tools	Woodbridge	16,265
22	Guitar Center	Cherry Hill	15,800
24	PetSmart	Millburn	15,351
25	Trader Joe's	Millburn	12,401
26	Sports Giant	Cherry Hill	12,000
27	Pier One	Yonkers	11,250
28	Dollar Store	Yonkers	11,206
29	Motion Fitness	Millburn	10,853
30	Bonefish Grill	Woodbridge	10,500
31	CVS	Millburn	10,233

SCHEDULE 6.1(e)

LIST OF LEASES AND SUPPLEMENTS AND LICENSES
YONKERS GATEWAY CENTER

1.    The Children’s Place Retail Stores, Inc.

•	Lease dated November 30, 1999

•	Notice of Renewal dated January 21, 2010

•	Notice of Renewal dated April 6, 2015

2.    Lerner New York, Inc., dba New York & Company

•	Lease dated August 18, 2005

•	Letter dated October 19, 2006 establishing Rent Commencement Date

•	Notice of Renewal dated February 19, 2016

3.    Burlington Coat Factory

•	Sublease dated November 23, 1976

•	Amendment Agreement dated June 5, 1984

•	Letter Agreement dated July 6, 1984

•	Assignment Notice dated December 4, 1992 pursuant to Order of the US Bankruptcy Court

•	Letter Agreement dated June 23, 1994

•	Notice of Renewal dated July 22, 1999

•	Assignment of Lease dated November 27, 2001 – Burlington Coat, as Assignee

4.    Easy Pickins of Central Avenue, Inc.

•	Lease dated September 15, 1985

•	First Amended dated January 8, 1992

•	Notice of Renewal dated October 1, 1996

•	Second Amendment dated November 30, 2001

•	Third Amendment May 18, 2010

•	Consent and Lease Amendment dated November 20, 2012

•	Consent to Assignment dated March 12, 2013 – Easy Pickins as Assignee

5.    Shonac Corporation dba DSW

•	Lease dated March 19, 2003

•	Notice of Renewal dated November 19, 2012

6.    General Wireless (fka Radio Shack)

•	Lease dated November 8, 1977

•	Notice of Renewal dated May 19, 1982

•	Notice of Renewal dated September 10, 1987

•	Lease Extension Agreement dated June 12, 1992

•	Lease Extension Agreement dated July 23, 1997

•	Lease Extension Agreement dated June 21, 2002

•	Notice of Renewal dated May 2, 2007

•	Notice of Renewal dated May 16, 2012

•	Notice of Assignment effective April 1, 2015 – General Wireless as Assignee pursuant to Order of the US Bankruptcy Court

7.    Payless ShoeSource, Inc.

•	Lease dated July 8, 1996

•	First Amendment dated August 29, 2005

•	Second Amendment dated July 14, 2010

•	Extension/Amendment dated July 17, 2015

8.    Hallmark Retail, Inc.

•	Lease dated May 11, 1977

•	Landlord Assignment dated January 31, 1983 - S. Klein to Acklinis

•	Assignment dated November 10, 1988

•	Notice of Renewal dated January 7, 1992

•	Amendment dated July 16, 1997

•	Landlord Assignment dated September 24,1998 - Acklinis to Acklinis Yonkers Realty, LLC

•	November 6, 1998 Tenant name changed to Hallmark Specialty Retail Group

•	April 5, 2005 Tenant name changed to Hallmark Retail, Inc.

•	Second Amendment dated November 20, 2006

•	Notice of Renewal dated February 20, 2012

9.    Best Buy Stores, L.P.

•	Lease dated October 3, 2000

•	Letter Amendment dated October 25, 2000

•	Second Amendment dated November , 2001

•	Third Amendment dated December 21, 2015

•	Lenders Consent to Third Amendment dated December 21, 2015

10.    Red Wings Brand of America Inc.

•	Lease dated November 16, 2016

11.    Torrid LLC

•	Lease dated January 16, 2015

•	Assignment & Assumption Agreement dated December 11, 2015 – Hot Topic to Torrid

12.    Pier 1 Imports (U.S.), Inc.

•	Lease dated April 2, 2012

•	Notice of Lease dated November 20, 2012

13.    PETsMART, Inc.

•	Lease dated August 18, 2005

•	Letter Agreement dated February 21, 2006

•	First Amendment dated September 11, 2013

14.    Alamo Yonkers, LLC

•	Lease dated May 31, 2012

•	First Amendment dated July 19, 2012

•	Commencement Declaration dated February 27, 2014

15.    Westchester Burgers of Yonkers, LLC dba Five Guys Burgers and Fries

•	Lease dated June 13, 2012

16.    Jwin Food Inc., dba Rice Star

•	Lease dated January 23, 1984

•	Amendment dated March 8, 1984

•	Letter Agreement dated May 21, 1985

•	Consent to Assignment & Assumption dated September 2, 1986

•	Second Lease Amendment dated February 13, 1990

•	Consent Assignment & Assumption dated November 16, 1993

•	Notice of Renewal dated March 25, 1995

•	Third Lease Amendment dated November 29, 1999

•	Consent Assignment & Assumption dated July 20, 2004

•	Notice of Renewal dated August 6, 2004

•	Consent & Lease Amendment dated November 9, 2009

•	Consent & Lease Amendment dated July 10, 2013

17.    Skin Station, Inc.

•	Lease dated June 29, 1998

•	Consent to Assignment & Assumption dated March 29, 2000

•	Notice of Renewal dated September 9, 2002

•	First Amendment dated June 4, 2007

•	Second Amendment dated November 5, 2012

18.    Central Warehouse Wine & Liquor Inc.

•	Lease dated June 10, 1993

•	First Amendment dated October 13, 1993

•	Consent & Lease Extension & Modification Agreement dated November 1, 2002

•	Consent & Lease Amendment dated October 7, 2013

19.    SCSMJC, Inc. dba SAS Shoes

•	Lease dated July 30, 2015

20.    Central Park Optical Incorporated

•	Lease dated February 19, 2003

•	Lease Confirmation Letter dated September 18, 2003

•	Notice of Renewal dated October 10, 2012

•	First Amendment dated December 23, 2016

21.    Rang AVDHOOT LLC dba Singa’s Pizza

•	Lease dated December 28, 2004

•	Consent and Lease Amendment dated September 23, 2009

•	Consent and Lease Amendment dated September 30, 2014

22.    Yonkers Karate, Inc.

•	Lease dated August 28, 1989

•	Amendment dated February 28, 1990

•	Amendment dated September 21, 1998

•	Notice of Renewal dated September 25, 2008

•	Third Amendment dated October 10, 2008

23.    DANDC Nail Salon Inc.

•	Lease dated September 7, 2006

•	Consent to Assignment & Assumption dated January 8, 2008

•	May 14, 2014 Tenant incorporated as Dong Nail Spa Inc.

•	First Amendment dated May 28, 2014

•	Letter Agreement dated June 30, 2015

•	July 27 ,2015 Tenant name changed to DANDC Nail Salon Inc

•	Second Amendment dated August 4, 2015

24.    Dollar Store of Yonkers, LLC

•	Lease dated December 7, 2011

•	First Amendment dated May 19, 2014

•	Second Amendment dated August 7, 2015

THE PLAZA AT WOODBRIDGE

1.    Best Buy Stores, L.P.

•	Lease dated May 10, 1999

•	Lease Guaranty dated May 10, 1999

•	First Amendment dated November 9, 1999

•	Second Amendment dated May 14, 2001

•	Third Amendment dated December 23, 2014
2.    Harmon Stores, Inc.

•	Lease dated August 2, 2005

•	Memorandum of Lease dated August 2, 2005

•	Confirmation of Rent & Term Commencement Date dated January 13, 2006

•	First Amendment dated September 18, 2008

•	Second Amendment dated November 21, 2011
3.    Raymours Furniture Company Inc.

•	Lease dated October 6, 2000

•	Assignment dated December 10, 2004 pursuant to US Bankruptcy Court

•	Letter Agreement dated December 9, 2004

•	First Amendment dated August 28, 2009

•	Second Amendment dated December 6, 2016
4.    AJEAJE 3 LLC dba Retro Fitness

•	Lease dated August 23, 2007

•	First Amendment dated September 16, 2008

•	Second Amendment dated June 11, 2012

•	Assignment & Assumption dated June 30, 2015
5.    Toys “R” Us – Delaware, Inc.

•	Amended and Restated Lease dated May 25, 2001

•	First Amendment dated October 14, 2010
6.    David Kim dba Karate USA

•	Lease dated May 10, 2012

7.    BL Restaurant Operations, LLC

•	Lease dated January 12, 2017

•	Receipt of Premises dated January 12, 2017
8.    U-Yee Restaurant Corp. dba U-Yee Sushi & Hibachi

•	Lease dated January 23, 1997

•	Assignment & Assumption dated February 23, 1998

•	Amendment dated December 15, 1998

•	Second Amendment dated July 14, 2008

•	Assignment & Assumption dated September 2, 2008

•	Assignment & Assumption dated January 14, 2014

•	Notice of Renewal dated February 28, 2016

9.    Meltzer Eye Care Center, P.A.

•	Lease dated January 23, 1991

•	Assignment/Sale dated October 21, 1994

•	Assignment & Assumption dated October 18, 2005

•	First Amendment dated October 18, 2005

•	Second Amendment dated April 1, 2009

•	Certificate of Amendment filed November 13, 2009

•	Notice of Renewal Acceptance dated October 10, 2013
10.    Jesus Book & Gift

•	Lease dated September 29, 2010

•	Consent & Lease Amendment dated February 25, 2016

•	Amendment dated September 23, 2016

•	Letter Agreement dated December 22, 2016
11.    Harbor Freight Tools USA, Inc.

•	Lease dated September 24, 2007
12.    China Café

•	Lease dated May 17, 1991

•	Assignment & Assumption dated April 13, 1992

•	Amendment dated June 6, 1994

•	Assignment & Assumption dated July 25, 1997

•	Second Amendment dated February 14, 2001

•	Third Amendment dated March 30, 2011

•	Consent dated June 17, 2014

13.    Sarana Group LLC

•	Lease dated June 18, 2014
14.    Plaza One Cleaners

•	Lease dated August 19, 1985

•	Amendment dated April 3, 1986

•	Assignment & Assumption dated August 19, 1985

•	Assignment & Assumption dated July 23, 1991

•	Assignment & Assumption dated May 6, 1996

•	Notice of Renewal to October 31, 2000

•	Notice of Renewal dated June 9, 2004

•	Second Amendment dated December 2,2009

•	Third Amendment dated June 16, 2015

•	Letter Agreement dated August 25, 2016
15.     Supercuts, Inc.

•	Lease dated September 27, 2011

•	Assignment Notice Letter dated November 16, 2015
16.    Contempo Nail Spa II, Inc.

•	Lease dated August 31, 2011

•	Consent & Lease Amendment dated November 19, 2013

•	Consent to Assignment dated June 18, 2014
17.    Nunzio’s

•	Lease dated August 14, 1992

•	Assignment & Assumption dated February 22, 1995

•	Assignment & Assumption dated April 3, 2002

•	Consent & Lease Extension & Modification dated October 29, 2002

•	Second Amendment dated December 22, 2010

•	Consent & Lease Amendment dated November 15, 2014
18.    GMRI, Inc. - Red Lobster

•	SubLease dated February 6, 1980

•	Addendum to Sublease dated February 6, 1980

•	Guaranty by General Mills, Inc. dated September 23, 1980

•	Amendment dated June 11, 1980

•	Statement of Commencement & Memorandum of Sublease dated June 30, 1980

•	Assignment dated August 14, 1980

•	Amendment dated February 11, 1982

•	Letter of Acceptance to Notice of Renewal dated May 1, 1992

•	Fourth Amendment dated August 6, 2001

•	Notice of Renewal dated December 10, 2012
19.    OSI Restaurant

•	Sublease dated January 26, 1983

•	Letter Agreement dated August 31, 1983

•	Memorandum of Lease dated April 26, 1984

•	Assignment & Assumption dated December 19, 1986

•	Assignment Letter dated April 10, 198

•	Articles of Merger filed April 30, 1987

•	Notice of Renewal dated December 5, 2002

•	US Bankcruptcy Court Orderd filed October 13, 2005

•	Quit Claim Letter dated September 1, 2005

•	Notice of Renewal dated December 29, 2006

•	Notice of Renewal dated November 1, 2010

•	Assignment & Assumption effective October 1, 2012

•	First Amendment dated March 11, 2014

•	Notice of Renewal dated October 10, 2014

•	Consent to Sublease to Woodbridge BWW, LLC dated March 11, 2014

•	Side Agreement dated March 11, 2014 - Ampal Group and A&R Woodbridge Shopping Center, LLC
20.    Bank of America

•	Sublease dated October 10, 1983

•	Assignment dated October 10, 1983

•	Letter Agreement dated January 12, 1988

•	Notice Letter dated October 21, 1988

•	Notice Letter dated January 7, 1994

•	Notice Letter dated April 1, 1996

•	Notice Letter dated July 17, 2000

•	Notice of Renewal dated January 21, 2003

•	Notice of Renewal dated October 5, 2007

•	Notice of Renewal dated February 20, 2013
21.    TGI Friday’s Inc.

•	Lease dated May 7, 1982

•	Assignment & Assumption dated November 11,1982

•	First Amendment dated May 10, 1983

•	Guaranty by Carlson Companies Inc. dated May 13, 1983

•	Consent dated June 22, 1983

•	Assignment & Assumption dated December 19, 1986

•	Consent dated September 22, 1987

•	Consent dated August 30, 1993

•	Notice of Renewal dated September 9, 2002

•	Notice of Renewal dated August 27, 2007

•	Lease dated March 10, 2014

•	Memorandum of Lease dated March 26, 2014
22.    Sanford Brown Institute

•	Lease dated August 12, 1993

•	Amendment dated September 21, 1994

•	Second Amendment dated February 21, 1996

•	Third Amendment dated December 16, 1997

•	Fourth Amendment dated January 26, 2000

•	Fifth Amendment dated February 13, 2001

•	Sixth Amendment dated January 28, 2004

•	Seventh Amendment dated July 8, 2004

•	Eight Amendment dated May 8, 2014

•	Ninth Amendment dated December 18, 2015
23.    Lincoln Technical Institute, Inc.

•	Lease dated December 29, 2015

THE PLAZA AT CHERRY HILL

1.    2100 State Highway Route 38, LLC

•	Lease dated May 21, 1998

•	Confirmation of Lease Term Agreement dated February 14, 2002

•	Sublease to LA Fitness dated March 6, 2001

•	Landlord’s Consent to Sublease dated March 19, 2001

•	Letter Notice dated May 16, 2012

•	Assignment & Assumption dated January 16, 2016

•	Assignment & Assumption dated January 19, 2016

•	Notice of Renewal dated December 2, 2016
2.    Berg Investors, LLC (dba Raymour & Flanigan)

•	Lease dated March 16, 1999

•	Memorandum of Lease dated July 14, 1999

•	Guaranty by Raymour & Flanigan Furniture Company Inc dated July 22, 1999

•	Letter Agreement dated April 7, 1999

•	Second Amendment dated July 14, 1999

•	Notice of Renewal dated November 25, 2008

•	Notice of Renewal dated September 4, 2013

•	Third Amendment dated December 6, 2016
3.    TSG-SG Acquisition, LLC (dba Hockey Giant)

•	Lease dated April 6, 2011

•	Consent to Assignment dated September 30, 2015

•	Notice of Renewal dated October 15, 2015
4.     Restoration Hardware, Inc.

•	Lease dated May 11, 2016
5.    Showbiz Pizza Time, Inc. dba Chuck E Cheese

•	Lease dated February 20, 1992

•	Letter Agreement dated September 13, 2001

•	Memorandum of Lease dated October 16, 2006

•	Letter Agreement dated December 6, 2006

•	Amendment dated February 4, 2014
6.    ALDI Inc. (Pennsylvania)

•	Lease dated September 1, 2010

•	First Modification Agreement dated May 12, 2011

•	Second Modification Agreement dated June 7, 2011

•	Consent to Red Robin Restaurant dated May 21, 2012

•	Third Modification Agreement dated September 18, 2013

•	Landlord Consent Agreement dated January 22, 2015
7.    Guitar Center Stores, Inc.

•	Lease dated September 27, 2000

•	First Amendment dated March 31, 2009

•	Second Amendment dated December 22, 2014
8.    Empire Beauty Schools, Inc. dba Gordon Phillips Beauty School

•	Lease dated September 25, 2000

•	First Amendment dated November 20, 2003

•	Second Amendment dated December 15, 2009

•	Third Amendment dated October 14, 2014
9.    Ruby Buffet NJ LLC

•	Lease dated December 29, 2011
10.    APS Day Spa

•	Lease dated September 9, 2015
11.    Cherry Hill Wine & Spirits, Inc.

•	Lease dated March 16, 1994

•	Letter Agreement dated August 17, 1994

•	Amendment dated August 8, 2008

•	Amendment dated April 4, 2017
12.    Sam Ash Music New Jersey Megastores, LLC

•	Lease dated April 1, 1992

•	Amendment dated December 12, 2006

•	Assignment Notice Letter dated September 25, 2009

•	Amendment dated August 19, 2010

•	Amendment dated August 24, 2016
13.    RL Acquisition, LLC dba Red Lobster

•	Lease dated August 9, 1999

•	Amendment dated April 25, 2000

•	Amendment dated September 27, 2000

•	Letter Agreement dated May 21, 2001

•	Notice of Renewal dated February 17, 2010

•	Notice of Assignment dated June 9, 2014

•	Notice of Renewal dated January 15, 2016
14.    Navy Federal Credit Union

•	Lease dated December 12, 2013

•	Commencement Declaration dated August 20, 2014
15.    Red Robin International, Inc.

•	Lease dated September 14, 2012

•	Memorandum of Lease – Recorded December 3, 2012
Rent and Term Commencement Agreement dated December 4, 2013

MILLBURN GATEWAY CENTER

1.    Trader Joe’s East, Inc.

•	Lease dated June 8, 2009

•	First Amendment dated January 13, 2010
2.    Petsmart, Inc.

•	Lease dated September 22, 2009
3.    New Jersey CVS Pharmacy, LLC

•	Lease dated June 21, 1995

•	First Amendment dated July 15, 1999

•	Second Amendment dated April 30, 2001

•	Notice of Renewal dated August 25, 2005

•	Letter dated January 12, 2010

•	Notice of Renewal dated August 12, 2010

•	Notice of Renewal dated August 5, 2015
4.    Short Hills Surgery Center, LLC

•	Lease dated December 17, 2003

•	First Amendment dated July 28, 2004

•	Second Amendment dated December 21, 2012

•	Consent – Sublease to Seven Point Wellness dated December 19, 2016
5.    Sports Training Management, LLC

•	Lease dated August 12, 2004

•	Letter dated February 11, 2005

•	First Amendment dated June 10, 2014

•	Consent/Assignment dated September 9, 2016
6.    Atlas Rehab and Pain Medicine LLC

•	Lease dated July 6, 2007 (240 SF)
7.    Atlas Rehabilitation & Pain Medicine LLC

•	Lease dated April 21, 2008

•	First Amendment dated October 3, 2011

•	Consent to Assignment dated March 6, 2013

•	Consent and Amendment dated January 31, 2014
8.    Motion Fitness Clubs, L.L.C.

•	Lease dated February 7, 2001

•	First Amendment dated January 25, 2011

•	Second Amendment dated February 18, 2016
9.    Dental Group of Millburn, P.A.

•	Lease dated July 18, 1996

•	First Amendment dated August 1, 1996

•	Assignment & Second Amendment dated September 7, 2004

•	Notice of Renewal dated June 12, 2006

•	Assignment dated January 1, 2007

•	Notice of Renewal dated March 13, 2011

•	Third Amendment dated April 1, 2011

•	Fourth Amendment dated January 28, 2016
10.    Gary Rosenblatt, D.M.D.

•	Lease dated July 18,1996

•	Notice of Renewal dated March 8, 2006

•	First Amendment dated April 5, 2007

•	Notice of Renewal dated March 17, 2011

•	Second Amendment dated March 30, 2016
11.    Millburn Orthodontics, PA

•	Lease dated June 25, 2008
12.    Hal E. Solomon, D.D.S.

•	Lease dated September 28, 2006

•	First Amendment dated October 31, 2016
13.    Ross P. Karlin, D.M.D.

•	Lease dated July 18, 1996

•	First Amendment dated October 3, 2011

•	Notice of Renewal dated February 1, 2016

•	Second Amendment dated February 22, 2017
14.    Jack Hoffer, D.D.S., L.L.C.

•	Lease dated July 18, 1996

•	Assignment & Assumption dated February 27, 2006

•	First Amendment dated February 27, 2006

•	Notice of Renewal dated March 7, 2011

•	Second Amendment dated October 31, 2016
15.    Pain Medicine Physicians

•	Lease dated March 27, 2017

MANCHESTER PLAZA

1.    Academy, Ltd

•	Lease dated June 15, 2015

•	Notice of Lease dated November 21, 2016
2.    Bob’s Discount Furniture, LLC

•	Lease dated April 11, 2016

•	Memorandum of Lease dated June 13, 2016
3.    Pan-Asia Market II, LLC

•	Lease dated April 21, 2016

•	Guaranty by Hong Zheng & Huan Liu

•	Letter Agreement dated July 26, 2016

ONE LINCOLN PLAZA, WESTFIELD

1.    PNC BANK, National Association

•	Lease dated March 29, 2004

•	First Amendment dated July 27, 2005

•	Notice of Renewal dated August 15, 2013
2.    John Maher, Jacqueline Ramalho (2A)

•	Lease dated August 4, 2016
3.    Roland Bouffard (2B)

•	Lease dated March 6, 2014

•	Extension Letter dated February 20, 2015

•	Extension Letter dated February 24, 2016

•	Extension Letter dated August 3, 2016

•	Extension Letter dated January 31, 2017
4.    Edward Grande (2C)

•	Lease dated February 19, 2014

•	Extension Letter dated February 11, 2015

•	Extension Letter dated May 18, 2016
5.    Frank Bonavita, Daria Bonavita (2D)

•	Lease dated June 3, 2014

•	Extension Letter dated April 17, 2015

•	Extension Letter dated May 31, 2016
6.    Rafael Suguiura (2E)

•	Lease dated August 18, 2015

•	Extension Letter dated July 21, 2016
7.    Michael Angelo Pisani (3A)

•	Lease dated November 11, 2015

•	Extension Letter dated
8.    Antonia Monson (3C)

•	Lease dated May 11, 2010

•	Extension Letter dated January 26, 2012

•	Extension Letter dated May 15, 2013

•	Extension Letter dated May 5, 2014

•	Extension Letter dated May 26, 2014

•	Extension Letter dated May 23, 2015
9.    Steven Ricci (3D)

•	Lease dated July 2, 2010

•	Extension Letter dated August 1, 2011

•	Extension Letter dated September 7, 2012

•	Extension Letter dated September 23, 2013

•	Extension Letter dated August 19, 2014

•	Extension Letter dated August 24, 2015

•	Extension Letter dated August 8, 2016

A&R BUILDING, WESTFIELD

1.    Four Cousins Burgers & Fries of NJ, LLC

•	Lease dated March 17, 2008

•	Guaranty by Gellfam Management Corp. and Great Bons, Inc. dated February 19, 2008

•	Collateral Assignment dated March 5, 2008

•	Consent to Collateral Assignment dated March 17, 2008
2.    Carlos Bakery of Westfield, LLC dba Cake Boss

•	Lease dated February 26, 2013

•	Guaranty by Randy Frankel dated January 2013

•	First Amendment dated February 20, 2014

SCHEDULE 6.1(f)

LEASING COMMISSIONS

Space	Tenant	Area	Lease Date	Initial Exp.Date	Current Exp. Date	Renewal Options	Broker	Comm.Due	Future Comm. Due	Notes/Comments
	Atlas Rehabilitation	240	07/06/07	09/30/19	09/30/19	none	none	-	none	
ARM-HP5	Ex.Surgery Works	1,200								
ARM-S1	Dental Group of Millburn	2,306	07/18/96	01/31/07	01/31/22	two 5-Yrs	Archie Schwartz	-	none	
ARM-S2	Gary Rosenblatt	1,462	07/18/96	01/31/07	01/31/22	two 5-Yrs	Archie Schwartz	-	none	
ARM-S3	Millburn Orthodontics	4,100	06/25/08	10/31/18	10/31/18	one 5-Yrs	none	-	none	
ARM-S4	Hal Solomon	1,683	09/28/06	05/31/17	05/31/22	one 5-Yrs	none	-	none	
ARM-S5	Ross Karlin	1,230	07/18/96	01/31/07	01/31/22	one 5-Yrs	Archie Schwartz	-	none	
ARM-S6	Owner's Space	1,440	02/14/97	01/31/07	01/31/17	three 5-Yrs	none	-	none	
ARM-S7	Hoffer/Leff	1,045	07/18/96	01/31/07	01/31/22	one 5-Yrs	Archie Schwartz	-	none	

MANCHESTER PLAZA

MMO-01	Academy	62,943	06/15/15	01/31/32	01/31/32	3 Five-Yrs	Gershman (2010 Ex.Listing)	-	none	
MMO-02	BOB's	29,386	04/11/16	10 Yrs	10 Yrs	3 Five-Yrs	Gershman (2010 Ex.Listing)	$113,915.74	none	
MMO-03	Asian Market	23,905	04/21/16	10 Yrs	10 Yrs	3 Five-Yrs	Gershman (2010 Ex.Listing)	$83,825.00	none	
MMO-04	Ex. Kincaid	14,700						-		

ONE LINCOLN PLAZA

1	**PNC Bank, N.A.**	7,305	03/29/04	03/31/14	03/31/19	four 5-Yrs	none	-	none	
2A	John Maher	1,405	08/04/16	08/31/17	08/31/17	-	Weichert	-	none	
2B	Roland Bouffard	1,354	05/06/14	05/31/15	05/31/17	-	Weichert	-	none	
2C	Edward Grande	910	02/19/14	04/30/15	04/30/17	-	Weichert	-	none	
2D	Frank Bonavita	1,174	06/03/14	06/30/15	06/30/17	-	Weichert	-	none	
2E	Rafael Suguiura	1,467	08/18/15	09/30/16	09/30/17	-	Weichert	-	none	
3A	Michael Pisani	1,409	11/11/15	11/30/16	11/30/17	-	Weichert	-	none	
3C	Antonio Monson	906	05/11/10	06/30/12	06/30/17	-	Weichert	-	none	
3D	Steven Ricci	1,186	07/02/10	09/30/11	09/30/17	-	Weichert	-	none	

All Residential Leases - Tenant pays Broker

21 EAST BROAD STREET - A&R BUILDING

1	Five Guys Burgers & Fries	2,578	03/17/08	04/30/19	04/30/19	two 5-Yrs	Goldstein Grp + Sitar	-	5.0%	max 20 yrs
2	Cake Boss	2,214	02/26/15	08/31/18	08/31/18	two 5-Yrs	Dartmouth Co	-	5.0%	max 20 yrs

SCHEDULE 6.1(g)
LIST OF UNSPENT AND UNFUNDED TENANT INDUCEMENT COSTS
AND OTHER AMOUNTS

Yonkers Gateway Center

•	Red Wing Brands of America Inc. - TIA for $100,000.00
The Plaza at Woodbridge

•	BL Restaurant Operations, LLC - Balance of Construction Allowance for $65,540.00.

•	Pending Amendment with Harbor Freight - $5.00 psf or $81,325.00
The Plaza at Cherry Hill

•	Pending Lease Amendment with Cherry Hill Wine - TIA for $882,000.00
Millburn Gateway Center

•	Dental Group of Millburn - TIA for $45,000.00 plus Rent Credit of $1,345.17 per month from February 1, 2017 through January 31, 2018

•	Jack Hoffer, D.D.S., L.L.C. – TIA for $10,000.00
Manchester Plaza

•	Bob’s Discount Furniture – TIA for $664,124.00

•	Pan-Asia Market II – TIA Work/Reimbursement for $62,140.00

•	Landlord’s Work for Bob’ and Pan-Asia – Balance due VSP Construction for $35,245.50
One Lincoln Plaza

•	None
A&R Building

•	None

SCHEDULE 6.1(k)
LIST OF EXISTING LOAN PRINCIPAL BALANCE, INTEREST, ESCROWS AND RESERVES

Property	Lender	Interest Rate	Principal Balance As of 04/02/2017	Escrows/Reserves As of 04/02/2017

Yonkers	CCRE-Midland Loan Svcs	4.1635%	$33,279,073.73	$249,471.01
Cherry Hill	TD Bank	4.6400%	$14,886,273.40	$584,978.79
Woodbridge	TD Bank	4.3100%	$29,704,180.57	-
Woodbridge	TD Bank - B Note	3.5000%	$7,948,894.76	-
Woodbridge	TD Bank - C Note	Libor+1.5%	$6,400,000.00	-
Millburn	TD Bank	4.6500%	$16,482,900.81	-
Lincoln Plaza	TD Bank	3.2500%	$2,299,736.88	$48,360.77
Broad Street	N.A.	-	-	-
Manchester	A&R Woodbridge - B Note	3.5000%	$8,600,000.00	-
Manchester	A&R Woodbridge - C Note	Libor+1.5%	$6,400,000.00	-
	TOTAL		$126,001,060.15	$882,810.57
Interest on A&R Woodbridge Notes:
Manchester	A&R Woodbridge - B Note	3.5000%	$489,420.09
Manchester	A&R Woodbridge - C Note	Libor+1.5%	$126,871.50
	TOTAL INTEREST		$616,291.59

Yonkers Gateway Center
Loan Amount: $37,000,000
Interest Rate: 4.1635%

Payment Date	Principal Due	Interest Due
May 6, 2017	$108,501.23	$118,911.97
June 6, 2017	$112,713.55	$114,699.65
July 6, 2017	$109,294.34	$118,118.87
August 6, 2017	$109,686.18	$117,727.02
September 6, 2017	$113,864.39	$113,548.81
October 6, 2017	$110,487.66	$116,925.54
November 6, 2017	$114,642.80	$112,770.40
December 6, 2017	$111,294.81	$116,118.39
January 6, 2018	$111,693.83	$115,719.38
February 6, 2018	$123,254.17	$104,159.03
March 6, 2018	$112,536.17	$114,877.03
April 6, 2018	$116,632.34	$110,780.87

The Plaza at Cherry Hill
Loan Amount: $18,000,000
Interest Rate: 4.64%

Payment Date	Principal Due	Interest Due
May 1, 2017	$56,667.01	$59,245.78
June 1, 2017	$58,797.28	$57,115.51
July 1, 2017	$57,128.35	$58,784.44
August 1, 2017	$57,356.61	$58,556.18
September 1, 2017	$59,467.30	$56,445.49
October 1, 2017	$57,823.39	$58,089.40
November 1, 2017	$59,920.83	$55,991.97
December 1, 2017	$58,293.84	$57,618.95
January 1, 2018	$58,526.76	$57,386.03
February 1, 2018	$64,291.46	$51,621.33
March 1, 2018	$59,017.49	$56,895.30
April 1, 2018	$61,081.02	$54,831.77

A&R Woodbridge Shopping Center, LLC
Loan Amount: $36,000,000
Interest Rate: 4.31%

Payment Date	Principal Due	Interest Due
May 1, 2017	$115,511.83	$109,803.49
June 1, 2017	$119,468.76	$105,846.56
July 1, 2017	$116,383.93	$108,931.39
August 1, 2017	$116,815.88	$108,499.44
September 1, 2017	$120,735.42	$104,579.90
October 1, 2017	$117,697.52	$107,617.80
November 1, 2017	$121,591.80	$103,723.52
December 1, 2017	$118,585.62	$106,729.70
January 1, 2018	$119,025.74	$106,289.58
February 1, 2018	$129,710.83	$95,604.49
March 1, 2018	$119,948.90	$105,366.42
April 1, 2018	$123,778.63	$101,536.69

A&R Woodbridge Shopping Center, LLC/A&R Manchester, LLC
Loan Amount: $8,600,000
Interest Rate: 3.50%

Payment Date	Principal Due	Interest Due
May 1, 2017	$33,170.82	$23,855.09
June 1, 2017	$34,037.09	$22,988.82
July 1, 2017	$33,373.38	$23,652.53
August 1, 2017	$33,473.96	$23,551.95
September 1, 2017	$34,331.33	$22,694.58
October 1, 2017	$33,678.32	$23,347.59
November 1, 2017	$34,529.69	$22,496.22
December 1, 2017	$33,883.89	$23,142.02
January 1, 2018	$33,986.01	$23,039.90
February 1, 2018	$36,308.20	$20,717.71
March 1, 2018	$34,197.87	$22,828.04
April 1, 2018	$35,034.00	$21,991.91

A&R Woodbridge Shopping Center, LLC/A&R Manchester, LLC
Loan Amount: $6,400,000
Interest Rate: Libor+1.5%

Payment Date	Principal Due	Interest Due
May 1, 2017	$0	12,675.56
June 1, 2017	$0	12,266.67
July 1, 2017	$0	12,675.56
August 1, 2017	$0	12,675.56
September 1, 2017	$0	12,266.67
October 1, 2017	$0	12,675.56
November 1, 2017	$0	12,266.67
December 1, 2017	$0	12,675.56
January 1, 2018	$0	12,675.56
February 1, 2018	$0	11,448.89
March 1, 2018	$0	12,675.56
April 1, 2018	$0	12,266.67

A&R Woodbridge Shopping Center, LLC
Loan Amount: $19,000,000
Interest Rate: 4.65%

Payment Date	Principal Due	Interest Due
May 1, 2017	$56,686.37	$65,765.71
June 1, 2017	$59,027.50	$63,424.58
July 1, 2017	$57,149.71	$65,302.38
August 1, 2017	$57,378.55	$65,073.54
September 1, 2017	$59,700.03	$62,752.05
October 1, 2017	$57,847.35	$64,604.74
November 1, 2017	$60,155.53	$62,296.56
December 1, 2017	$58,319.85	$64,132.23
January 1, 2018	$58,553.37	$63,898.71
February 1, 2018	$64,948.89	$57,503.20
March 1, 2018	$59,047.90	$63,404.19
April 1, 2018	$61,322.00	$61,130.08

A&R Westfield Lincoln Plaza LLC
Loan Amount: $3,000,000
Interest Rate: 3.25%

Payment Date	Principal Due	Interest Due
May 1, 2017	$11,204.51	$6,404.22
June 1, 2017	$11,441.44	$6,167.29
July 1, 2017	$11,267.89	$6,340.84
August 1, 2017	$11,299.42	$6,309.31
September 1, 2017	$11,533.55	$6,075.18
October 1, 2017	$11,363.32	$6,245.41
November 1, 2017	$11,595.56	$6,013.17
December 1, 2017	$11,427.58	$6,181.15
January 1, 2018	$11,459.56	$6,149.17
February 1, 2018	$12,083.60	$5,525.13
March 1, 2018	$11,525.44	$6,083.29
April 1, 2018	$11,752.89	$5,855.84

SCHEDULE 6.1(l)
INVESTMENT REPRESENTATIONS
Investment Representations
Each Contributor represents and warrants that:

(1)    Accredited Investor. Such Contributor is an accredited investor within the meaning of Rule 501(a) of Regulation D under the Act. As of the Closing Date, such Contributor has duly executed an Accredited Investor Questionnaire indicating the basis for such representation. Such Contributor acknowledges that the OP Units will not be registered under the Act or under any applicable state securities laws. Such Contributor is acquiring the OP Units for its own account with no present intention of selling or otherwise distributing the OP Units in whole or in part, or granting any participation therein, in any transaction requiring registration under the Act or under any applicable state securities laws. Such Contributor is acquiring the OP Units in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Company or the Partnership, nor in connection with or as a participant in any transaction having such purpose or effect. Such Contributor understands and acknowledges that it must bear the economic risk of owning the OP Units for an indefinite period of time as well as the risks of, and other considerations relating to, the acquisition of OP Units (including any securities into which the OP Units may be converted). Such Contributor, by reason of its business and financial experience together with the business and financial experience of those persons, if any, retained by such Contributor to represent or advise such Contributor with respect to its investment in the OP Units (including any securities into which the OP Units may be converted):

(A)
has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of an investment in the Partnership and of making an informed investment decision;

(B)	is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests;

(C)	is capable of bearing the economic risk of such investment; and

(D)
in making its decision to enter into this Agreement has conducted its own due diligence, has been represented by competent counsel and financial advisors and has not relied on oral or written advice from the Partnership or its affiliates, representatives, or agents or on representations or warranties of the Partnership other than those set forth in this Agreement.

(2)    Unregistered Securities. Each Contributor acknowledges that:

ACTIVE/90358678.5

(A)
The OP Units to be acquired by such Contributor hereunder have not been registered under the Act or state securities laws by reason of a specific exemption or exemptions from registration under the Act and applicable state securities laws;

(B)	The Partnership’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Contributors contained herein;

(C)
The OP Units, and any REIT Shares issued in exchange for, or in respect of a redemption of, the OP Units, are “restricted securities” under applicable U.S. federal securities laws and, therefore, cannot be offered, transferred, sold, assigned, pledged, hypothecated or otherwise disposed of unless registered under the Act and applicable state securities laws, or unless an exemption from registration is available;

(D)	There is no public market for the OP Units and no public market may develop;

(E)
Such Contributor has been advised that pursuant to the OP Agreement, the OP Units are not redeemable or exchangeable for cash or the REIT Shares for a minimum of one (1) year from the date of issuance; and

(F)
The Partnership has no obligation or intention to register the OP Units for resale under the Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws. Except as provided in Section 2.3 of this Agreement, the Company has no obligation or intention to register any REIT Shares issued in exchange for, or in respect of a redemption of, the OP Units, for issuance or resale under the Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

Each Contributor hereby acknowledges that because of the restrictions on transfer or assignment of the OP Units to be issued hereunder which are set forth in this Agreement and in the OP Agreement, it may have to bear the economic risk of the OP Units issued hereby for an indefinite period of time. Each Contributor also acknowledges that certificates (if any) representing the OP Units issued to it hereunder will bear a legend substantially similar to the following:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

SCHEDULE 6.4(a)(ii)
PREAPPROVED LEASES

Yonkers Gateway Center

•	None
The Plaza at Woodbridge

•	Harbor Freight – Extension Amendment – email dated January 6, 2017 from Tenant Broker Newmark Grub Knight Frank attached
The Plaza at Cherry Hill

•	Cherry Hill Wine – LOI dated November 15, 2016 attached
Millburn Gateway Center

•	None
Manchester Plaza

•	None
One Lincoln Plaza

•	None
A&R Building

•	None

SCHEDULE 6.5(h)
ADDITIONAL REPRESENTATIONS

1.
SEC Documents. The Company and the Partnership have filed with the SEC all reports, schedules, statements and other documents required to be filed by them under the Exchange Act or the Securities Act since December 31, 2015 (such documents, as supplemented or amended since the time of filing, and together with all information incorporated by reference therein and schedules and exhibits thereto, the “Company SEC Documents”). As of their respective dates, the Company SEC Documents at the time filed (or, if amended or superseded by a filing prior to the date of this Agreement, as of the date of such filing) complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, including any financial statements, and none of the Company SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.
Financial Statements. The financial statements of the Company and the Partnership included in the Company SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company, the Partnership and their consolidated subsidiaries and the consolidated results of operations, changes in equity and cash flows of the Company, the Partnership and their consolidated subsidiaries as of the dates and for the periods shown.

3.
Accounting Controls and Disclosure Controls. Except as may be disclosed in the Company SEC Documents, the Company and the Partnership established and maintain a system of internal control over financial reporting (as defined in Rules 13a–15(f) and 15d–15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting. The Company and the Partnership (A) have designed and maintain disclosure controls and procedures (as defined in Rules 13a–15(e) and 15d–15(e) of the Exchange Act) to provide reasonable assurance that all information required to be disclosed by the Company and the Partnership in the reports that they file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s and the Partnership’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required under the Exchange Act and (B) have disclosed, based on its most recent evaluation of internal control over financial reporting, to the Company’s and the Partnership’s outside auditors (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s and the Partnership’s internal control over financial reporting.

4.
Absence of Certain Changes. Except as disclosed in the Company SEC Documents, since the most recent date of the Company’s financial statements included in the Company SEC Documents, (a) the Company and the Partnership have conducted their respective businesses in the ordinary course in all material respects and (b) no changes, effects, developments, circumstances or events have occurred, which have had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or the Partnership.

5.
Capitalization of the Partnership. As of the date hereof, the Partnership has only one class of Common Partnership Units (as defined in the OP Agreement), of which 108,111,141 are issued and outstanding (not including Common Partnership Units to be issued to the Holders at Closing).

6.
OP Agreement. The Partnership has delivered to Contributors a true, correct and complete copy of the OP Agreement dated as of January 14, 2015 and that OP Agreement has not been later amended or modified.

______________________________________________________________________________
Definitions:
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“GAAP” means United States generally accepted accounting principles.